Securities Act Registration No. 333-184169

Investment Company Act Registration No. 811-22756

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 

	Pre-Effective Amendment No._

☒	Post-Effective Amendment No. 204

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 

☒	Amendment No. 205

(Check appropriate box or boxes.)

Advisors Preferred Trust

(Exact Name of Registrant as Specified in Charter)

1445 Research Boulevard, Suite 530

Rockville, MD 20850

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code: (240) 223-1998

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

41 South High Street, 17th Floor

Columbus, OH 43215

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

 Immediately upon filing pursuant to paragraph (b)

 On (date) pursuant to paragraph (b)

☒ 60 days after filing pursuant to paragraph (a)(1)

 On (date) pursuant to paragraph (a)(1)

 75 days after filing pursuant to paragraph (a)(2)

 On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

 This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Quantified Managed Income Fund Investor Class Shares QBDSX Advisor Class Shares QBDAX	Quantified STF Fund Investor Class Share QSTFX Advisor Class Shares QSTAX
Quantified Alternative Investment Fund Investor Class Shares QALTX Advisor Class Shares QALAX	Quantified Evolution Plus Fund Investor Class Shares QEVOX Advisor Class Shares- QEVAX
Quantified Tactical Fixed Income Fund Investor Class Shares QFITX Advisor Class Shares QTSAX	Quantified Pattern Recognition Fund Investor Class Shares QSPMX Advisor Class Shares QSPAX
Quantified Common Ground Fund Investor Class Shares QCGDX Advisor Class Shares QCGAX	Quantified Government Income Tactical Fund Investor Class Shares QGITX Advisor Class Shares QGATX

PROSPECTUS

[_______] , 2026

Adviser:		Sub-Adviser:

ADVISORS	PREFERRED

Advisors Preferred, LLC 1445 Research Boulevard, Ste. 530 Rockville, MD 20850		Flexible Plan Investments, Ltd. 3883 Telegraph Road, Suite 100 Bloomfield Hills, MI 48302

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

FUND SUMMARIES	1
Quantified Managed Income Fund	1
Quantified Alternative Investment Fund	8
Quantified STF Fund	16
Quantified Tactical Fixed Income Fund	24
Quantified Evolution Plus Fund	30
Quantified Common Ground Fund	37
Quantified Pattern Recognition Fund	42
Quantified Government Income Tactical Fund	48
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	55
Investment Objectives	55
Principal Investment Strategies	55
Principal Investment Risks	66
Liquidity Program	79
Temporary Investments	79
Fund Holdings Disclosure	79
Fund Proxy Voting Disclosures	80
Tailored Shareholder Disclosure	80
Cybersecurity	80
MANAGEMENT	80
Investment Adviser	80
Subadviser	81
Subadviser Portfolio Managers	81
HOW SHARES ARE PRICED	81
HOW TO PURCHASE SHARES	82
HOW TO REDEEM SHARES	85
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	88
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	89
DISTRIBUTION OF SHARES	89
Distributor	89
Distribution Fees	89
Additional Compensation to Financial Intermediaries	90
Householding	90
FINANCIAL HIGHLIGHTS	91
Privacy Notice	103

FUND SUMMARIES

Quantified Managed Income Fund

Investment Objective: The Quantified Managed Income Fund (the "Fund") seeks high total return from fixed income investments on an annual basis consistent with a moderate tolerance for risk.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares	Advisor Class Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.34%(1)	0.23%
Acquired Fund Fees and Expenses(2)	0.26%	0.26%
Total Annual Fund Operating Expenses(2))	1.60%	2.24%
(1)	Includes up to 0.15% for sub-transfer agent and sub-accounting fees.
(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and do not include the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor	$163	$505	$871	$1,900
Advisor	$227	$700	$1,200	$2,575

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended June 30, 2025, the Fund's portfolio turnover rate was 826% of the average value of its portfolio.

Principal Investment Strategies: The Fund's investment adviser, Advisors Preferred, LLC (the "Adviser"), delegates execution of the Fund's investment strategy to the subadviser, Flexible Plan Investments, Ltd. ("FPI" or the "Subadviser"). The Subadviser selects investments for the Fund and provides trade placement for fixed income instruments, including cash equivalents. The Adviser provides trade placement for non-fixed income instruments. The Fund invests primarily in income-producing securities. The Fund does so indirectly through exchange-traded funds ("ETFs"), and other closed-end and open-end investment companies that themselves primarily invest in income-producing securities. The underlying income-producing securities to which the Fund seeks to gain exposure primarily include U.S. government securities, corporate debt obligations, foreign debt securities (including emerging markets), and bonds in the lowest credit rating category, also called "junk bonds," convertible bonds, preferred stocks, common stocks, master limited partnerships ("MLPs"), and real estate investment trusts ("REITs"). The Fund may also invest directly in these types of securities. The Fund may invest in fixed-income securities without any restriction on maturity. The Fund may gain exposure to income securities by using inverse and/or leveraging instruments: leveraged ETF positions, futures contracts, forward contracts, options, swap agreements, and pooled investment vehicles regardless of whether they generate income or dividends, and may invest up to 80% of its assets in short positions. Certain pooled investment vehicles are classified as commodity pools. The Fund invests in commodity pools that primarily in financial futures such as interest rate, equity and currency futures. However, these pools may have lesser

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exposure to commodity-related and volatility-related futures. The Fund employs short positions for hedging purposes or to capture returns in down markets.

The Fund employs an aggressive management strategy that typically results in high portfolio turnover. As part of its principal investment strategy the Fund may invest all or part of the Fund assets in short-term and ultra-short-term ETFs and for temporary defensive purposes, the Fund may invest all or part of the Fund assets in cash and/or cash equivalents.

The Fund may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the "Subsidiary"). The Subsidiary is expected to provide the Fund with indirect exposure to certain instruments such as commodity futures within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "code"). The Subsidiary will invest primarily in pooled investment vehicles. The Fund's investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Fund.

In managing the Fund's assets, the Subadviser employs a dynamic asset allocation strategy. The Subadviser analyzes the overall investment opportunities of various fixed-income investments and market sectors to determine how to position the Fund's portfolio. The Subadviser evaluates and ranks the short-term to intermediate-term performance of each investment and invests in those securities that best fit the percentage allocations deemed beneficial by the Subadviser's multiple proprietary algorithms.

The Subadviser typically assigns each investment in which it invests a minimum holding period, though an investment's actual holding period and allocation weighting will depend on its performance ranking. The allocation weightings will likely not be changed for a time period longer than the assigned holding period. By establishing holding periods, the Subadviser seeks to maintain longer-term core holdings in the Fund. The Subadviser generally evaluates all investments weekly based on its allocation rankings but may reallocate more or less often to minimize the impact and costs associated with trading. Finally, in making the decision to invest in a security, long or short, the Subadviser may utilize proprietary and third-party analysis models that evaluate interest rate trends and other macroeconomic data, market momentum, price patterns and other technical data or data related to accounting periods, tax events and other calendar-related events. In addition, the Subadviser uses the Fund as an asset allocation tool for its other clients, which may lead to purchases and redemptions of Fund shares. Responding to purchase and redemption-related fluctuations in the Fund's size will result in portfolio turnover not directly related to the preceding investment analysis.

Principal Investment Risks: An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. Neither the Subadviser nor the Adviser can guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with other fixed income mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Subadviser's Investment Strategy Risk – While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. The Subadviser will aggressively change the Fund's portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser's investment strategy will enable the Fund to achieve its investment objective.

Active and Frequent Trading Risk – The Fund may engage in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them. The Subadviser's use of the Fund as an asset allocation tool for its other clients will increase the Fund's portfolio turnover.

Aggressive Investment Techniques Risk – The Fund uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts and options include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Convertible Bond Risk – Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk.

Counterparty Risk – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to

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gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. These financial instruments may include swap agreements. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements may also be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Credit Risk – The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. The value of a debt security may decline if there are concerns about an issuer's ability or willingness to make interest and or principal payments. Changes in an issuer's financial strength or in an issuer's or debt security's credit rating also may affect a security's value and thus have an impact on Fund performance. The Fund considers all derivatives and non-U.S. Treasury debt instruments as subject to credit risk.

Derivatives Risk – The Fund uses investment techniques, including investments in derivatives such as futures contracts, forward contracts, options, and swaps, which may be considered aggressive. Investments in such derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. In addition, the Fund's direct and indirect investments in derivatives currently are subject to the following risks:

Futures and Forward Contracts Risk. There may be an imperfect correlation between the changes in the market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. Forward currency transactions include the risks associated with fluctuations in currencies.

o	Currency Futures Risk: Foreign currency contracts subject the Fund to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.
o	Debt Futures Risk: Typically, a rise in interest rates causes a decline in the value of debt futures. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt futures held by the Fund.
o	Equity Futures Risk: Equity futures are subject to general market risks and may not track the equity indices for which they are intended to serve as substitutes.
o	Energy Futures Risk: Energy prices may be adversely affected by fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions.
o	Metals Futures Risk: Precious and industrial metals prices may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the production costs of these metals. Precious metal prices may become volatile when they serve as a substitute for currencies.
o	Agriculture Commodity Futures Risk: Investing in the commodities markets through futures may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund's investment return, or create a loss.

Options Risk. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.

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Swap Agreements Risk. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk, which relates to the credit risk of the counterparty and liquidity risk of the swaps themselves.

Equity Securities Risk – Investments in publicly issued equity securities and securities that provide exposure to equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the Net Asset Value ("NAV") of the Fund to fluctuate.

Foreign Securities Risk – Investments in foreign securities and securities that provide exposure to foreign securities involve greater risks than investing in domestic securities. As a result, the Fund's returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic, or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. These risks are more pronounced in emerging market countries, which are generally those with per capita income less than half that of the U.S.

Holding Cash Risk – The Fund may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest. There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and the Fund will not be able to sell stocks quickly enough to avoid losses or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Interest Rate Risk – The value of the Fund's investment in fixed income securities will fall when interest rates rise. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened.

Leverage Risk – The Fund may use leveraged investments that attempt to amplify the price movement of underlying securities or indices on a daily or other periodic basis, which may be considered aggressive. Such instruments may experience potentially dramatic price changes (losses), imperfect amplification and imperfect correlations between the price of the investment and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of leverage instruments may currently expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of leveraged instruments may result in larger losses or smaller gains than otherwise would be the case.

Lower-Quality Debt Securities Risk – The Fund will invest a significant portion of its assets in securities rated below investment grade or "junk bonds." Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities are considered speculative and generally involve greater risk of default or price changes than other types of fixed-income securities and the Fund's performance may vary significantly as a result.

Market Risk – Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional, or global events, such as war; acts of terrorism; financial, political, or social disruptions; natural, environmental, or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions, and the market in general, in ways that cannot necessarily be foreseen.

MLP Risk – Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks and risks related to the general partner's limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Many MLPs are focused on energy-related business and are subject to energy sector risks, such as decline in the price of petroleum.

Preferred Stock Risk – The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

REIT Risk – A REIT's performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local and regional.

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and national economic conditions, interest rates and tax considerations.

Risks of Investing in Other Investment Companies (including ETFs and pooled investment vehicles) - Investments in the securities of other investment companies, including ETFs and pooled investment vehicles, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF or pooled investment vehicles, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment companies or ETFs or pooled investment vehicles, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund's own operations. Certain of these pooled investment vehicles may have performance fees that increase their expenses. If the other investment companies or ETFs or pooled investment vehicles fail to achieve their investment objectives, the value of the Fund's investment will decline, adversely affecting the Fund's performance. Leveraged ETFs or pooled investment vehicles will amplify gains and losses. Most leveraged ETFs "reset" daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. In addition, closed-end investment company and ETF shares may potentially trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings in those shares at the most optimal time, adversely affecting the Fund's performance.

Shorting (Inverse) Risk – Short (inverse) positions are designed to profit from a decline in the price of particular securities, investments in securities or indices. The Fund will lose value if and when the instrument's price rises – a result that is the opposite from traditional mutual funds. The Fund may also utilize inverse mutual funds and ETFs. These instruments seek to increase in value when their underlying securities or indices decline. Like leveraged investments, inverse positions may be considered aggressive. Inverse positions may also be leveraged. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in "long" positions.

Taxation Risk – By investing in certain instruments indirectly through the Subsidiary, the Fund will obtain exposure to these markets within the Federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will flow through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Wholly Owned Subsidiary Risk – Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the Investment Company Act of 1940 ("1940 Act"), as amended, and unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Fund.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund's Investor Class shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund's Investor Class shares over time to the performance of a broad-based market index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Advisor Class shares have similar annual returns to Investor Class shares because the classes are invested in the same portfolio of securities, however, the returns for Advisor Class shares are lower than Investor Class shares because Advisor Class shares have higher expenses. Shareholder reports containing financial and performance information for the Fund will be mailed to shareholders semi-annually. Updated performance information is available at no cost by calling toll-free 1-855-64-QUANT (1-855-647-8268).

[update]

Quantified Managed Income Fund

Investor Class Performance Bar Chart

For Calendar Years Ended December 31

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Best Quarter	4.74%	March 31, 2019
Worst Quarter	(9.29)%	March 31, 2020

The Fund's Investor Class year-to-date return as of September 30, 2025 was 5.96%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2025)

Quantified Managed Income Fund	One Year	Five Years	Ten Years or Since Inception(1)
Investor Class Shares Return before taxes	[1.03%	(2.23)%	0.28%
Investor Class Shares Return after taxes on distributions	(0.47)%	(2.97)%	(0.54)%
Investor Class Shares Return after taxes on distributions and sale of Fund Shares(2)(4)	0.69%	(1.94)%	(0.08)%
Bloomberg US Aggregate Bond Index(3) (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	1.35%(5)
Advisor Class Shares Return before taxes	0.28%	(2.86)%	(0.15)%(4)
Bloomberg US Aggregate Bond Index(3) (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	1.19%(5)]

(1)       The Inception date of the Fund's Investor Class Shares is August 9, 2013. The Fund's Advisor Class Shares commenced operations on March 18, 2016.

(2)       After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)       The Bloomberg US Aggregate Bond Index is an unmanaged index comprised of U.S. Investment grade bond market securities, including government, government agency, corporate and mortgage-backed securities. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index does not reflect any fees or expenses.

(4)       After tax returns are only shown for Investor Class Shares, After Tax Return for Advisor Class Shares will vary.

(5)       The Bloomberg US Aggregate Bond Index is shown for ten years for Investor Class Shares and since inception March 18, 2016 for Advisor Class Shares.

Investment Adviser: Advisors Preferred, LLC.

Subadviser: Flexible Plan Investments, Ltd.

Subadviser Portfolio Managers: Jerry C. Wagner, President of the Subadviser, has served the Fund as its portfolio manager since it commenced operations in 2013. Daniel Poppe, CFA, Senior Research Analyst of the Subadviser has served the Fund as a portfolio manager since April 2024.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. You may purchase or redeem Fund shares by written request via mail (Quantified Managed Income Fund, c/o Ultimus Fund Solutions, LLC, PO Box 46707, Cincinnati, OH 45246), by wire transfer, by telephone toll-free at 1-855-64-QUANT (1-855-647-8268), or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments

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in the following minimum amounts:

Class	Account Type	Minimum Initial Investment	Minimum Subsequent Investment
Investor	Regular Account	$10,000	$1,000
Investor	Retirement Account	$10,000	$0
Advisor	Regular Account	$10,000	$1,000
Advisor	Retirement Account	$10,000	$0

The Fund, Adviser or Subadviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Quantified Alternative Investment Fund

Investment Objective: The Quantified Alternative Investment Fund (the "Fund") seeks high total return from alternative investment vehicles on an annual basis consistent with a high tolerance for risk.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares	Advisor Class Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.42%(1)	0.32%
Acquired Fund Fees and Expenses(2)	0.99%	0.99%
Total Annual Fund Operating Expenses(2)	2.41%	3.06%
(1)	Includes up to 0.15% for sub-transfer agent and sub-accounting fees.
(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and do not include the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor	$244	$751	$1,285	$2,746
Advisor	$309	$945	$1,606	$3,374

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended June 30, 2025, the Fund's portfolio turnover rate was 659% of the average value of its portfolio.

Principal Investment Strategies: The Fund's investment adviser, Advisors Preferred, LLC (the "Adviser"), delegates execution of the Fund's investment strategy to the Subadviser, Flexible Plan Investments, Ltd. ("FPI" or the "Subadviser"). The Subadviser selects investments for the Fund and provides trade placement for fixed income instruments, including cash equivalents. The Adviser provides trade placement for non-fixed income instruments. The Fund is aggressively managed by FPI. The Fund will primarily invest indirectly in alternative investments by using exchange-traded funds ("ETFs"), open-end mutual funds, other investment companies, or pooled investment vehicles. The Subadviser defines "Alternative Investment" as any security or instrument that it expects to have returns with a low or negative return correlation with the S&P 500® Index over time. Furthermore, the term "Alternative Investment" in the Fund's name also refers to the non-traditional types of equity (i.e., other than common stocks expected to have returns highly correlated to the S&P 500® Index over time) and debt securities in which the Fund may invest and to which the Fund may gain exposure through investments in ETFs, open-end mutual funds and other investment companies, or pooled investment vehicles. Investments in ETFs, Unit Investment Trusts ("UITs"), investment companies, or pooled investment vehicles may include those investing (passively or actively) in equity, income, commodities, sectors, domestic, international, currency, inverse and/or leveraged positions and alternative investments, including non-principal positions relating to companies with small (less than $2 billion) or medium ($2 to $5 billion) market capitalization. The Fund invests in fixed-income securities without any restriction on maturity. The alternative investments provide the Fund exposure to dynamic market strategies, which utilize U.S. and foreign dividend-paying equities or interest-bearing fixed income securities having a low or negative correlation with the S&P 500® Index, including U.S. dollar-denominated corporate obligations, mortgage and asset-backed securities, commodities, currencies and foreign (including emerging markets) and domestic securities. The Fund also may invest in leveraging instruments: futures contracts, forward contracts, options and swap agreements, and may take short positions with up to 80% of its asset in income generating equity or alternative securities, futures contracts, forward contracts, options and swap agreements relating thereto. The Fund may

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also use borrowing to leverage the portfolio and manage cash flows. The Fund employs short positions for hedging purposes or to capture returns in down markets. The Fund may gain exposure without limitation to securities rated below investment grade or "junk bonds", including bonds in the lowest credit rating category. The Fund may also invest to gain indirect exposure to cryptocurrencies such as Bitcoin and Ether. The Fund may invest in less prominent cryptocurrencies that the Subadviser believes are sufficiently well-developed to provide a viable investment. The Fund may invest in cryptocurrencies though futures, ETFs, exchange-traded products (ETPs); as well as through swaps and options on the preceding or a cryptocurrency or basket of cryptocurrencies.

The Fund employs an aggressive management strategy that typically results in high portfolio turnover. As part of its principal investment strategy the Fund may invest significantly in cash and/or cash equivalents.

The Fund may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the "Subsidiary"). The Subsidiary is expected to provide the Fund with indirect exposure to certain instruments such as Bitcoin futures within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "code"). The Subsidiary will invest primarily in commodities, cryptocurrency-related instruments, or pooled investment vehicles. The Fund's investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Fund.

In managing the Fund's assets, the Subadviser employs a dynamic asset allocation strategy. The Subadviser analyzes the overall investment opportunities of various alternative securities and market sectors to determine how to position the Fund's portfolio. The Subadviser evaluates and ranks the short-term to intermediate-term performance of each investment and invests in those securities that best fit the percentage allocations deemed beneficial by the Subadviser's multiple proprietary algorithms.

The Subadviser typically assigns each investment in which it invests a minimum holding period, though an investment's actual holding period and allocation weighting will depend on its performance ranking. The allocation weightings will likely not be changed for a period longer than the assigned holding period. By establishing holding periods, the Subadviser seeks to maintain longer-term core holdings in the Fund. The Subadviser generally evaluates all investments daily based on its allocation rankings but may reallocate less often to minimize the impact and costs associated with trading. Finally, in making the decision to invest in a security, long or short, the Subadviser may utilize proprietary and third-party analysis models that evaluate interest rate trends and other macroeconomic data, market momentum, price patterns and other technical data or data related to accounting periods, tax events and other calendar-related events. The Subadviser also uses these proprietary analysis models to implement its dynamic asset allocation strategy which, at any time, may result in a large portion or all of the fund's assets invested, directly or indirectly, in investment grade fixed income securities, cash and/or cash equivalents in order to seek to provide security of principal, current income and liquidity. In addition, the Subadviser uses the Fund as an asset allocation tool for its other clients, which may lead to purchases and redemptions of Fund shares. Responding to purchase and redemption related fluctuations in the Fund's size will result in portfolio turnover not directly related to the preceding investment analysis.

Principal Investment Risks: An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. Neither the Subadviser nor the Adviser can guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with other fixed income mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Subadviser's Investment Strategy Risk – While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. The Subadviser will aggressively change the Fund's portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser's investment strategy will enable the Fund to achieve its investment objective. Determination of alternative status based on historical analysis may not be indicative of future results.

Active and Frequent Trading Risk – The Fund may engage in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them. The Subadviser's use of the Fund as an asset allocation tool for its other clients will increase the Fund's portfolio turnover.

Aggressive Investment Techniques Risk – The Fund uses investment techniques that may be considered aggressive.

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Risks associated with the use of futures contracts and options include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Asset-Backed Securities Risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities also may be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Commodity Risk – The investments in companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses. The value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

Convertible Bond Risk – Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk.

Counterparty Risk – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. These financial instruments may include swap agreements. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Credit Risk – The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. The value of a debt security may decline if there are concerns about an issuer's ability or willingness to make interest and or principal payments. Changes in an issuer's financial strength or in an issuer's or debt security's credit rating also may affect a security's value and thus have an impact on Fund performance. The Fund considers all derivatives and non-U.S. Treasury debt instruments as subject to credit risk.

Cryptocurrency Risk – Cryptocurrencies may experience very high volatility and related investment vehicles may be affected by such volatility. As a cryptocurrency, for example, Bitcoin operates without central authority and is not backed by any government. Federal, state or foreign governments may restrict the use and exchange of cryptocurrencies, and regulation in the U.S. is still developing. Increased regulation might tend to depress the price of cryptocurrencies. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware. Typically, cryptocurrency transactions are irrevocable and stolen or incorrectly transferred crypto coins may be irretrievable. As a result, any incorrectly executed crypto transactions could adversely affect the value of the Fund's investment in crypto-related vehicles. Historically, crypto-related vehicles have traded at a significant premium or discount to net asset value. Crypto futures-related funds are subject to imperfect correlation between futures and crypto coins, as well as futures liquidity risk. There may not be a liquid market for crypto futures contracts.

Derivatives Risk – The Fund uses investment techniques, including investments in derivatives such as futures contracts, forward contracts, options and swaps, which may be considered aggressive. Investments in such derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. In addition, the Fund's investments in derivatives are currently subject to the following risks:

Futures and Forward Contracts Risk. There may be an imperfect correlation between the changes in the market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. Forward currency transactions include the risks associated with fluctuations in currency.

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o	Currency Futures Risk: Foreign currency contracts subject the Fund to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.
o	Debt Futures Risk: Typically, a rise in interest rates causes a decline in the value of debt futures. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt futures held by the Fund.
o	Equity Futures Risk: Equity futures are subject to general market risks and may not track the equity indices for which they are intended to serve as substitutes.
o	Energy Futures Risk: Energy prices may be adversely affected by fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions.
o	Metals Futures Risk: Precious and industrial metals prices may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the production costs of these metals. Precious metal prices may become volatile when they serve as a substitute for currencies.
o	Agriculture Commodity Futures Risk: Investing in the commodities markets through futures may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund's investment return, or create a loss.

Options Risk. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.

Swap Agreements Risk. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk, which relate to the credit risk of the counterparty and liquidity risk of the swaps themselves.

Equity Securities Risk – Investments in publicly issued equity securities and securities that provide exposure to equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the Net Asset Value ("NAV") of the Fund to fluctuate.

Foreign Securities Risk – Investments in foreign securities and securities that provide exposure to foreign securities involve greater risks than investing in domestic securities. As a result, the Fund's returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. These risks are more pronounced in emerging market countries, which are generally those with per capita income less than half that of the U.S.

Holding Cash Risk – The Fund may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest. There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and the Fund will not be able to sell stocks quickly enough to avoid losses or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Interest Rate Risk – The value of the Fund's investment in fixed income securities will fall when interest rates rise. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened.

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Leverage Risk – The Fund may use leveraged investments that attempt to amplify the price movement of underlying securities or indices on a daily or other periodic basis, which may be considered aggressive. Such instruments may experience potentially dramatic price changes (losses), imperfect amplification and imperfect correlations between the price of the investment and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of leverage instruments may currently expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of leveraged instruments and borrowing may result in larger losses or smaller gains than otherwise would be the case. Borrowing will reduce the returns by interest expense and other fees.

Lower Quality Debt Securities Risk – The Fund will invest a significant portion of its assets in securities rated below investment grade or junk bonds which may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities are considered speculative and generally involve greater risk of default or price changes than other types of fixed-income securities and the Fund's performance may vary significantly as a result.

Market Risk – Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Prepayment Risk and Mortgage-Backed Securities Risk – Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. As a result, the Fund may have to reinvest its assets in mortgage securities or other debt securities that have lower yields.

Risks of Investing in Other Investment Companies (including ETFs and UITs or pooled investment vehicles) – Investments in the securities of other investment companies, including ETFs or pooled investment vehicles, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF or pooled investment vehicles, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment companies or ETFs, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund's own operations. Certain of these pooled investment vehicles may have performance fees that increase their expenses. If the other investment companies or ETFs, or pooled investment vehicles fail to achieve their investment objectives, the value of the Fund's investment will decline, adversely affecting the Fund's performance. Leveraged ETFs and pooled investment vehicles will amplify gains and losses. Most leveraged ETFs "reset" daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. In addition, closed-end investment company and ETF shares may potentially trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings in those shares at the most optimal time, adversely affecting the Fund's performance.

Shorting (Inverse) Risk – Short (inverse) positions are designed to profit from a decline in the price of particular securities, investments in securities or indices. The Fund will lose value if and when the instrument's price rises, a result that is the opposite from traditional mutual funds. The Fund may also utilize inverse mutual funds and ETFs. These instruments seek to increase in value when their underlying securities or indices decline. Like leveraged investments, inverse positions may be considered aggressive. Inverse positions may also be leveraged. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in "long" positions.

Taxation Risk – By investing in certain instruments indirectly through the Subsidiary, the Fund will obtain exposure to these markets within the Federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Wholly Owned Subsidiary Risk – Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. The Subsidiary is not

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registered under the Investment Company Act of 1940 ("1940 Act"), as amended, and unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Fund.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund's Investor Class shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund's Investor Class shares over time to the performance of a broad-based market index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Advisor Class shares have similar annual returns to Investor Class shares because the classes are invested in the same portfolio of securities, however, the returns for Advisor Class shares are lower than Investor Class shares because Advisor Class shares have higher expenses. Shareholder reports containing financial and performance information for the Fund will be mailed to shareholders semi-annually. Updated performance information is available at no cost by calling toll-free 1-855-64-QUANT (1-855-647-8268).

[update]

Quantified Alternative Investment Fund

Investor Class Performance Bar Chart

For Calendar Year Ended December 31

Best Quarter	10.73%	December 31, 2020
Worst Quarter	(16.15)%	March 31, 2020

The Fund's Investor Class year-to-date return as of September 30, 2025 was 11.75%.

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2025)

Quantified Alternative Investment Fund	One Year	Five Years	Ten Years or Since Inception(1)
Investor Class shares Return before taxes	[4.46%	2.10%	1.98%
Investor Class shares Return after taxes on distributions(2)(4)	3.94%	0.67%	1.06%
Investor Class shares Return after taxes on distributions and sale of Fund shares(2)(4)	2.80%	1.07%	1.19%
S&P 500 Total Return Index(3) (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%(5)
Advisor Class Shares Return before taxes	3.75%	1.54%	2.37%(5)
S&P 500 Total Return Index(3) (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	14.75%(5)]

(1)       The Inception date of the Fund's Investor Class Shares is August 9, 2013. The Fund's Advisor Class Shares commenced operations on March 18, 2016.

(2)       After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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(3)       The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index; unlike the Fund's returns, the index does not reflect any fees or expenses.

(4)       After tax returns are only shown for Investor Class Shares, including the ten years. After tax returns for Advisor Class Shares will vary.

(5)       The S&P 500 Total Return Index Return shown is for 10 year period for the Investor Class Shares and from of March 18, 2016 for the Advisor Class Shares.

Investment Adviser: Advisors Preferred, LLC

Subadviser: Flexible Plan Investments, Ltd.

Subadviser Portfolio Managers: Jerry C. Wagner, President of the Subadviser, has served the Fund as its portfolio manager since it commenced operations in 2013. Daniel Poppe, CFA, Senior Research Analyst of the Subadviser has served the Fund as a portfolio manager since April 2024.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. You may purchase or redeem Fund shares by written request via mail (Quantified Alternative Investment Fund, c/o Ultimus Fund Solutions, LLC, PO Box 46707, Cincinnati, OH 45246), by wire transfer, by telephone toll-free at 1-855-64-QUANT (1-855-647-8268), or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments in the following minimum amounts:

Class	Account Type	Minimum Initial Investment	Minimum Subsequent Investment
Investor	Regular Account	$10,000	$1,000
Investor	Retirement Account	$10,000	$0
Advisor	Regular Account	$10,000	$1,000
Advisor	Retirement Account	$10,000	$0

The Fund, Adviser or Subadviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Quantified STF Fund

Investment Objective: The Quantified STF Fund (the "Fund") seeks high appreciation on an annual basis consistent with a high tolerance for risk.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy ,hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares	Advisor Class Shares
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.34%(1)	0.21%
Acquired Fund Fees and Expenses(2)	0.14%	0.14%
Total Annual Fund Operating Expenses(2)	1.73%	2.35%
(1)	Includes up to 0.15% for sub-transfer agent and sub-accounting fees.
(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund and do not include the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor	$176	$545	$939	$2.041
Advisor	$238	$733	$1,255	$2,686

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. For the fiscal year ended June 30, 2025, the Fund's portfolio turnover rate was 153% of the average value of its portfolio.

Principal Investment Strategies: The Fund's investment adviser, Advisors Preferred, LLC (the "Adviser"), delegates execution of the Fund's investment strategy to the Subadviser, Flexible Plan Investments, Ltd. ("FPI" or the "Subadviser"). The Subadviser selects investments for the Fund and provides trade placement for fixed income instruments, including cash equivalents. The Adviser provides trade placement for non-fixed income instruments. The Fund is aggressively managed by the Subadviser, which typically results in high portfolio turnover. FPI seeks to achieve the Fund's investment objective primarily by using the Subadviser's proprietary Self-Adjusting Trend Following Strategy ("STF Strategy"). The STF Strategy assesses market risk and classifies it into four levels and allocates assets accordingly between equity-related and fixed income-related asset classes.

Self-Adjusting Trend Following Strategy

The STF Strategy is used to allocate Fund assets between long and short equity-related and long fixed income-related investments. This strategy monitors the price trends of the NASDAQ 100 Index to assess market conditions. The proprietary price-based rules can involve index prices at daily market close, and moving average values of daily close prices, including but not limited to 3-day, 5-day, 10-day, 50-day and 200-day moving averages, as well as day-to-day changes of one or more of these moving averages, and the slope of the moving averages. The STF Strategy follows easily identifiable market trends, with a proprietary rule set that seeks to take advantage of both up and down market trends. Since the market risk exposure of the STF Strategy is solely based on the price action of the NASDAQ 100 Index, the STF Strategy aims to out-perform the NASDAQ 100 Index over the long term with less downside risk. The NASDAQ 100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The STF Strategy adjusts overall Fund market risk exposure relative to the NASDAQ 100 Index at four discrete levels, defined by proprietary market trend measures, and according to a NASDAQ 100 Index price-based proprietary rule set:

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1.	When the rule set indicates no obvious market trend, as defined by the Subadviser's proprietary indicators, the strategy dictates near-zero exposure to equity market risk (a "Flat" position), and the two income allocations described below account for nearly all of the allocation of Fund assets.
2.	When the rule set indicates a regular up trend, as defined by the Subadviser's proprietary indicators, the strategy dictates 100% exposure to the NASDAQ 100 Index (a "1x Long" position), through investments in Exchange Traded Funds ("ETFs"), and Exchange Traded Notes ("ETNs"), futures or swaps contracts. Each of these can be used as substitutes for the NASDAQ 100 Index. The Fund should realize approximately 100% of the NASDAQ 100 Index return, before expenses of the Fund and expenses of the investments used to execute the 1x Long position. To the extent leverage is utilized through leveraged ETFs, futures or swaps, the Fund may have investible funds to include in the two income allocations.
3.	When the rule set indicates a strong up trend, as defined by the Subadviser's proprietary indicators, the strategy dictates a 200% exposure to the NASDAQ 100 Index (a "2x Long" position), through investment in ETFs, ETNs, futures or swaps contracts. Each of these can be used as substitutes for the NASDAQ 100 Index. The Fund should realize approximately 200% of the NASDAQ 100 Index return, before expenses of the Fund and expenses of the investments used to execute the 2x Long position. To the extent leverage is utilized through leveraged ETFs, futures or swaps, the Fund may have investible funds to include in the two income allocations.

4.     When the rule set indicates a down market trend, as defined by the Subadviser's proprietary indicators, the strategy dictates an inverse or short 100% exposure to the NASDAQ 100 index (a "1x Short" position), through investments in inverse or leveraged inverse ETFs or ETNs , futures or swaps. Each of these can be used as substitutes for an inverse NASDAQ 100 Index position. The Fund should realize an approximate negative 100% of the NASDAQ 100 Index's return, before expenses of the Fund and expenses of the investments used to execute the 1x Short position. To the extent leverage is utilized through ETFs, futures or swaps, the Fund may have investible funds to include in the two income allocations.

Short to Medium-Term Fixed Income Allocation

The Fund will invest directly in short to medium-term fixed income securities. The portion of the Fund invested in short- to medium-term fixed income securities will be greatest when the STF Strategy finds no obvious market trend (risk level 1 above). The Subadviser's security selection decisions are driven by liquidity, rating and time to maturity. This portion of the Fund's portfolio is constructed in order to mitigate interest rate and credit risk while optimizing income and will involve investment in the following securities: cash, cash equivalents, and upper medium investment grade to prime investment grade short-term debt securities and money market instruments.

Fixed Income/Equity Income Allocation

The Fund will also invest in income-producing securities. The portion of the Fund invested in income-producing securities will be greatest when the STF Strategy finds no obvious market trend (risk level 1 above). The Fund does so indirectly through ETFs, other closed-end and open-end investment companies that themselves primarily invest in income-producing securities. The underlying income-producing securities to which the Fund seeks to gain exposure are primarily: U.S. government securities, corporate debt obligations, foreign debt securities (including emerging markets, which the Fund defines, generally, as those with per capita income less than half that of the U.S.), and bonds in the lowest credit rating category, also called "junk bonds," convertible bonds, preferred stocks, common stocks, master limited partnerships ("MLPs"), and real estate investment trusts ("REITs").

Subadvisor may also utilize its proprietary Targeted Volatility Analysis (TVA) in conjunction with the use of the two income allocations to seek to target a level of volatility (based on historical standard deviation measures) for the Fund during any of the Fund's four levels of market risk exposure. The Fund may supplement its exposure to equity markets other than the NASDAQ 100 index through an investment in pooled investment vehicles that focus on other equity segments such as the S&P 500. Certain pooled investment vehicles are classified as commodity pools. The Fund invests in commodity pools that primarily in financial futures such as interest rate, equity and currency futures. However, these pools may have lesser exposure to commodity-related and volatility-related futures.

The Fund may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the "Subsidiary"). The Subsidiary is expected to provide the Fund with indirect exposure to certain instruments such as commodity futures within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "code"). The Subsidiary will invest primarily in pooled investment vehicles. The Fund's investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Fund.

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The Fund invests without restriction as to issuer capitalization, country, credit quality or the maturity of a security. The Adviser selects swap counterparties that it believes are creditworthy based on credit rating and financial strength. In addition, the Subadviser uses the Fund as an asset allocation tool for its other clients, which may lead to purchases and redemptions of Fund shares. Responding to purchase and redemption-related fluctuations in the Fund's size will result in portfolio turnover not directly related to the preceding investment strategy analysis.

Principal Investment Risks: An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. Neither the Subadviser nor the Adviser can guarantee that the Fund will achieve its objective. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Subadviser's Investment Strategy Risk – While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. The Subadviser's use of ETFs, ETNs, and other instruments as substitutes for the underlying stocks of the NASDAQ 100 Index means only a portion of the NASDAQ 100 Index's dividend yield will be realized because the expenses of ETFs, ETNs, and other instruments reduce their yield. The Subadviser will aggressively change the Fund's portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser's investment strategy will enable the Fund to achieve its investment objective.

Active and Frequent Trading Risk – The Fund may engage in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them. The Subadviser's use of the Fund as an asset allocation tool for its other clients will increase the Fund's portfolio turnover.

Aggressive Investment Techniques Risk – The Fund uses investment techniques, that is, inverse and leveraged instruments and derivatives that may be considered aggressive. Risks associated with the use of futures contracts and options include potentially dramatic price changes (gains or losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Convertible Bond Risk – Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk.

Counterparty Risk – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. These financial instruments may include swap agreements. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Credit Risk – The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. The value of a debt security may decline if there are concerns about an issuer's ability or willingness to make interest and or principal payments. Changes in an issuer's financial strength or in an issuer's or debt security's credit rating also may affect a security's value and thus have an impact on Fund performance.

Depositary Receipt Risk – To the extent the Fund invests in stocks of foreign corporations, the Fund's investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including American Depositary Receipts ("ADRs"). While the use of ADRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Derivatives Risk – The Fund uses investment techniques, including investments in derivatives such as futures, options, and

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swaps, which may be considered aggressive. Investments in such derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. In addition, the Fund's direct and indirect investments in derivatives are currently subject to the following risks:

Futures Contracts Risk. There may be an imperfect correlation between the changes in the market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

o	Currency Futures Risk: Foreign currency contracts subject the Fund to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.
o	Debt Futures Risk: Typically, a rise in interest rates causes a decline in the value of debt futures. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt futures held by the Fund.
o	Equity Futures Risk: Equity futures are subject to general market risks and may not track the equity indices for which they are intended to serve as substitutes.
o	Energy Futures Risk: Energy prices may be adversely affected by fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions.
o	Metals Futures Risk: Precious and industrial metals prices may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the production costs of these metals. Precious metal prices may become volatile when they serve as a substitute for currencies.
o	Agriculture Commodity Futures Risk: Investing in the commodities markets through futures may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund's investment return, or create a loss.

Options Risk. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.

Swap Agreements Risk. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk, which relate to the credit risk of the counterparty and liquidity risk of the swaps themselves.

Equity Securities Risk – Investments in publicly issued equity securities and securities that provide exposure to equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause net asset value ("NAV") of the Fund to fluctuate.

Financial Sector Risk – Performance of companies in the financial sector may be adversely impacted by higher borrower default rates, changes in interest rates, leverage, and increased government regulation.

Foreign Securities Risk – Investments in foreign securities and securities that provide exposure to foreign securities involve greater risks than investing in domestic securities. As a result, the Fund's returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The Fund also may invest in depositary receipts, including ADRs, which are traded on exchanges and provide an alternative to investing directly in foreign securities. Investments in ADRs are subject to many of the risks associated with investing directly in foreign securities. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available

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about foreign companies. These risks are more pronounced in emerging market countries, which are generally those with per capita income less than half that of the U.S.

Holding Cash Risk – The Fund may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest. Consequently, the Fund may fail to participate in advantageous market returns.

Interest Rate Risk – The value of the Fund's investment in fixed income securities will fall when interest rates rise. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened.

Leverage Risk – The Fund may use leveraged investments that attempt to amplify the price movement of underlying securities or indices on a daily or other periodic basis, which may be considered aggressive. Such instruments may experience potentially dramatic price changes (losses), imperfect amplification and imperfect correlations between the price of the investment and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of leverage instruments may currently expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of leveraged instruments may result in larger losses or smaller gains than otherwise would be the case.

Lower Quality Debt Securities Risk – The Fund may invest a significant portion of its assets, primarily through a fund-of-funds approach, in securities rated below investment grade or "junk bonds." Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities are considered speculative and generally involve greater risk of default or price changes than other types of fixed-income securities and the Fund's performance may vary significantly as a result.

Market Risk – Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

MLP Risk – Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks and risks related to the general partner's limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Many MLPs are focused on energy-related business and are subject to energy sector risks, such as decline in the price of petroleum.

Preferred Stock Risk – The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

REIT Risk – A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local, regional, and national economic conditions, interest rates and tax considerations.

Risks of Investing in Other Investment Companies and Pooled Investment Vehicles – Investments in the securities of other investment companies, (ETFs and mutual funds) and pooled investment vehicles may involve duplication of advisory fees and certain other expenses. By investing in another investment company or pooled investment vehicle, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment companies or, pooled investment vehicles, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund's own operations. Certain of these pooled investment vehicles may have performance fees that increase their expenses. If the other investment companies or pooled investment vehicles, fail to achieve their investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance. Leveraged ETFs, mutual funds, and pooled investment vehicles will amplify gains and losses. Most leveraged ETFs and mutual funds " "reset" daily and, therefore, due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. In addition, ETF shares may potentially trade at a discount or a premium to NAV and are

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subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Subadviser may not be able to liquidate the Fund's holdings in those shares at the most optimal time, adversely affecting the Fund's performance.

Shorting (Inverse) Risk – Short (inverse) positions are designed to profit from a decline in the price of particular securities, investments in securities or indices. The Fund will lose value if and when the instrument's price rises – a result that is the opposite from traditional mutual funds. The Fund may utilize inverse mutual funds and ETFs. These instruments seek to increase in value when their underlying securities or indices decline. Like leveraged investments, inverse positions may be considered aggressive. Inverse positions may also be leveraged. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in "long" positions.

Small- and Mid-Capitalization Companies Risk – Investing in the securities of small-capitalization (less than $2 billion) and mid-capitalization ($2 to $5 billion) companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Taxation Risk – By investing in certain instruments indirectly through the Subsidiary, the Fund will obtain exposure to these markets within the Federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will flow through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Tracking NASDAQ 100 Index Risk – The Fund may use ETFs that are not directly benchmarked to the NASDAQ 100 Index but use a different weighting or rebalancing scheme of the NASDAQ 100 component stocks or are active ETFs in nature. Combined with the short-medium fixed income strategy and the fixed income/equity income strategy, the portfolio daily return of the Fund may not match the i ndex even after the difference of Fund expenses is considered.

Wholly Owned Subsidiary Risk – Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the Investment Company Act of 1940 ("1940 Act"), as amended, and unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Fund.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund's Investor Class shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund's Investor Class shares over time to the performance of a broad-based market index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Advisor Class shares have similar annual returns to Investor Class shares because the classes are invested in the same portfolio of securities, however, the returns for Advisor Class shares are lower than Investor Class shares because Advisor Class shares have higher expenses. Shareholder reports containing financial and performance information for the Fund will be mailed to shareholders semi-annually. Updated performance information is available at no cost by calling toll-free 1-855-64-QUANT (1-855-647-8268).

[update]

Quantified STF Fund

Investor Class Performance Bar Chart

For Calendar Years Ended December 31

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Best Quarter	29.45%	June 30, 2023
Worst Quarter	(24.36)%	March 31, 2022

The Fund's Investor Class year-to-date return as of September 30, 2025 was 16.06%.

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2025)

Quantified STF Fund	One Year	Five Years	Since Inception(1)
Investor Class Shares Return before taxes	[29.94%	20.98%	16.32%
Investor Class Shares Return after taxes on distributions(2)(4)	27.44%	17.63%	13.28%
Investor Class Shares Return after taxes on distributions and sale of Fund shares(2)(4)	17.77%	15.83%	12.23%
NASDAQ 100 Total Return Index(3)(5) (reflects no deduction for fees, expenses or taxes)	25.88%	20.18%	19.52%(5)
Advisor Class Shares Return before taxes	29.21%	20.25%	15.66%
NASDAQ 100 Total Return Index(3)(5) (reflects no deduction for fees, expenses or taxes)	28.55%	20.18%	19.52%(5)]

(1)       The inception date of the Fund's Investor Class Shares and Advisor Class Shares is November 13, 2015.

(2)       After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)       The NASDAQ 100 Total Return Index is the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Index composition is reviewed on an annual basis in December. Investors cannot invest directly in an index; unlike the Fund's returns, the index does not reflect any fees or expenses.

(4)       After tax returns are only shown for Investor Class Shares. After Tax Return for Advisor Class Shares will vary.

(5)       The NASDAQ 100 Return Index is shown from inception of November 13, 2015 for both the Investor Class Shares and the Advisor Class Shares.

Investment Adviser: Advisors Preferred, LLC

Subadviser: Flexible Plan Investments, Ltd.

Subadviser Portfolio Managers: Jerry C. Wagner, President of the Subadviser, has served the Fund as a portfolio manager since it commenced operations in 2015. . Daniel Poppe, CFA, Senior Research Analyst of the Subadviser has served the Fund as a portfolio manager since April 2024.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. You may purchase or redeem Fund shares by written request via mail (Quantified STF Fund, c/o Ultimus Fund Solutions, LLC, PO Box 46707, Cincinnati, OH 45246), by wire transfer, by telephone toll-free at 1-855-64-QUANT (1-855-647-8268), or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments in the following minimum amounts:

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Class	Account Type	Minimum Initial Investment	Minimum Subsequent Investment
Investor	Regular Account	$10,000	$1,000
Investor	Retirement Account	$10,000	$0
Advisor	Regular Account	$10,000	$1,000
Advisor	Retirement Account	$10,000	$0

The Fund, Adviser or Subadviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Quantified Tactical Fixed Income Fund

Investment Objective: The Quantified Tactical Fixed Income Fund (the "Fund") seeks total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares	Advisor Class Shares
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.39%(1)	0.24%(2)
Acquired Fund Fees and Expenses(3)	0.15%	0.15%
Total Annual Fund Operating Expenses(3)	1.79%	2.39%(2)
(1)	Includes up to 0.15% for sub-transfer agent and sub-accounting fees.
(2)	Estimated for Advisor Class Shares which have not commenced operations.
(3)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund and do not include the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor	$182	$563	$970	$2,105
Advisor	$242	$745	$1,275	$2,726

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. For the fiscal year ended June 30, 2025, the Fund's portfolio turnover rate was 91% of the average value of its portfolio.

Principal Investment Strategies: The Fund's investment adviser, Advisors Preferred, LLC (the "Adviser"), delegates execution of the Fund's investment strategy to the subadviser, Flexible Plan Investments, Ltd. ("FPI" or the "Subadviser"). The Subadviser selects investments for the Fund and provides trade placement for directly issued fixed income instruments, including cash equivalents, non-fixed income instruments, and fixed indirect income instruments, such as mutual funds, ETF's, futures, swaps, and pooled investment vehicles that invest primarily in debt instruments.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in fixed income securities. The Fund defines fixed income securities as debt instruments, exchange-traded funds ("ETFs") and mutual funds that invest primarily in debt instruments, futures and swap contracts on debt instruments and pooled investment vehicles that invest primarily in the preceding. Certain pooled investment vehicles are classified as commodity pools. The Fund invests in commodity pools that primarily in financial futures such as interest rate, equity and currency futures. However, these pools may have lesser exposure to commodity-related and volatility-related futures. The Fund invests in ETFs, mutual funds and pooled investment vehicles that are not affiliated with the Adviser or Subadviser. The Fund invests primarily in high yield debt (commonly known as "junk bonds" and to a lesser extent, US government debt. The Fund invests in fixed income securities without any restriction on maturity or credit quality. The Fund may gain long or short exposure to fixed income securities regardless of whether they generate income or dividends. Short (inverse) positions are designed to profit from a decline in the price of particular securities, investments in securities or indices. The Fund employs inverse and short positions for hedging purposes or to capture returns in down markets.

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The Subadviser seeks interest income from debt instruments. The Subadviser also seeks capital gains by changing asset allocation including short positions. Additionally, the Subadviser uses an aggressive tactical management strategy that typically results in high portfolio turnover. The Subadviser employs a number of investment models, which are driven by sub-strategies, to allocate assets and select long and short exposures. The sub-strategies are chosen and rebalanced periodically using the Subadviser's portfolio allocation algorithm to create a portfolio that aims for a balance of higher return, lower correlation, and lower volatility as compared to a buy and hold position in a high yield debt index. The Subadviser monitors the performance of the models and sub-strategies and may modify the methodologies and add or subtract models or sub-strategies at any time based on the results of its research processes.

The Fund may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the "Subsidiary"). The Subsidiary is expected to provide the Fund with indirect exposure to certain instruments such as commodity futures within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "code"). The Subsidiary invests primarily in commodity pools. The Fund's investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Fund.

Principal Investment Risks: An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. Neither the Subadviser nor the Adviser can guarantee that the Fund will achieve its objective. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in credit and fixed income markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Subadviser's Investment Strategy Risk – While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. The Subadviser will aggressively change the Fund's portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser's investment strategy will enable the Fund to achieve its investment objective.

Active and Frequent Trading Risk – The Fund may engage in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them. The Subadviser's use of the Fund as an asset allocation tool for its other clients will increase the Fund's portfolio turnover.

Aggressive Investment Techniques Risk – The Fund uses investment techniques that may be considered aggressive. Risks associated with the use of futures and swaps include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Counterparty Risk – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. These financial instruments may include swap agreements. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Credit Risk – The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. The value of a debt security may decline if there are concerns about an issuer's ability or willingness to make interest and or principal payments. Changes in an issuer's financial strength or in an issuer's or debt security's credit rating may also affect a security's value and thus have an impact on Fund performance. The Fund considers all derivatives and non-U.S. Treasury debt instruments as subject to credit risk.

Derivatives Risk – The Fund uses investment techniques, direct or indirect investments in derivatives such as futures and swaps, which may be considered aggressive. Investments in such derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. In addition, the Fund's investments in derivatives currently are subject to

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the following risks:

Futures Contracts Risk. There may be an imperfect correlation between the changes in the market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. If the Fund uses futures as hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund's investment return, or create a loss.

o	Currency Futures Risk: Foreign currency contracts subject the Fund to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.

o	Debt Futures Risk: Typically, a rise in interest rates causes a decline in the value of debt futures. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt futures held by the Fund.

o	Equity Futures Risk: Equity futures are subject to general market risks and may not track the equity indices for which they are intended to serve as substitutes.

o	Energy Futures Risk: Energy prices may be adversely affected by fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions.

o	Metals Futures Risk: Precious and industrial metals prices may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the production costs of these metals. Precious metal prices may become volatile when they serve as a substitute for currencies.

o	Agriculture Commodity Futures Risk: Investing in the commodities markets through futures may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund's investment return, or create a loss.

Swap Agreements Risk. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk, which relates to the credit risk of the counterparty and liquidity risk of the swaps themselves.

Financial Sector Risk – Performance of companies in the financial sector may be adversely impacted by higher borrower default rates, changes in interest rates, leverage, and increased government regulation.

Holding Cash Risk – The Fund may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest. There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and the Fund will not be able to sell stocks quickly enough to avoid losses or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Interest Rate Risk – The value of the Fund's investment in fixed income securities will fall when interest rates rise. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened.

Inverse Risk – Inverse positions are designed to profit from a decline in the price of particular securities, investments in securities or indices. The Fund will lose value if and when the instrument's price rises – a result that is the opposite from traditional mutual funds. The Fund may also utilize inverse mutual funds and ETFs. These instruments seek to increase in value when their underlying securities or indices decline. Like leveraged investments, inverse positions may be considered aggressive. Inverse positions may also be leveraged. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in "long" positions.

Leverage Risk – The Fund may use leveraged investments that attempt to amplify the price movement of underlying

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securities or indices on a daily or other periodic basis, which may be considered aggressive. Such instruments may experience potentially dramatic price changes (losses), imperfect amplification, and imperfect correlations between the price of the investment and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of leveraged instruments may currently expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of leveraged instruments may result in larger losses or smaller gains than otherwise would be the case. Most leveraged ETFs "reset" daily and, therefore, due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Lower-Quality Debt Securities Risk – The Fund will invest a significant portion of its assets in securities rated below investment grade or "junk bonds." Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities are considered speculative and generally involve greater risk of default or price changes than other types of fixed-income securities and the Fund's performance may vary significantly as a result.

Market Risk – Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Risks of Investing in Other Investment Companies and Pooled Investment Vehicles – Investments in the securities of other investment companies (ETFs and mutual funds) and pooled investment vehicles may involve duplication of advisory fees and certain other expenses. By investing in another investment company or pooled investment vehicle, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment companies or pooled investment vehicles, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund's own operations. Certain of these investment vehicles may have performance fees that increase their expenses. If the other investment companies or pooled investment vehicles fail to achieve their investment objectives, the value of the Fund's investment will decline, adversely affecting the Fund's performance. Leveraged ETFs, mutual funds, and pooled investment vehicles will amplify gains and losses. Most leveraged ETFs and mutual funds "reset" daily and, therefore, due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. In addition, ETF shares potentially may trade at a discount or a premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Subadviser may not be able to liquidate the Fund's holdings in those shares at the most optimal time, adversely affecting the Fund's performance.

Taxation Risk – By investing in certain instruments indirectly through the Subsidiary, the Fund will obtain exposure to these markets within the Federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will flow through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Wholly Owned Subsidiary Risk – Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the Investment Company Act of 1940 ("1940 Act"), as amended, and unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Fund.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund's Investor Class shares for each full calendar year since the Fund's inception. The Adviser Class shares of the Fund have not commenced operations. The performance table compares the performance of the Fund's Investor Class shares over time to the performance of a broad-based market index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Once they commence operations, Advisor Class shares will have similar annual returns to Investor Class shares because the classes are invested in the same portfolio of securities, however, the returns for Advisor Class shares are lower than Investor Class shares because Advisor Class shares have higher expenses. Shareholder reports containing financial and performance information for the Fund will be mailed to shareholders semi-annually. Updated performance information is available at no cost by calling toll-free 1-855-64-QUANT (1-855-647-8268).

[update]

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Quantified Tactical Fixed Income Fund

Investor Class Performance Bar Chart

For Calendar Year Ended December 31

Best Quarter	11.39%	March 31, 2020
Worst Quarter	(9.24)%	March 31, 2021

The Fund's Investor Class year-to-date return as of September 30, 2025 was (5.18%).

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2025)

Quantified Tactical Fixed Income Fund	One Year	Five Years	Since Inception(1)
Investor Class Shares Return before taxes	[(1.04)%	(5.27)%	(4.75)%
Investor Class Shares Return after taxes on distributions(2)	(2.47)%	(5.68)%	(5.25)%
Investor Class Shares Return after taxes on distributions and sale of Fund shares(2)	(6.41)%	(4.02)%	(3.64)%
Bloomberg U.S. Aggregate Bond Index(3) (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)	(0.03)%]

(1)       The inception date for Fund's Investor Class Shares is September 13, 2019. The Fund's Advisor Class Shares has not commenced operations.

(2)       After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)       The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index; unlike the Fund's returns, the index does not reflect any fees or expenses.

Investment Adviser: Advisors Preferred, LLC.

Subadviser: Flexible Plan Investments, Ltd.

Subadviser Portfolio Managers: Jerry C. Wagner, President of the Subadviser has served the Fund as a portfolio manager since it commenced operations in 2019. Daniel Poppe, CFA, Senior Research Analyst of the Subadviser has served the Fund as a portfolio manager since April 2024.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. You may purchase or redeem Fund shares by written request via mail Quantified Tactical Fixed Income Fund, c/o Ultimus Fund Solutions, LLC, PO Box 46707, Cincinnati, OH 45246), by wire transfer, by telephone toll-free at 1-855-64-QUANT (1-855-647-8268), or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments in the following minimum amounts:

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Class	Account Type	Minimum Initial Investment	Minimum Subsequent Investment
Investor	Regular Account	$10,000	$1,000
Investor	Retirement Account	$10,000	$0
Advisor	Regular Account	$10,000	$1,000
Advisor	Retirement Account	$10,000	$0

The Fund, Adviser or Subadviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Quantified Evolution Plus Fund

Investment Objective: The Quantified Evolution Plus Fund (the "Fund") seeks capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares	Advisor Class Shares
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.42%(1)	0.27%(2)
Acquired Fund Fees and Expenses(3)	0.16%	0.16%
Total Annual Fund Operating Expenses(3)	1.83%	2.43%(2)
(1)	Includes up to 0.15% for sub-transfer agent and sub-accounting fees.
(2)	Estimated for Advisor Class Shares which have not commenced operations.
(3)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund and do not include the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor	$186	$576	$990	$2,148
Advisor	$246	$758	$1,296	$2,766

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. For the fiscal year ended June 30, 2025, the Fund's portfolio turnover rate was 1,708% of the average value of its portfolio.

Principal Investment Strategies: The Fund's investment adviser, Advisors Preferred, LLC (the "Adviser"), delegates execution of the Fund's investment strategy to the subadviser, Flexible Plan Investments, Ltd. ("FPI" or the "Subadviser"). The Subadviser selects investments for the Fund and provides trade placement for fixed income instruments, including cash equivalents. The Adviser provides trade placement for non-fixed income instruments.

The Subadviser seeks to achieve the Fund's investment objective by allocating assets, without restriction, among a wide variety of asset classes. The Subadviser's asset allocation focuses primarily on the following categories:

•	Equities - US, foreign developed markets, and emerging markets
•	Debt - Long-term US Treasury, and high yield debt (commonly referred to as "junk bonds")
•	Gold
•	Commodities

The Subadviser may invest directly in securities representing an asset class or may invest in exchange-traded funds ("ETFs"), pooled investment vehicles and mutual funds that invest primarily in an asset class, or in futures or swaps linked to an asset class. The Fund uses futures and swaps as a substitute hedge for the reference asset. The Fund invests in ETFs, pooled investment vehicles, and mutual funds that are not affiliated with the Adviser or Subadviser. Certain pooled investment vehicles are classified as commodity pools. The Fund invests in commodity pools that primarily in financial futures such as interest rate, equity and currency futures. However, these pools may have lesser exposure to commodity-

29

related and volatility-related futures. To the extent the Fund invests in stocks of foreign corporations, the Fund's investment in such stocks may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including American Depositary Receipts ("ADRs").

The Fund may also invest to gain indirect exposure to cryptocurrencies such as Bitcoin and Ether. The Fund may invest in less prominent cryptocurrencies that the Subadviser believes are sufficiently well-developed to provide a viable investment. The Fund may invest in cryptocurrencies though futures, ETFs, exchange-traded products (ETPs); as well as through swaps and options on the preceding or a cryptocurrency or basket of cryptocurrencies.

The Subadviser's proprietary evolution strategy considers four factors to rank asset classes and adjust the position size of securities and other investment vehicles to generate a portfolio allocation. The ranking factors for each asset class are:

1.	Price momentum (or relative strength),
2.	Volatility (or risk),
3.	Correlation with other assets classes, and
4.	Likelihood that the asset class's positive trend will continue.

The Subadviser anticipates investing primarily in equities during periods of strong equity performance, while investing in other asset classes when equities suffer. The Subadviser seeks to manage risk by using leveraged index funds and swap contracts to maintain a leveraged position. During periods of financial uncertainty or distress, the Subadviser allocates the majority of Fund assets to short term, fixed income investments. The Fund is aggressively managed by the Subadviser, which typically results in high portfolio turnover.

The Fund may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the "Subsidiary"). The Subsidiary is expected to provide the Fund with exposure to certain instruments within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Subsidiary will invest primarily in gold, or commodity, and cryptocurrency related securities and derivatives, as well as pooled investment vehicles. The Fund's investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Fund. The Fund invests without restriction as to issuer country or capitalization; or maturity or credit quality of debt instruments.

Principal Investment Risks: An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. Neither the Subadviser nor the Adviser can guarantee that the Fund will achieve its objective. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Subadviser's Investment Strategy Risk – While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. The Subadviser will aggressively change the Fund's portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser's investment strategy will enable the Fund to achieve its investment objective.

Active and Frequent Trading Risk – The Fund may engage in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them. The Subadviser's use of the Fund as an asset allocation tool for its other clients will increase the Fund's portfolio turnover.

Aggressive Investment Techniques Risk – The Fund uses investment techniques, that is, inverse and leveraged instruments and derivatives that may be considered aggressive. Risks associated with the use of swaps include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Commodity Risk – The investments in companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses. The value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a

30

particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

Counterparty Risk – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. These financial instruments may include swap agreements. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Credit Risk – The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. The value of a debt security may decline if there are concerns about an issuer's ability or willingness to make interest and or principal payments. Changes in an issuer's financial strength or in an issuer's or debt security's credit rating also may affect a security's value and thus have an impact on Fund performance.

Cryptocurrency Risk – Cryptocurrencies may experience very high volatility and related investment vehicles may be affected by such volatility. As a cryptocurrency, for example, Bitcoin operates without central authority and is not backed by any government. Federal, state or foreign governments may restrict the use and exchange of cryptocurrencies, and regulation in the U.S. is still developing. Increased regulation might tend to depress the price of cryptocurrencies. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware. Typically, cryptocurrency transactions are irrevocable and stolen or incorrectly transferred crypto coins may be irretrievable. As a result, any incorrectly executed crypto transactions could adversely affect the value of the Fund's investment in crypto-related vehicles. Historically, crypto-related vehicles have traded at a significant premium or discount to net asset value. Crypto futures-related funds are subject to imperfect correlation between futures and crypto coins, as well as futures liquidity risk. There may not be a liquid market for crypto futures contracts.

Depositary Receipt Risk – To the extent the Fund invests in stocks of foreign corporations, the Fund's investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs. While the use of ADRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Derivatives Risk – The Fund uses investment techniques, investments in derivatives such as swaps, which may be considered aggressive. Investments (direct or indirect) in such derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. In addition, the Fund's investments in derivatives are currently subject to the following risks:

Futures Contracts Risk. There may be an imperfect correlation between the changes in the market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. If the Fund uses futures as a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund's investment return, or create a loss.

o	Currency Futures Risk: Foreign currency contracts subject the Fund to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.

o	Debt Futures Risk: Typically, a rise in interest rates causes a decline in the value of debt futures. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt futures held by the Fund.

o	Equity Futures Risk: Equity futures are subject to general market risks and may not track the equity indices for which they are intended to serve as substitutes.

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o	Energy Futures Risk: Energy prices may be adversely affected by fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions.

o	Metals Futures Risk: Precious and industrial metals prices may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the production costs of these metals. Precious metal prices may become volatile when they serve as a substitute for currencies.

o	Agriculture Commodity Futures Risk: Investing in the commodities markets through futures may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund's investment return, or create a loss.

Swap Agreements Risk. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk, which relate to the credit risk of the counterparty and liquidity risk of the swaps themselves.

Equity Securities Risk – Investments in publicly issued equity securities and securities that provide exposure to equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause net asset value ("NAV") of the Fund to fluctuate.

Financial Sector Risk – Performance of companies in the financial sector may be adversely impacted by higher borrower default rates, changes in interest rates, leverage, and increased government regulation.

Foreign Securities Risk – Investments in foreign securities and securities that provide exposure to foreign securities involve greater risks than investing in domestic securities. As a result, the Fund's returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The Fund also may invest in depositary receipts, including ADRs, which are traded on exchanges and provide an alternative to investing directly in foreign securities. Investments in ADRs are subject to many of the risks associated with investing directly in foreign securities. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. These risks are more pronounced in emerging market countries, which are generally those with per capita income less than half that of the U.S.

Gold Risk – The price of Gold may be volatile, and Gold bullion-related Exchange Traded Funds ("ETFs") and derivatives may be highly sensitive to the price of Gold. The price of Gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Physical Gold bullion has sales commission, storage, insurance and auditing expenses.

Holding Cash Risk – The Fund may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest. There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and the Fund will not be able to sell stocks quickly enough to avoid losses or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Interest Rate Risk – The value of the Fund's investment in fixed income securities will fall when interest rates rise. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened.

Leverage Risk – The Fund may use leveraged investments that attempt to amplify the price movement of underlying securities or indices on a daily or other periodic basis, which may be considered aggressive. Such instruments may experience potentially dramatic price changes (losses), imperfect amplification, and imperfect correlations between the price of the investment and the underlying security or index which will increase the volatility of the Fund and may involve a small

32

investment of cash relative to the magnitude of the risk assumed. The use of leveraged instruments may currently expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of leveraged instruments may result in larger losses or smaller gains than otherwise would be the case. Most leveraged ETFs "reset" daily and, therefore, due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Lower Quality Debt Securities Risk – The Fund may invest a significant portion of its assets in securities rated below investment grade or "junk bonds." Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities are considered speculative and generally involve greater risk of default or price changes than other types of fixed-income securities and the Fund's performance may vary significantly as a result.

Market Risk – Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Risks of Investing in Other Investment Companies and pooled Investment Vehicles. – Investments in the securities of other investment companies, (ETFs and mutual funds and pooled investment vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or pooled investment vehicle, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment companies or pooled investment vehicles, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund's own operations. Certain of these investment vehicles may have performance fees that increase their expenses. If the other investment companies or pooled investment vehicles fail to achieve their investment objectives, the value of the Fund's investment will decline, adversely affecting the Fund's performance. Leveraged ETFs and mutual funds and pooled investment vehicles will amplify gains and losses. Most leveraged ETFs and mutual funds "reset" daily and, therefore, due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. In addition, ETF shares potentially may trade at a discount or a premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Subadviser may not be able to liquidate the Fund's holdings in those shares at the most optimal time, adversely affecting the Fund's performance.

Small- and Mid-Capitalization Companies Risk – Investing in the securities of small-capitalization (less than $2 billion) and mid-capitalization ($2 to $5 billion) companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Taxation Risk – By investing in certain instruments indirectly through the Subsidiary, the Fund will obtain exposure to these markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Wholly Owned Subsidiary Risk – Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act, as amended, and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Fund.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund's Investor Class shares for each full calendar year since the Fund's Investor Class Shares inception. The Adviser Class Shares of the Fund have not commenced operations. The performance table compares the performance of the Fund's Investor Class shares over time to the performance of a broad-based market index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Advisor Class shares will have similar annual returns to Investor Class shares because the classes are invested in the same portfolio

33

of securities, however, the returns for Advisor Class shares are lower than Investor Class shares because Advisor Class shares have higher expenses. Shareholder reports containing financial and performance information for the Fund will be mailed to shareholders semi-annually. Updated performance information is available at no cost by calling toll-free 1-855-64-QUANT (1-855-647-8268).

[update]

Quantified Evolution Plus Fund

Investor Class Performance Bar Chart

For Calendar Year Ended December 31

Best Quarter	13.30%	December 31, 2021
Worst Quarter	(16.14)%	March 31, 2020

The Fund's Investor Class year-to-date return as of September 30, 2025 was (1.15%).

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Performance Table
Average Annual Total Returns
(For periods ended December 31, 2025)

Quantified Evolution Plus Fund	One Year	Five Years	Since Inception(1)
Investor Class Shares Return before taxes	[14.71%	(0.21)%	(0.57)%
Investor Class Shares Return after taxes on distributions(2)	10.46%	(3.49)%	(3.70)%
Investor Class Shares Return after taxes on distributions and sale of Fund shares(2)	8.79%	(1.31)%	(3.70)%
S&P 500 Total Return Index(3) (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	15.68%]

(1)       The Fund's Investor Class Shares commenced operations on September 30, 2019. The Fund's Advisor Class Shares has not commenced operations.

(2)       After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)       The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. The Index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index; unlike the Fund's returns, the index does not reflect any fees or expenses.

Investment Adviser: Advisors Preferred, LLC

Subadviser: Flexible Plan Investments, Ltd.

Subadviser Portfolio Managers: Jerry C. Wagner, President of the Subadviser has served the Fund as a portfolio manager since it commenced operations in 2019. Daniel Poppe, CFA, Senior Research Analyst of the Subadviser has served the Fund as a portfolio manager since April 2024.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. You may purchase or redeem Fund shares by written request via mail (Quantified Evolution Fund, c/o Ultimus Fund Solutions, LLC, PO Box 46707, Cincinnati, OH 45246), by wire transfer, by telephone toll-free at 1-855-64-QUANT (1-855-647-8268), or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments in the following minimum amounts:

Class	Account Type	Minimum Initial Investment	Minimum Subsequent Investment
Investor	Regular Account	$10,000	$1,000
Investor	Retirement Account	$10,000	$0
Advisor	Regular Account	$10,000	$1,000
Advisor	Retirement Account	$10,000	$0

The Fund, Adviser or Subadviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

35

Quantified Common Ground Fund

Investment Objective: The Quantified Common Ground Fund (the "Fund") seeks total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares	Advisor Class Shares
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.34%(1)	0.22%
Acquired Fund Fees and Expenses(3)	0.02%	0.02%
Total Annual Fund Operating Expenses(3)	1.61%	2.24%
(1)	Includes up to 0.15% for sub-transfer agent and sub-accounting fees.
(3)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund and do not include the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor	$164	$508	$876	$1,911
Advisor	$227	$700	$1,200	$2,575

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. For the fiscal year ended June 30, 2025, the Fund's portfolio turnover rate was 711% of the average value of its portfolio.

Principal Investment Strategies: The Fund's investment adviser, Advisors Preferred, LLC (the "Adviser"), delegates execution of the Fund's investment strategy to the subadviser, Flexible Plan Investments, Ltd. ("FPI" or the "Subadviser"). The Subadviser selects investments for the Fund and provides trade placement for fixed income instruments, including cash equivalents. The Adviser provides trade placement for non-fixed income instruments.

The Fund invests primarily in common stocks and bonds of issuers that the Subadviser considers compliant with both ESG (Environmental, Social and Governance) and BRI (Biblically Responsible Investing) standards. The universe of issuers is composed of those in the S&P 1500 Index that remain after application of both the ESG and the BRI filters. Environmental criteria consider how a company performs as a steward of nature. Social criteria examine how a company manages relationships with employees, suppliers, customers and the communities where it operates. Governance deals with a company's leadership, executive pay, audits, internal controls and shareholder rights. BRI standards screen out companies with products or services that conflict with biblical principles. For example, this screen removes tobacco, alcohol, or gambling companies.

The Subadvisor may also use ESG and BRI exchange-traded funds ("ETFs") and mutual funds to execute its strategy. The Fund invests in ETFs and mutual funds that are not affiliated with the Adviser or Subadviser. In addition, the Subadviser may use tactical allocation methodologies to hedge or leverage the beta exposure to the S&P 1500 Index. Beta is a numeric value that measures the fluctuations of a stock to changes in the overall stock market. This methodology may result in as much as a 100% hedged position or a 200% beta exposure, in part through leveraged ETFs and mutual funds and swaps. The Fund may also use borrowing to leverage the portfolio and manage cash flows. During periods of financial uncertainty or distress, the Subadviser allocates Fund assets to short term, fixed income investments. The Subadviser seeks income from dividends on common stocks and interest from debt instruments while seeking capital gains by changing asset allocations between stocks and debt, based on expected returns. or pooled investment vehicles The Subadviser uses an aggressive tactical management strategy that typically results in high portfolio turnover. The Fund may also invest in pooled

36

investment vehicles. Certain of these may be classified as commodity pools. These commodity pools primarily in financial futures such as interest rate, equity and currency futures. However, these pools may have lesser exposure to commodity-related and volatility-related futures.

The Fund may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the "Subsidiary"). The Subsidiary is expected to provide the Fund with indirect exposure to certain instruments such as commodity futures within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "code"). The Subsidiary invests primarily in commodity pools. The Fund's investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Fund.

The Fund invests without restriction as to asset class, issuer capitalization or the credit quality or maturity of debt instruments. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of securities.

Principal Investment Risks: An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. Neither the Subadviser nor the Adviser can guarantee that the Fund will achieve its objective. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Subadviser's Investment Strategy Risk – While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. The Subadviser will aggressively change the Fund's portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser's investment ESG and BRI strategy will enable the Fund to achieve its investment objective. ESG and BRI filters may limit the Fund's investment opportunities when compared to unrestricted funds.

Active and Frequent Trading Risk – The Fund may engage in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them. The Subadviser's use of the Fund as an asset allocation tool for its other clients will increase the Fund's portfolio turnover.

Aggressive Investment Techniques Risk – The Fund uses investment techniques that may be considered aggressive. Risks associated with the use of swaps include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Counterparty Risk – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. These financial instruments may include swap agreements. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Credit Risk – The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. The value of a debt security may decline if there are concerns about an issuer's ability or willingness to make interest and or principal payments. Changes in an issuer's financial strength or in an issuer's or debt security's credit rating also may affect a security's value and thus have an impact on Fund performance. The Fund considers all derivatives and non-U.S. Treasury debt instruments as subject to credit risk.

Derivatives Risk – The Fund uses investment techniques, investments in swaps, which may be considered aggressive. Investments in such derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The direct and indirect use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. In addition, the Fund's investments in derivatives are currently subject to the following risks:

37

Futures Contracts Risk. There may be an imperfect correlation between the changes in the market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. If the Fund uses futures as a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund's investment return, or create a loss.

o	Currency Futures Risk: Foreign currency contracts subject the Fund to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arses because a government may interfere with transactions in its currency.
o	Debt Futures Risk: Typically, a rise in interest rates causes a decline in the value of debt futures. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt futures held by the Fund.
o	Equity Futures Risk: Equity futures are subject to general market risks and may not track the equity indices for which they are intended to serve as substitutes.
o	Energy Futures Risk: Energy prices may be adversely affected by fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions.
o	Metals Futures Risk: Precious and industrial metals prices may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the production costs of these metals. Precious metal prices may become volatile when they serve as a substitute for currencies.
o	Agriculture Commodity Futures Risk: Investing in the commodities markets through futures may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund's investment return, or create a loss.

Swap Agreements Risk. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk, which relates to the credit risk of the counterparty and liquidity risk of the swaps themselves.

Equity Securities Risk – Investments in publicly issued equity securities and securities that provide exposure to equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the Net Asset Value ("NAV") of the Fund to fluctuate.

Holding Cash Risk – The Fund may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest. There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and the Fund will not be able to sell stocks quickly enough to avoid losses or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Interest Rate Risk – The value of the Fund's investment in fixed income securities will fall when interest rates rise. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened.

Leverage Risk – The Fund may use leveraged investments that attempt to amplify the price movement of underlying securities or indices on a daily or other periodic basis, which may be considered aggressive. Such instruments may experience potentially dramatic price changes (losses), imperfect amplification and imperfect correlations between the price of the investment and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of leveraged instruments may currently expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of leveraged instruments and borrowing may result in larger losses or smaller gains than otherwise would be the case. Borrowing will reduce returns by interest expense and other fees. Most leveraged ETFs "reset" daily and, therefore,

38

due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Lower Quality Debt Securities Risk – The Fund may invest a significant portion of its assets in securities rated below investment grade or "junk bonds." Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities are considered speculative and generally involve greater risk of default or price changes than other types of fixed-income securities and the Fund's performance may vary significantly as a result.

Market Risk – Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Non-Diversification Risk – The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund's NAVs and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Risks of Investing in Other Investment Companies and Pooled Investment Vehicles – Investments in the securities of other investment companies, (ETFs and mutual funds and Pooled Investment Vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or Pooled Investment Vehicles, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment companies or pooled investment vehicles, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund's own operations. Certain of these poled investment vehicles may have performance fees that increase their expenses. If the other investment companies or pooled investment vehicles fail to achieve their investment objectives, the value of the Fund's investment will decline, adversely affecting the Fund's performance. Leveraged ETFs, mutual funds and pooled investment vehicles will amplify gains and losses. Most leveraged ETFs and mutual funds "reset" daily and, therefore, due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. In addition, ETF shares potentially may trade at a discount or a premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Subadviser may not be able to liquidate the Fund's holdings in those shares at the most optimal time, adversely affecting the Fund's performance.

Small- and Mid-Capitalization Companies Risk – Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Taxation Risk – By investing in certain instruments indirectly through the Subsidiary, the Fund will obtain exposure to these markets within the Federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will flow through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Wholly Owned Subsidiary Risk – Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the Investment Company Act of 1940 ("1940 Act"), as amended, and unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Fund.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund's Investor Class shares for each full calendar year since the Fund's Investor Class Shares inception. The Adviser Class Shares of the Fund have not commenced operations. The performance table compares the performance of the Fund's Investor Class shares over time to the performance of a broad-based market index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Advisor Class shares will have

39

similar annual returns to Investor Class shares because the classes are invested in the same portfolio of securities, however, the returns for Advisor Class shares are lower than Investor Class shares because Advisor Class shares have higher expenses. Shareholder reports containing financial and performance information for the Fund will be mailed to shareholders semi-annually. Updated performance information is available at no cost by calling toll-free 1-855-64-QUANT (1-855-647-8268).

[update]

Quantified Common Ground Fund

Investor Class Performance Bar Chart

For Calendar Year Ended December 31

Best Quarter	17.03%	December 31, 2021
Worst Quarter	(10.59)%	March 31, 2020

The Fund's Investor Class year-to-date return as of September 30, 2025 was 1.23%.

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2025)

Quantified Common Ground Fund	One Year	Five Years	Since Inception(1)
Investor Class Shares Return before taxes	[9.86%	10.89%	10.89%
Investor Class Shares Return after taxes on distributions(2)	8.12%	9.91%	9.91%
Investor Class Shares Return after taxes on distributions and sale of Fund shares(2)	5.98%	8.23%	8.23%
S&P Composite 1500® Total Return Index(3) (reflects no deduction for fees, expenses or taxes)	23.95%	14.13%	14.05%]

(1)       The Fund's Investor Class Shares commenced operations on December 27, 2019. The Fund's Advisor Class Shares commenced operations on January 31, 2025,

(2)       After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)       The S&P Composite 1500® Total Return Index combines three leading indices, the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600®, to cover approximately 90% of U.S. market capitalization. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. Investors cannot invest directly in an index. Unlike the Fund's returns, the index does not reflect any fees or expenses.

40

Investment Adviser: Advisors Preferred, LLC

Subadviser: Flexible Plan Investments, Ltd.

Subadviser Portfolio Managers: Jerry C. Wagner, President of the Subadviser, has served the Fund as a portfolio manager since it commenced operations in 2019. Daniel Poppe, CFA, Senior Research Analyst of the Subadviser has served the Fund as a portfolio manager since April 2024.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. You may purchase or redeem Fund shares by written request via mail (Quantified Common Ground Fund, c/o Ultimus Fund Solutions, LLC, PO Box 46707, Cincinnati, OH 45246), by wire transfer, by telephone toll-free at 1-855-64-QUANT (1-855-647-8268), or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments in the following minimum amounts:

Class	Account Type	Minimum Initial Investment	Minimum Subsequent Investment
Investor	Regular Account	$10,000	$1,000
Investor	Retirement Account	$10,000	$0
Advisor	Regular Account	$10,000	$1,000
Advisor	Retirement Account	$10,000	$0

The Fund, Adviser or Subadviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Quantified Pattern Recognition Fund

Investment Objective: The Quantified Pattern Recognition Fund (the "Fund") seeks capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares	Advisor Class Shares
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.38%(1)	0.23%(2)
Acquired Fund Fees and Expenses (3)	0.16%	0.16%
Total Annual Fund Operating Expenses (3)	1.79%	2.39%(2)
(1)	Includes up to 0.15% for sub-transfer agent and sub-accounting fees.
(2)	Estimated for Advisor Class Shares which have not commenced operations.
(3)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund and do not include the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your

41

shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor	$182	$563	$970	$2,105
Advisor	$242	$745	$1,275	$2,726

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. For the fiscal year ended June 30, 2025, the Fund's portfolio turnover rate was 889% of the average value of its portfolio.

Principal Investment Strategies: The Fund's investment adviser, Advisors Preferred, LLC (the "Adviser"), delegates execution of the Fund's investment strategy to the subadviser, Flexible Plan Investments, Ltd. ("FPI" or the "Subadviser"). The Subadviser selects investments for the Fund and provides trade placement for any fixed income instruments, including cash equivalents. The Adviser provides trade placement for non-fixed income instruments.

The Fund primarily invests in equity index mutual funds, unaffiliated equity index exchange traded funds ("ETFs"), futures contracts, equity index swaps, pooled investment vehicles, and cash equivalents. The Fund invests in ETFs mutual funds, pooled investment vehicles, that are not affiliated with the Adviser or Subadviser. Certain pooled investment vehicles are classified as commodity pools. The Fund invests in commodity pools that primarily in financial futures such as interest rate, equity and currency futures. However, these pools may have lesser exposure to commodity-related and volatility-related futures. The Subadviser seeks to achieve the Fund's investment objective by identifying daily patterns in stock indexes or sectors within stock market indexes that it has found to be determinative of probable future price direction. The Subadviser believes securities markets reflect human emotions and that investors adopt patterns of behavior in response to those emotions. The Subadviser's strategy seeks out high probability, repeatable patterns in the stock market to identify periods to buy, buy with leverage, or go short the market. This strategy seeks to take advantage of the tendency for equity prices to revert to the mean or follow a current price trend. The Subadvisor utilizes a proprietary methodology to allocate Fund assets among specific securities to best take advantage of patterns found.

When the Subadviser believes market conditions are favorable, it invests in mutual funds, leveraged mutual funds, futures contracts, swaps, and pooled investment vehicles to produce exposure to the stock market equivalent to up to 200% of Fund assets. 200% exposure means the Subadvisor seeks to earn $2 for every $1 in overall stock market profit. When the Subadviser believes market conditions are unfavorable, it invests in cash equivalents, inverse equity index mutual funds and ETFs, and/or shorts S&P 500® Index futures contracts. The Subadviser uses an aggressive tactical management strategy that typically results in high portfolio turnover.

The Fund may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the "Subsidiary"). The Subsidiary is expected to provide the Fund with indirect exposure to certain instruments such as commodity futures within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "code"). The Subsidiary invests primarily in commodity pools. The Fund's investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Fund.

Principal Investment Risks: An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. Neither the Subadviser nor the Adviser can guarantee that the Fund will achieve its objective. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Subadviser's Investment Strategy Risk – While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. The Subadviser will aggressively change the Fund's portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser's investment strategy will enable the Fund to achieve its investment objective. Determination of a pattern based on historical analysis may not be indicative of future results.

Active and Frequent Trading Risk – The Fund may engage in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them. The Subadviser's use of the Fund

42

as an asset allocation tool for its other clients will increase the Fund's portfolio turnover.

Aggressive Investment Techniques Risk – The Fund uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts and swaps include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Counterparty Risk – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. These financial instruments may include futures contracts and swap agreements. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Derivatives Risk – The Fund uses investment techniques, investments in derivatives such as futures and swaps, which may be considered aggressive. Investments in such derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. In addition, the Fund's direct or indirect investments in derivatives are currently subject to the following risks:

Futures Contracts Risk. There may be an imperfect correlation between the changes in the market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

o	Currency Futures Risk: Foreign currency contracts subject the Fund to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.

o	Debt Futures Risk: Typically, a rise in interest rates causes a decline in the value of debt futures. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt futures held by the Fund.

o	Equity Futures Risk: Equity futures are subject to general market risks and may not track the equity indices for which they are intended to serve as substitutes.

o	Energy Futures Risk: Energy prices may be adversely affected by fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions.

o	Metals Futures Risk: Precious and industrial metals prices may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the production costs of these metals. Precious metal prices may become volatile when they serve as a substitute for currencies.

o	Agriculture Commodity Futures Risk: Investing in the commodities markets through futures may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund's investment return, or create a loss.

Swap Agreements Risk. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are

43

subject to counterparty risk, which relate to the credit risk of the counterparty and liquidity risk of the swaps themselves.

Equity Securities Risk – Investments in publicly issued equity securities and securities that provide exposure to equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the Net Asset Value ("NAV") of the Fund to fluctuate.

Financial Sector Risk – Performance of companies in the financial sector may be adversely impacted by higher borrower default rates, changes in interest rates, leverage, and increased government regulation.

Holding Cash Risk – The Fund may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest. There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and the Fund will not be able to sell stocks quickly enough to avoid losses or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Interest Rate Risk – The value of the Fund's investment in fixed income securities will fall when interest rates rise. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened.

Leverage Risk – The Fund may use leveraged investments that attempt to amplify the price movement of underlying securities or indices on a daily or other periodic basis, which may be considered aggressive. Such instruments may experience potentially dramatic price changes (losses), imperfect amplification and imperfect correlations between the price of the investment and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of leveraged instruments may currently expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of leveraged instruments may result in larger losses or smaller gains than otherwise would be the case. Most leveraged ETFs "reset" daily and, therefore, due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Market Risk – Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Risks of Investing in Other Investment Companies and Pooled Investment Vehicles – Investments in the securities of other investment companies, (ETFs and mutual funds, and pooled investment vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company and pooled investment vehicles, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment companies and pooled investment vehicles, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund's own operations. Certain of these investment vehicles may have performance fees that increase their expenses. If the other investment companies or pooled investment vehicles fail to achieve their investment objectives, the value of the Fund's investment will decline, adversely affecting the Fund's performance. Leveraged ETFs, mutual funds and pooled investment vehicles will amplify gains and losses. Most leveraged ETFs and mutual funds "reset" daily and, therefore, due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. In addition, ETF shares potentially may trade at a discount or a premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Subadviser may not be able to liquidate the Fund's holdings in those shares at the most optimal time, adversely affecting the Fund's performance.

Shorting (Inverse) Risk – Short (inverse) positions are designed to profit from a decline in the price of particular securities, investments in securities or indices. The Fund will lose value if and when the instrument's price rises – a result that is the opposite from traditional mutual funds. The Fund may also utilize inverse mutual funds and ETFs. These instruments seek to increase in value when their underlying securities or indices decline. Like leveraged investments, inverse positions may

44

be considered aggressive. Inverse positions may also be leveraged. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in "long" positions.

Taxation Risk – By investing in certain instruments indirectly through the Subsidiary, the Fund will obtain exposure to these markets within the Federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Wholly Owned Subsidiary Risk – Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the Investment Company Act of 1940 ("1940 Act"), as amended, and unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Fund.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund's Investor Class shares for each full calendar year since the Fund's Investor Class Shares inception. The Adviser Class Shares of the Fund have not commenced operations. The performance table compares the performance of the Fund's Investor Class shares over time to the performance of a broad-based market index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Advisor Class shares have similar annual returns to Investor Class shares because the classes are invested in the same portfolio of securities, however, the returns for Advisor Class shares are lower than Investor Class shares because Advisor Class shares have higher expenses.

Shareholder reports containing financial and performance information for the Fund will be mailed to shareholders semi-annually. Updated performance information is available at no cost by calling toll-free 1-855-64-QUANT (1-855-647-8268).

[update]

Quantified Pattern Recognition Fund

Investor Class Performance Bar Chart

For Calendar Year Ended December 31

Best Quarter	16.20%	March 31, 2024
Worst Quarter	(15.53)%	June 30, 2022

The Fund's Investor Class year-to-date return as of September 30, 2025 was 15.69%.

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2025)

Quantified Pattern Recognition Fund	One Year	Five Years	Since Inception(1)
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Investor Class Shares Return before taxes
Investor Class Shares Return after taxes on distributions(2)
Investor Class Shares Return after taxes on distributions and sale of Fund shares(2)
S&P 500 Total Return Index (3) (reflects no deduction for fees, expenses or taxes)(3)
50/50 S&P 500/Bloomberg Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) (3,4)

(1)       The Fund's Investor Class Shares commenced operations on August 30, 2019. The Fund's Advisor Class Shares has not commenced operations.

(2)       After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)       The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. The Index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index; unlike the Fund's returns, the index does not reflect any fees or expenses.

(4)       The 50/50 S&P 500/Bloomberg Aggregate Index is an unmanaged index is a type of balanced fund which allocates approximately half of its assets to U.S. Equities (via the S&P 500 Index) and the other half to U.S. investment grade bonds (via the Bloomberg U.S. Aggregate Bond Index) The Bloomberg U.S. Aggregate Bond Index is comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index. Unlike the Fund's returns, the index does not reflect any fees or expenses.

Investment Adviser: Advisors Preferred, LLC

Subadviser: Flexible Plan Investments, Ltd.

Subadviser Portfolio Managers: Jerry C. Wagner, President of the Subadviser, has served the Fund as a portfolio manager since it commenced operations in 2019. Daniel Poppe, CFA, Senior Research Analyst of the Subadviser has served the Fund as a portfolio manager since April 2024.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. You may purchase or redeem Fund shares by written request via mail (Quantified Pattern Recognition Fund, c/o Ultimus Fund Solutions, LLC, PO Box 46707, Cincinnati, OH 45246), by wire transfer, by telephone toll-free at 1-855-64-QUANT (1-855-647-8268), or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments in the following minimum amounts:

Class	Account Type	Minimum Initial Investment	Minimum Subsequent Investment
Investor	Regular Account	$10,000	$1,000
Investor	Retirement Account	$10,000	$0
Advisor	Regular Account	$10,000	$1,000
Investor	Retirement Account	$10,000	$0

The Fund, Adviser or Subadviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Quantified Government Income Tactical Fund

Investment Objective: The Quantified Government Income Tactical Fund (the "Fund") seeks high total return consistent with a moderate tolerance for risk.

46

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares	Advisor Class Shares
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.39%(1)	0.24%(2)
Acquired Fund Fees and Expenses(3)	0.17%	0.17%
Total Annual Fund Operating Expenses(3)	1.81%	2.41%(2)
(1)	Includes up to 0.15% for shareholder services which may include sub-transfer agent and sub-accounting fee
(2)	Estimated for Advisors Class Shares which have not commenced operations.
(3)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund and do not include the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor	$184	$569	$980	$2,127
Advisor	$244	$751	$1,285	$2,746

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. For the fiscal period year ended June 30, 2025, the Fund's portfolio turnover rate was 415% of the average value of its portfolio.

Principal Investment Strategies: The Fund's investment adviser, Advisors Preferred, LLC (the "Adviser"), delegates execution of the Fund's investment strategy to the subadviser, Flexible Plan Investments, Ltd. ("FPI" or the "Subadviser"). The Subadviser selects investments for the Fund and provides trade placement for fixed income instruments, including cash equivalents. The Adviser provides trade placement for non-fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in U.S. government securities. The Fund defines U.S. government securities as debt instruments issued or guaranteed by the U.S. Treasury, any agency, instrumentality, or sponsored enterprise of the U.S. government and exchange-traded funds ("ETFs"), closed-end funds and mutual funds that invest primarily in the preceding debt instruments, and futures and swap contracts on the preceding instruments; and pooled investment vehicles that invest primarily in the preceding. Certain pooled investment vehicles are classified as commodity pools. The Fund invests in commodity pools that primarily in financial futures such as interest rate, equity and currency futures. However, these pools may have lesser exposure to commodity-related and volatility-related futures. The ETFs, closed-end funds, mutual funds, and pooled investment vehicles aspect of the Fund's strategy is commonly referred to as a fund-of-funds strategy. Additionally, under normal circumstances, the Fund invests primarily in income-producing securities. The Fund invests in securities of any maturity. The Fund may gain exposure to securities by using inverse and/or leveraging instruments (leveraged ETFs, futures contracts, forward contracts, options, and swap agreements) as substitutes for the refence asset regardless of whether they generate income. The Subadviser may employ short positions for hedging purposes, to capture returns in down markets, or to take advantage of short-term trading opportunities. The Subadviser employs an aggressive management strategy that typically results in high portfolio turnover. As part of its principal investment strategy, the Fund may invest all or part of the Fund's assets in short-term and ultrashort-term ETFs.

In managing the Fund's assets, the Subadviser employs a tactical dynamic asset allocation strategy. The Subadviser analyzes the overall investment opportunities of various fixed-income investments and market sectors to determine how to

47

position the Fund's portfolio. In making the decision to invest in a security, long or short, the Subadviser utilizes proprietary and third-party analysis models that evaluate interest rate trends and other macroeconomic data, market momentum, price patterns and other technical data or data related to accounting periods, tax events and other calendar-related events. The Subadviser may use short positions to provide a hedge against rising rates and to take advantage of short-term trading opportunities. When the Subadviser believes U.S. Government interest rates are highly likely to rise or fall, it uses leverage to magnify the effects of the short-term moves. The Subadviser evaluates and ranks the short-term to intermediate-term performance of each potential and current portfolio investment and then invests in those securities that best fit the percentage allocations deemed beneficial by the Subadviser's multiple proprietary algorithms.

The Subadviser typically assigns each investment in which the Fund invests a minimum holding period, though an investment's actual holding period and allocation weighting will depend on its performance ranking. By establishing holding periods, the Subadviser seeks to maintain longer-term core holdings in the Fund. The Subadviser generally evaluates all investments weekly based on its allocation rankings but may reallocate more-or-less often to minimize the impact and costs associated with trading. In addition, the Subadviser uses the Fund as an asset allocation tool for its other clients, which may lead to purchases and redemptions of Fund shares. Responding to purchase and redemption-related fluctuations in the Fund's size will result in portfolio turnover not directly related to the Subadviser's investment analysis.

The Fund may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the "Subsidiary"). The Subsidiary is expected to provide the Fund with indirect exposure to certain instruments such as commodity futures within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "code"). The Subsidiary invests primarily in commodity pools. The Fund's investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Fund.

Principal Investment Risks: An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. Neither the Subadviser nor the Adviser can guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with other fixed income mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Subadviser's Investment Strategy Risk – While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. The Subadviser will aggressively change the Fund's portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser's investment strategy will enable the Fund to achieve its investment objective.

Active and Frequent Trading Risk – The Fund may engage in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains. Short-term capital gains are taxable to shareholders as ordinary income, which is at a higher rate than long-term capital gains. The Subadviser's use of the Fund as an asset allocation tool for its other clients will increase the Fund's portfolio turnover.

Aggressive Investment Techniques Risk – The Fund uses investment techniques that may be considered aggressive. Risks associated with the use of futures contracts and options include potentially dramatic price changes (gains or losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Counterparty Risk – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. These financial instruments may include swap agreements. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Derivatives Risk – The Fund uses investment techniques, including investments in derivatives such as futures contracts, forward contracts, options, and swaps, which may be considered aggressive. Investments in such derivatives are subject

48

to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. In addition, the Fund's direct or indirect investments in derivatives currently are subject to the following risks:

Futures and Forward Contracts Risk. There may be an imperfect correlation between the changes in the market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. Forward currency transactions include the risks associated with fluctuations in currency.

o	Currency Futures Risk: Foreign currency contracts subject the Fund to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.

o	Debt Futures Risk: Typically, a rise in interest rates causes a decline in the value of debt futures. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt futures held by the Fund.

o	Equity Futures Risk: Equity futures are subject to general market risks and may not track the equity indices for which they are intended to serve as substitutes.

o	Energy Futures Risk: Energy prices may be adversely affected by fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions.

o	Metals Futures Risk: Precious and industrial metals prices may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the production costs of these metals. Precious metal prices may become volatile when they serve as a substitute for currencies.

o	Agriculture Commodity Futures Risk: Investing in the commodities markets through futures may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund's investment return, or create a loss.

Options Risk. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.

Swap Agreements Risk. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk, which relates to the credit risk of the counterparty and liquidity risk of the swaps themselves.

Holding Cash Risk – The Fund may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest. There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and the Fund will not be able to sell stocks quickly enough to avoid losses or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Interest Rate Risk – The value of the Fund's investment in fixed income securities will fall when interest rates rise. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened.

Leverage Risk – The Fund may use leveraged investments that attempt to amplify the price movement of underlying

49

securities or indices on a daily or other periodic basis, which may be considered aggressive. Such instruments may experience potentially dramatic price changes (losses), imperfect amplification and imperfect correlations between the price of the investment and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of leverage instruments may currently expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of leveraged instruments may result in larger losses or smaller gains than otherwise would be the case.

Market Risk – Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions, and the market in general, in ways that cannot necessarily be foreseen.

Risks of Investing in Other Investment Companies and Pooled Investment Vehicles – Investments in the securities of other investment companies (ETFs, closed-end funds, and mutual funds) and pooled investment vehicles may involve duplication of advisory fees and certain other expenses. By investing in another investment company or pooled investment vehicle, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment companies or pooled investment vehicles, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund's own operations. Certain of these investment vehicles may have performance fees that increase their expenses. If the other investment companies or pooled investment vehicles fail to achieve their investment objectives, the value of the Fund's investment will decline, adversely affecting the Fund's performance.

ETFs and mutual funds "reset" daily and, therefore, due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. In addition, ETF and closed-end fund shares potentially may trade at a discount or a premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF and closed-end fund shares depends on the demand in the market, the Subadviser may not be able to liquidate the Fund's holdings in those shares at the most optimal time, adversely affecting the Fund's performance.

Leveraged ETFs Risk and Pooled Investment Vehicles. Leveraged ETFs and Pooled Investment Vehicles will amplify gains and losses. Most leveraged ETFs "reset" daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. In addition, closed-end investment company and ETF shares may potentially trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Subadviser may not be able to liquidate the Fund's holdings in those shares at the most optimal time, adversely affecting the Fund's performance.

Shorting (Inverse) Risk – Short (inverse) positions are designed to profit from a decline in the price of particular securities, investments in securities or indices. The Fund will lose value if and when the instrument's price rises – a result that is the opposite from traditional mutual funds. The Fund may also utilize inverse mutual funds and ETFs. These instruments seek to increase in value when their underlying securities or indices decline. Like leveraged investments, inverse positions may be considered aggressive. Inverse positions may also be leveraged. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in "long" positions.

Taxation Risk – By investing in certain instruments indirectly through the Subsidiary, the Fund will obtain exposure to these markets within the Federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

U.S. Government Securities Risk – U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government and generally have negligible credit risk. However, securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Wholly Owned Subsidiary Risk – Changes in the laws of the United States and/or the Cayman Islands, under which the

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Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the Investment Company Act of 1940 ("1940 Act"), as amended, and unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Fund.

Performance: The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund's Investor Class shares for each full calendar year since the Fund's Investor Class Shares inception. The Adviser Class Shares of the Fund have not commenced operations. The performance table compares the performance of the Fund's Investor Class shares over time to the performance of a broad-based market index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Advisor Class shares have similar annual returns to Investor Class shares because the classes are invested in the same portfolio of securities, however, the returns for Advisor Class shares are lower than Investor Class shares because Advisor Class shares have higher expenses. Shareholder reports containing financial and performance information for the Fund will be mailed to shareholders semi-annually. Updated performance information is available at no cost by calling toll-free 1-855-64-QUANT (1-855-647-8268).

[update]

Quantified Government Income Tactical Fund

Investor Class Performance Bar Chart

For Calendar Year Ended December 31

Best Quarter	1.01%	March 31, 2024
Worst Quarter	(6.80)%	June 30, 2022

The Fund's Investor Class year-to-date return as of September 30, 2025 was 6.06%.

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Performance Table
Average Annual Total Returns
(For periods ended December 31, 2025)

Quantified Government Income Tactical Fund	One Year	Since Inception(1)
Investor Class Shares Return before taxes	[1.32%	(7.31)%
Investor Class Shares Return after taxes on distributions	(0.28)%	(8.36)%
Investor Class Shares Return after taxes on distributions and sale of Fund shares(2)	0.79%	(5.80)%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes(3)	1.25%	(1.73)%]

(1)       The Fund's Investor Class Shares commenced operations on April 15, 2021. The Fund's Advisor Class Shares has not commenced operations.

(2)       After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)       The Bloomberg U.S. Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index; unlike the Fund's returns, the index does not reflect any fees or expenses.

Investment Adviser: Advisors Preferred, LLC.

Subadviser: Flexible Plan Investments, Ltd.

Subadviser Portfolio Managers: Jerry C. Wagner, President of the Subadviser, has served the Fund as a portfolio manager since it commenced operations in 2021. Daniel Poppe, CFA, Senior Research Analyst of the Subadviser has served the Fund as a portfolio manager since April 2024.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. You may purchase or redeem Fund shares by written request via mail (Quantified Government Income Tactical Fund, c/o Ultimus Fund Solutions, LLC, PO Box 46707, Cincinnati, OH 45246), by wire transfer, by telephone toll-free at 1-855-64-QUANT (1-855-647-8268), or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments in the following minimum amounts:

Class	Account Type	Minimum Initial Investment	Minimum Subsequent Investment
Investor	Regular Account	$10,000	$1,000
Investor	Retirement Account	$10,000	$0
Advisor	Regular Account	$10,000	$1,000
Advisor	Retirement Account	$10,000	$0

The Fund, Adviser or Subadviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives

Fund	Investment Objective
Quantified Managed Income Fund	The Fund seeks high total return from fixed income investments on an annual basis consistent with a moderate tolerance for risk.
Quantified Alternative Investment Fund	The Fund seeks high total return from alternative investment vehicles on an annual basis consistent with a high tolerance for risk.
Quantified STF Fund	The Fund seeks high appreciation on an annual basis consistent with a high tolerance for risk.
Quantified Tactical Fixed Income Fund	The Fund seeks total return.
Quantified Evolution Plus	The Fund seeks capital appreciation.
Quantified Common Ground Fund	The Fund seeks total return.
Quantified Pattern Recognition Fund	The Fund seeks capital appreciation.
Quantified Government Income Tactical Fund	The Fund seeks high total return consistent with a moderate tolerance for risk.

Each Fund's investment objective is a non-fundamental policy and may be changed without shareholder approval by the Trust's Board of Trustees upon 60 days' written notice to shareholders. The 80% investment policy of the Quantified Tactical Fixed Income Fund and Quantified Government Income Tactical Fund may be changed without shareholder approval by the Trust's Board of Trustees upon 60 days' written notice to shareholders.

Principal Investment Strategies

Quantified Managed Income Fund

The Quantified Managed Income Fund is aggressively managed by the Subadviser. The Fund invests primarily in income-producing securities. The Fund does so indirectly through exchange-traded funds ("ETFs"), other closed-end and open-end investment companies that themselves primarily invest in income-producing securities. The Fund may also invest in pooled investment vehicles. Certain pooled investment vehicles are classified as commodity pools. The Fund invests in commodity pools that primarily in financial futures such as interest rate, equity and currency futures. However, these pools may have lesser exposure to commodity-related and volatility-related futures. The underlying income--producing securities to which the Fund seeks to gain exposure primarily include U.S. government securities, corporate debt obligations, foreign debt securities (including emerging markets), and bonds in the lowest credit rating category, also called "junk bonds," convertible bonds, preferred stocks, common stocks, master limited partnerships ("MLPs"), and real estate investment trusts ("REITs"). The Fund may also invest directly in these types of securities. The underlying income-producing securities in which the Fund seeks to gain exposure include:

•	U.S. Treasury bonds and notes;
•	U.S. government-sponsored enterprises, such as Fannie Mae© and Freddie Mac©;
•	U.S. dollar-denominated corporate obligations;
•	Mortgage and asset-backed securities;
•	Corporate bonds and notes and asset-backed securities;
•	Zero coupon bonds;
•	Commercial paper and other money market instruments;
•	Fixed-income securities issued by foreign governments and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries;
•	High-yield ("junk") bonds;
•	Convertible Bonds;
•	Preferred stocks;
•	Common stocks;
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•	REITs; and
•	MLPs.

The Subadviser analyzes the overall investment opportunities of various fixed-income securities and market sectors to determine how to position the Fund's portfolio. The Subadviser may position the Fund's portfolio to seek exposure to a variety of credit categories, which could range from government securities to junk bonds. The Fund is not limited in its exposure to junk bonds, which may include bonds in the lowest credit rating category. In addition, the Fund invests in fixed-income securities without any restriction on maturity. The Subadviser may also invest up to 80% of the Fund's assets in short positions in fixed-income securities and derivatives.

The Fund may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the "Subsidiary"). The Subsidiary is expected to provide the Fund with indirect exposure to certain instruments such as commodity futures within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "code"). The Subsidiary will invest primarily in pooled investment vehicles. The Fund's investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Fund.

In managing the Fund's assets, the Subadviser employs a dynamic asset allocation strategy. The Subadviser analyzes the overall investment opportunities of various fixed-income investments and market sectors to determine how to position the Fund's portfolio. The Subadviser evaluates and ranks the short-term to intermediate-term performance of each investment and invests in those securities that best fit the percentage allocations deemed beneficial by the Subadviser's multiple proprietary algorithms.

The Subadviser typically assigns each investment in which it invests a minimum holding period, though an investment's actual holding period and allocation weighting will depend on its performance ranking. The allocation weightings will likely not be changed for a period longer than the assigned holding period. By establishing holding periods, the Subadviser seeks to maintain longer-term core holdings in the Fund. The Subadviser generally evaluates all investments weekly based on its allocation rankings but may reallocate more or less often to minimize the impact and costs associated with trading. In addition, the Subadviser uses the Fund as an asset allocation tool for its other clients, which may lead to purchases and redemptions of Fund shares. Responding to purchase and redemption related fluctuations in the Fund's size will result in portfolio turnover not directly related to the preceding investment analysis.

Finally, in making the decision to invest in a security, long or short, the Subadviser may utilize proprietary and third-party analysis models that evaluate interest rate trends and other macroeconomic data, market momentum, price patterns and other technical data or data related to accounting periods, tax events and other calendar-related events.

The Subadviser will also create and rank an investment representing cash and/or cash equivalents ("cash investment"). As part of its principal investment strategy the Subadviser may invest in short-term and ultra-short-term bond ETFs. For temporary defensive purposes, the Subadviser may invest the Fund's assets in cash or cash equivalents. As a result, up to 100% of the Fund's assets may be invested in cash or cash equivalents at any given time for temporary defensive purposes. To earn income on available cash, a large portion or all of the assets of the Fund may be invested in high-quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations. As a result of investing in cash and cash equivalents, the Fund may not achieve its investment objective.

Subsidiary

The Subsidiary will invest primarily in commodity pools. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. By investing in commodity pools through the Subsidiary, the Fund will obtain exposure to these markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to commodity pools within the limitations of the Code. Subchapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). Income from certain of the commodity pools in which the Fund may invest will not be treated as "qualifying income" for purposes of the 90% income requirement. Therefore, the Fund may also make investments in certain commodity pools through the Subsidiary because income from these would not otherwise be treated as "qualifying income" for purposes of the 90% income requirement.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary. The Subsidiary is subject to the

54

same investment restrictions and limitations on a consolidated basis and follows the same compliance policies and procedures as the Fund.

Quantified Alternative Investment Fund

The Quantified Alternative Investment Fund is aggressively managed by the Subadviser. The Fund will invest primarily in securities, including dividend-paying equities or interest-bearing fixed income securities, having a low or negative correlation with the S&P 500® Index, such as instruments linked to commodities, economic sectors, international issuers, currencies, cryptocurrencies such as Bitcoin, or those with structures expected to produce a low or negative correlation with the S&P ® Index (collectively, "alternative securities") or indirectly through securities that invest in or are a derivative of alternative securities. The Fund does not make direct investments in cryptocurrencies. The term "Alternative Investment" in the Fund's name refers to the non-traditional types of equity (other than S&P 500® Index highly correlated common stocks) and debt securities in which the Fund may invest and to which the Fund may gain exposure through investments in ETFs, open-end mutual funds, other investment companies, and pooled investment vehicles. The Fund may also use borrowing to leverage the portfolio and manage cash flows. The Fund may also invest in futures contracts, forward contracts, options, and swaps. The underlying alternative (those having a low or negative expected correlation with the S&P 500® Index or non-traditional structure) securities in which the Fund seeks to gain exposure include:

•	U.S. Treasury bonds and notes;
•	U.S. government-sponsored enterprises, such as Fannie Mae© and Freddie Mac©;
•	U.S. dollar-denominated corporate obligations;
•	Mortgage and asset-backed securities;
•	Corporate bonds and notes and asset-backed securities;
•	Zero coupon bonds;
•	Commercial paper and other money market instruments;
•	Fixed-income securities issued by foreign governments and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries;
•	Dividend paying stocks; and
•	High-yield ("junk") bonds; and
•	Commodities
•	Cryptocurrencies (indirectly)

In addition, alternative securities include common stocks, ETFs, Unit Investment Trusts ("UITs") and open-end and closed-end investment companies. Investments in ETFs, UITs and investment companies may include those investing (passively or actively) in equity, income, sectors, domestic, international, currency, inverse and/or leveraged positions and alternative investments, including non-principal positions relating to companies with small (less than $2 billion) or medium ($2 to $5 billion) market capitalization. The Fund may also invest to gain indirect exposure to cryptocurrencies such as Bitcoin; through, for example, Bitcoin futures contracts and shares of Bitcoin-linked funds such as Grayscale® Bitcoin Trust, ProShares Bitcoin Strategy ETF, and other SEC-registered Bitcoin-linked ETFs (together "Bitcoin-linked funds"). The Fund limits cryptocurrency futures to those that are cash-settled, exchange traded and regulated by the CFTC ("Bitcoin futures"). The Fund employs an aggressive management strategy that typically results in high portfolio turnover. As part of its principal investment strategy the Fund may invest significantly in cash and/or cash equivalents.

The Fund will invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the "Subsidiary"). The Subsidiary is expected to provide the Fund with indirect exposure to certain instruments such as Bitcoin futures within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Subsidiary will invest primarily in pooled investment vehicles, commodities and cryptocurrency-related instruments. The Fund's investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Fund.

In managing the Fund's assets, the Subadviser employs a dynamic asset allocation strategy. The Subadviser analyzes the overall investment opportunities of various alternative securities and market sectors to determine how to position the Fund's portfolio. The Subadviser evaluates and ranks the short-term to intermediate-term performance of each investment and invests in those securities that best fit the percentage allocations deemed beneficial by the Subadviser's multiple proprietary algorithms.

55

The Subadviser typically assigns each investment in which it invests a minimum holding period, though an investment's actual holding period and allocation weighting will depend on its performance ranking. The allocation weightings will likely not be changed for a period longer than the assigned holding period. By establishing holding periods, the Subadviser seeks to maintain longer-term core holdings in the Fund. The Subadviser generally evaluates all investments daily based on its allocation rankings but may reallocate less often to minimize the impact and costs associated with trading. In addition, the Subadviser uses the Fund as an asset allocation tool for its other clients, which may lead to purchases and redemptions of Fund shares. Responding to purchase and redemption related fluctuations in the Fund's size will result in portfolio turnover not directly related to the preceding investment analysis.

Finally, in making the decision to invest in a security, long or short, the Subadviser may utilize proprietary and third-party analysis models that evaluate interest rate trends and other macroeconomic data, market momentum, price patterns and other technical data or data related to accounting periods, tax events and other calendar-related events. The Subadviser also uses these proprietary analysis models to implement its dynamic asset allocation strategy which, at any time, may result in a large portion or all of the fund's assets invested, directly or indirectly, in investment grade fixed income securities, cash and/or cash equivalents in order to seek to achieve its investment objective as well as provide security of principal, current income and liquidity.

Subsidiary

The Subsidiary will invest primarily in commodities, cryptocurrency- related instruments and derivatives, and pooled investment vehicles.. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. By investing in commodities and cryptocurrency- related instruments indirectly through the Subsidiary, the Fund will obtain exposure to these markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities and cryptocurrency- related markets within the limitations of the Code. Subchapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). Income from certain of the commodity or cryptocurrency- related instruments in which the Fund invests will not be treated as "qualifying income" for purposes of the 90% income requirement. The Fund may also make investments in certain commodity or cryptocurrency- related instruments through the Subsidiary because income from these would not otherwise be treated as "qualifying income" for purposes of the 90% income.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations on a consolidated basis and follows the same compliance policies and procedures as the Fund. The Fund and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act, and the Adviser is a "commodity pool operator" registered with and regulated by the Commodity Futures Trading Commission ("CFTC"). As a result, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations apply with respect to the Fund and the Subsidiary

Quantified STF Fund

The Fund's investment adviser, Advisors Preferred, LLC (the "Adviser"), delegates execution of the Fund's investment strategy to the Subadviser, Flexible Plan Investments, Ltd. ("FPI" or the "Subadviser"). The Fund is aggressively managed by the Subadviser, which typically results in high portfolio turnover. The Subadviser seeks to achieve the Fund's investment objective using three interrelated principal asset allocations, driven primarily by the Subadviser's proprietary Self-Adjusting Trend Following Strategy ("STF Strategy").

Self-Adjusting Trend Following Strategy

The STF Strategy is used to allocate Fund assets between long and short equity-related and long fixed income-related investments. This strategy monitors the price trends of the NASDAQ 100 Index to assess market conditions. The NASDAQ 100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including, among others, computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

The proprietary price-based rules can involve index prices at daily market close, and moving average values of daily close prices, including but not limited to 3-day, 5-day, 10-day, 50-day and 200-day moving averages, as well as day-to-day changes of one or more of these moving averages, and the slope of the moving averages. The STF Strategy follows easily identifiable market trends, with a rule set that seeks to take advantage of both up and down market trends. Since the market risk exposure of the STF Strategy is solely based on the price action of the NASDAQ 100 Index, the STF Strategy aims to

56

out-perform the NASDAQ 100 Index over the long term with less downside risk.

Since April of 2014, the Subadviser has contracted with NYSE Group, Inc. to compute a Self-Adjusting Trend Following Strategy Index on a daily basis that reflects trading mutual funds with the strategy. This index can be used as an active benchmark for comparison to the daily Net Asset Value ("NAV") of shares of the Fund.

The rule set of the STF Strategy specifies the conditions under which it makes the following position changes based on the NASDAQ 100 Index price history:

1.	From Flat to 1x Long
2.	From 1x Long to 2x Long
3.	From 2x Long to 1x Long
4.	From 2x Long to Flat
5.	From 1x Long to Flat
6.	From Flat to 1x Short
7.	From 1x Short to Flat

The STF Strategy adjusts overall Fund market risk exposure relative to the NASDAQ 100 Index at four discrete levels, defined by proprietary market trend measures, and according to a NASDAQ 100 Index price-based proprietary rule set:

1.	When the rule set indicates no obvious market trend, as defined by the Subadviser's proprietary indicators, the strategy dictates near-zero exposure to equity market risk (a "Flat" position), and the two income allocations described below account for nearly all of the allocation of Fund assets.

2.     When the rule set indicates a regular up trend, as defined by the Subadviser's proprietary indicators, the strategy dictates 100% exposure to the NASDAQ 100 Index (a "1x Long" position), through investments in ETFs, ETNs, futures or swaps contracts. Each of these can be used as substitutes for the NASDAQ 100 Index. The Fund should realize approximately 100% of the NASDAQ 100 Index return, before expenses of the Fund and expenses of the investments used to execute the 1x Long position. To the extent leverage is utilized through leveraged ETFs, futures or swaps, the Fund may have investible funds to include in the two income allocations.

3.	When the rule set indicates a strong up trend, as defined by the Subadviser's proprietary indicators, the strategy dictates a 200% exposure to the NASDAQ 100 Index (a "2x Long" position), through investment in ETFs, ETNs, futures or swaps contracts. Each of these can be used as substitutes for the NASDAQ 100 Index. The Fund should realize approximately 200% of the NASDAQ 100 Index return, before expenses of the Fund and expenses of the investments used to execute the 2x Long position. To the extent leverage is utilized through leveraged ETFs, futures or swaps, the Fund may have investible funds to include in the two income allocations.
4.	When the rule set indicates a down market trend, as defined by the Subadviser's proprietary indicators, the strategy dictates an inverse or short 100% exposure to the NASDAQ 100 index (a "1x Short" position), through investments in inverse or leveraged inverse ETFs or ETNs, futures or swaps. Each of these can be used as substitutes for an inverse NASDAQ 100 Index position. The Fund should realize an approximate negative 100% of the NASDAQ 100 Index's return, before expenses of the Fund and expenses of the investments used to execute the 1x Short position. To the extent leverage is utilized through ETFs, futures or swaps, the Fund may have investible funds to include in the two income allocations.
5.	Overall exposure may be adjusted downward based on volatility levels of the equity markets.

Short to Medium-Term Fixed Income Allocation

The Fund will invest directly in short- to medium-term fixed income securities. The portion of the Fund invested in short- to medium-term fixed income securities will be greatest when the STF Strategy finds no obvious market trend. The Subadviser's security selection decisions are driven by liquidity, rating and time to maturity. This portion of the Fund's portfolio is constructed in order to mitigate interest rate and credit risk while optimizing income, and will involve primarily investment in securities: cash, cash equivalents, and upper medium investment grade to prime investment grade, short-term debt securities and money market instruments.

Fixed Income/Equity Income Allocation

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The Fund will also invest in income-producing securities. The portion of the Fund invested in income-producing securities will be greatest when the STF Strategy finds no obvious market trend. The Fund does so indirectly through ETFs, other closed-end and open-end investment companies that themselves primarily invest in income-producing securities. The underlying income-producing securities in which the Fund primarily seeks to gain exposure:

•	U.S. Treasury bonds and notes;
•	U.S. government-sponsored enterprises, such as Fannie Mae© and Freddie Mac©;
•	U.S. dollar-denominated corporate obligations;
•	Mortgage and asset-backed securities;
•	Corporate bonds and notes and asset-backed securities;
•	Zero coupon bonds;
•	Commercial paper and other money market instruments;
•	Fixed-income securities issued by foreign governments and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries (which the Fund defines, generally, as those with per capita income less than half that of the US);
•	High-yield ("junk") bonds;
•	Convertible Bonds;
•	Preferred stocks;
•	Common stocks;
•	REITs; and
•	MLPs.

Subadvisor may also utilize its proprietary Targeted Volatility Analysis (TVA) in conjunction with the use of the two income allocations to seek to target a level of volatility (based on historical standard deviation measures) for the Fund during any of the Fund's four levels of market risk exposure. The Fund may supplement its exposure to equity markets other than the NASDAQ 100 index through an investment in pooled investment vehicles that focus on other equity segments such as the S&P 500.

The Fund invests without restriction as to issue capitalization, country, credit quality or the maturity of a security. The Adviser selects swap counterparties that it believes are creditworthy based on credit rating and financial strength. In addition, the Subadviser uses the Fund as an asset allocation tool for its other clients, which may lead to purchases and redemptions of Fund shares. Responding to purchase and redemption-related fluctuations in the Fund's size will result in portfolio turnover not directly related to the preceding investment strategy analysis.

Certain pooled investment vehicles are classified as commodity pools. The Fund invests in commodity pools that primarily in financial futures such as interest rate, equity and currency futures. However, these pools may have lesser exposure to commodity-related and volatility-related futures.

The Fund may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the "Subsidiary"). The Subsidiary is expected to provide the Fund with indirect exposure to certain instruments such as commodity futures within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "code"). The Subsidiary will invest primarily in pooled investment vehicles. The Fund's investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Fund.

Subsidiary

The Subsidiary will invest primarily in commodity pools. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. By investing in commodity pools through the Subsidiary, the Fund will obtain exposure to these markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to commodity pools within the limitations of the Code. Subchapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business

58

of investing in securities (typically referred to as "qualifying income"). Income from certain of the commodity pools in which the Fund may invest will not be treated as "qualifying income" for purposes of the 90% income requirement. Therefore, the Fund may also make investments in certain commodity pools through the Subsidiary because income from these would not otherwise be treated as "qualifying income" for purposes of the 90% income requirement.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations on a consolidated basis and follows the same compliance policies and procedures as the Fund. The Fund and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act, and the Adviser is a "commodity pool operator" registered with and regulated by the Commodity Futures Trading Commission ("CFTC"). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary.

Quantified Tactical Fixed Income Fund

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in fixed income securities. The Fund defines fixed income securities as debt instruments, exchange-traded funds ("ETFs") and mutual funds that invest primarily in debt instruments; futures and swap contracts on debt instruments; and pooled commodities that invest primarily in the preceding. Certain pooled investment vehicles are classified as commodity pools. The Fund invests in commodity pools that primarily in financial futures such as interest rate, equity and currency futures. However, these pools may have lesser exposure to commodity-related and volatility-related futures. The Fund invests in ETFs, mutual funds and commodity pools that are not affiliated with the Adviser or Subadviser. The Fund invests primarily in US government debt and high-yield debt, directly or through ETFs, mutual funds, . The Fund also uses futures contracts and swaps on US government debt and high-yield debt as substitutes for debt instruments, and commodity pools . The Fund invests in fixed income securities without any restriction on maturity or credit quality. The Fund may gain long or short exposure to fixed income securities by using inverse and/or leveraged ETFs and mutual funds (without restriction), regardless of whether they generate income or dividends. Inverse ETFs and mutual funds are designed to profit from a decline in the price of particular securities or indices. Leveraged ETFs and mutual funds are designed to produce returns that are a multiple of particular securities or indices. The Fund employs inverse and short positions for hedging purposes or to capture returns in down markets.

The Subadviser seeks interest income from debt instruments. Additionally, the Subadviser seeks capital gains by investing in long positions in US government debt and high-yield debt as well as by utilizing short position exposure to US government debt. The Fund may also invest in pooled investment vehicles. The Subadviser uses an aggressive tactical management strategy that typically results in high portfolio turnover. The Subadviser employs three investment models, which are driven by sub-strategies, to allocate assets and select long and short exposures. The sub-strategies are chosen and rebalanced quarterly using the Subadviser's minimum-correlation algorithm to create a portfolio that aims for a balance of high return, low correlation, and low volatility. The Subadviser evaluates the sub-strategies daily.

Investment Model 1: Long/Short Tactical

This model is based on three sub-strategies: econometric, seasonality, and pattern based. The econometric strategy focuses on comparing historical bond yield and spread regimes. The seasonality and pattern-based strategies focus on investment opportunities created by periodic bond supply and demand imbalances and price volatility.

Investment Model 2: Opportunistic Long-Only

This model contains two sub-strategies. The first analysis is the relationship between various commodities' performance and the yield of US government bonds. The second focuses on recent high-yield bond performance to determine the favorability of government bonds as an alternative.

Investment Model 3: Tactical High Yield

This model uses two sub-strategies that focus on historical US government bond price momentum and related buying signals and regime long-only buying signals. When not allocated to high-yield debt, each sub-strategy uses government debt or money market instruments. The momentum sub-strategy uses a yearly walk-forward analysis (yearly re-optimization of the parameters used in the methodology) to determine the optimal momentum method to trade high-yield debt. Walk-forward analysis is the process of optimizing a trading system using a limited in-sample data set and then testing the results on out-of-sample data. The high-yield regime strategy is based on bond regimes that have historically resulted in favorable high-yield debt returns.

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Subsidiary

The Subsidiary will invest primarily in commodity pools. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. By investing in commodity pools through the Subsidiary, the Fund will obtain exposure to these markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to commodity pools within the limitations of the Code. Subchapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). Income from certain of the commodity pools in which the Fund may invest will not be treated as "qualifying income" for purposes of the 90% income requirement. Therefore, the Fund may also make investments in certain commodity pools through the Subsidiary because income from these would not otherwise be treated as "qualifying income" for purposes of the 90% income requirement.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations on a consolidated basis and follows the same compliance policies and procedures as the Fund

Quantified Evolution Plus Fund

The Subadviser seeks to achieve the Fund's investment objective by allocating assets, without restriction, among a wide variety of asset classes. The Subadviser's asset allocation focuses primarily on the following categories:

•	Equities - US, foreign developed markets, and emerging markets
•	Debt - Long-term US Treasury, and high yield debt (commonly referred to as "junk bonds")
•	Gold
•	Commodities
•	Cryptocurrencies – (indirectly)

The Subadviser may invest directly in securities representing an asset class or may invest in exchange-traded funds ("ETFs"), mutual funds , and pooled investment vehicles that invest primarily in an asset class, or in futures or swaps linked to an asset class. The Fund uses futures and swaps as a substitute hedge for the reference asset. The Fund invests in ETFs, mutual funds , and pooled investment vehicles that are not affiliated with the Adviser or Subadviser. Certain pooled investment vehicles are classified as commodity pools. The Fund invests in commodity pools that primarily in financial futures such as interest rate, equity and currency futures. However, these pools may have lesser exposure to commodity-related and volatility-related futures. To the extent the Fund invests in stocks of foreign corporations, the Fund's investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs.

The Fund may also invest to gain indirect exposure to cryptocurrencies such as Bitcoin and Ether. The Fund may invest in less prominent cryptocurrencies that the sub-adviser believes are sufficiently well-developed to provide a viable investment. The Fund may invest in cryptocurrencies though futures, ETFs, exchange-traded products (ETPs); as well as through swaps and options on the preceding or a cryptocurrency or basket of cryptocurrencies.

The Subadviser's proprietary evolution strategy considers four factors to rank asset classes and adjust the position size of securities and other investment vehicles to generate a portfolio allocation. The ranking factors for each asset class are:

1.	Price momentum (or relative strength),
2.	Volatility (or risk),
3.	Correlation with other assets classes, and
4.	Likelihood that the asset class's positive trend will continue.

The Subadviser anticipates investing primarily in equities during periods of strong equity performance, while investing in other asset classes when equities suffer. The Subadviser seeks to manage risk by using leveraged index funds and swap contracts to maintain a leveraged position. During periods of financial uncertainty or distress, the Subadviser allocates the majority of Fund assets to short term, fixed income investments. The Fund is aggressively managed by the Subadviser, which typically results in high portfolio turnover.

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Subsidiary

The Subsidiary will invest primarily in gold, commodities, and cryptocurrency related securities and derivatives and pooled investment vehicles.. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. By investing in gold, commodities, cryptocurrency related instruments , and pooled investment vehicles indirectly through the Subsidiary, the Fund will obtain exposure to these markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to the gold, commodities, and cryptocurrency related markets within the limitations of the Code. Subchapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). Income from certain of the gold or commodity or cryptocurrency related securities or instrments in which the Fund invests will not be treated as "qualifying income" for purposes of the 90% income requirement. Therefore, the Fund may also make investments in certain commodities or cryptocurrency related instruments through the Subsidiary because income from these would not otherwise be treated as "qualifying income" for purposes of the 90% income requirement.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations on a consolidated basis and follows the same compliance policies and procedures as the Fund. The Fund and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act, and the Adviser is a "commodity pool operator" registered with and regulated by the Commodity Futures Trading Commission ("CFTC"). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary.

Quantified Common Ground Fund

The Fund invests primarily in common stocks and bonds of issuers that the Subadviser considers compliant with both ESG (Environmental, Social and Governance) and BRI (Biblically Responsible Investing) standards. The universe of issuers is composed of those in the S&P 1500 Index that remain after application of both the ESG and the BRI filters.

Generally, environmental criteria consider how a company performs as a steward of nature. Environmental criteria may include a company's energy use, waste, pollution, natural resource conservation and treatment of animals. Generally, social criteria look at a company's business relationships. Social criteria examine factors such as how a company manages relationships with employees, suppliers, customers and the communities where it operates. Generally, governance deals with a company's leadership, executive pay, audits, internal controls and shareholder rights. With regard to governance, factors may include using accurate and transparent accounting methods, assuring that stockholders are given an opportunity to vote on important issues; assurances that companies avoid conflicts of interest in their choice of board members, do not use political contributions to obtain unduly favorable treatment and, do not engage in illegal practices.

Generally, biblically responsible investing standards screen out companies with products or services that conflict with biblical principles. For example, this screen removes tobacco, alcohol or gambling companies. These principles include respecting the value and freedom of all people and a concern for justice and peace through fair and ethical relationships.

The Subadvisor may also use ESG and BRI ETFs and mutual funds to execute its strategy. The Fund invests in ETFs and mutual funds that are not affiliated with the Adviser or Subadviser. In addition, the Subadviser may use tactical allocation methodologies to hedge or leverage the beta exposure to the S&P 1500 Index. Beta is a numeric value that measures the fluctuations of a stock to changes in the overall stock market. This methodology may result in as much as a 100% hedged position or a 200% beta exposure, in part through leveraged ETFs and mutual funds and swaps. Leveraged ETFs and mutual funds are designed to produce returns that are a multiple of particular securities or indices. The Fund may also use borrowing to leverage the portfolio and manage cash flows. During periods of financial uncertainty or distress, the Subadviser allocates Fund assets to short term, fixed income investments. The Subadviser seeks income from dividends on common stocks and interest from debt instruments while seeking capital gains by changing asset allocations between stocks and debt, based on expected returns. The Fund may also invest in pooled investment vehicles. The Subadviser uses an aggressive tactical management strategy that typically results in high portfolio turnover. The Fund may also invest in pooled investment vehicles. Certain pooled investment vehicles that are classified as commodity pools. The Fund invests in commodity pools that primarily in financial futures such as interest rate, equity and currency futures. However, these pools may have lesser exposure to commodity-related and volatility-related futures.

The Fund may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the "Subsidiary"). The Subsidiary is expected to provide the Fund with indirect exposure to certain instruments such as commodity futures within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "code"). The Subsidiary will invest primarily in pooled investment vehicles. The Fund's investments will be composed

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primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Fund.

The Fund invests without restriction as to issuer capitalization or the credit quality or maturity of debt instruments. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of securities.

Subsidiary

The Subsidiary will invest primarily in commodity pools. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. By investing in commodity pools through the Subsidiary, the Fund will obtain exposure to these markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to commodity pools and related markets within the limitations of the Code. Subchapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). Income from certain of the commodity pools in which the Fund may invest will not be treated as "qualifying income" for purposes of the 90% income requirement. Therefore, the Fund may also make investments in certain commodity pools through the Subsidiary because income from these would not otherwise be treated as "qualifying income" for purposes of the 90% income requirement.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations on a consolidated basis and follows the same compliance policies and procedures as the Fund.

Quantified Pattern Recognition Fund

The Fund primarily invests in equity index mutual funds, equity index ETFs, futures contracts, equity index swaps, pooled investment vehicles, and cash equivalents. The Fund invests in ETFs, mutual funds , and pooled investment vehicles that are not affiliated with the Adviser or Subadviser. Certain pooled investment vehicles are classified as commodity pools. The Fund invests in commodity pools that primarily in financial futures such as interest rate, equity and currency futures. However, these pools may have lesser exposure to commodity-related and volatility-related futures. The Subadviser seeks to achieve the Fund's investment objective by identifying daily patterns in stock market indexes or sectors within stock market indexes that it has found to be determinative of probable future price direction. The Subadviser believes securities markets reflect human emotions and that investors adopt patterns of behavior in response to those emotions. The Subadviser's strategy seeks out high probability, repeatable patterns in the stock market to identify periods to buy, buy with leverage, or go short the market. This strategy seeks to take advantage of the tendency for equity prices to revert to the mean or follow a current price trend. The Subadvisor utilizes a proprietary methodology to allocate Fund assets among specific securities to best take advantage of patterns found.

When the Subadviser believes market conditions are favorable, it invests in mutual funds, leveraged mutual funds, futures contracts, swaps, and pooled investment vehicles to produce exposure to the stock market equivalent to up to 200% of Fund assets. 200% exposure means the Subadvisor seeks to earn $2 for every $1 in overall stock market profit. Leveraged mutual funds are designed to produce returns that are a multiple of particular securities or indices. When the Subadviser believes market conditions are unfavorable, it invests in cash equivalents, inverse equity index mutual funds and ETFs, and/or shorts S&P 500® Index futures contracts. Inverse ETFs and mutual funds are designed to profit from a decline in the price of particular securities or indices. The Subadviser uses an aggressive tactical management strategy that typically results in high portfolio turnover.

Subsidiary

The Subsidiary will invest primarily in commodity pools. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. By investing in commodity pools through the Subsidiary, the Fund will obtain exposure to these markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to commodity pools and related markets within the limitations of the Code. Subchapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). Income from certain of the commodity pools in which the Fund may invest will not be treated as "qualifying income" for purposes of the 90% income requirement. Therefore, the Fund may also make investments in certain commodity pools through the Subsidiary because income from these would not otherwise be treated as "qualifying income" for purposes of the 90% income requirement.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments

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described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations on a consolidated basis and follows the same compliance policies and procedures as the Fund.

Quantified Government Income Tactical Fund

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in U.S. government securities. The Fund defines U.S. government securities as debt instruments issued or guaranteed by the U.S. Treasury, any agency, instrumentality, or sponsored enterprise of the U.S. government and exchange-traded funds ("ETFs"), closed-end funds and mutual funds that invest primarily in the preceding debt instruments, and futures and swap contracts on the preceding instruments; and commodity pools that invest primarily in the preceding. Certain pooled investment vehicles are classified as commodity pools. The Fund invests in commodity pools that primarily in financial futures such as interest rate, equity and currency futures. However, these pools may have lesser exposure to commodity-related and volatility-related futures. The ETFs, closed-end funds, mutual funds, and pooled investment vehicles aspect of the Fund's strategy is commonly referred to as a fund-of-funds strategy. Additionally, under normal circumstances, the Fund invests primarily in income-producing securities. The Fund invests in securities of any maturity. The Fund may gain exposure to securities by using inverse and/or leveraging instruments (leveraged ETFs, futures contracts, forward contracts, options, and swap agreements) as substitutes for the refence asset regardless of whether they generate income. The Subadviser may employ short positions for hedging purposes, to capture returns in down markets, or to take advantage of short-term trading opportunities. The Fund may also invest in pooled investment vehicles. The Subadviser employs an aggressive management strategy that typically results in high portfolio turnover. As part of its principal investment strategy, the Fund may invest all or part of the Fund's assets in short-term and ultrashort-term ETFs.

In managing the Fund's assets, the Subadviser employs a tactical dynamic asset allocation strategy. The Subadviser analyzes the overall investment opportunities of various fixed-income investments and market sectors to determine how to position the Fund's portfolio. In making the decision to invest in a security, long or short, the Subadviser utilizes proprietary and third-party analysis models that evaluate interest rate trends and other macroeconomic data, market momentum, price patterns and other technical data or data related to accounting periods, tax events and other calendar-related events. The Subadviser may use short positions to provide a hedge against rising rates and to take advantage of short-term trading opportunities. When the Subadviser believes U.S. Government interest rates are highly likely to rise or fall, it uses leverage to magnify the effects of the short-term moves. The Subadviser evaluates and ranks the short-term to intermediate-term performance of each potential and current portfolio investment and then invests in those securities that best fit the percentage allocations deemed beneficial by the Subadviser's multiple proprietary algorithms.

The Subadviser typically assigns each investment in which the Fund invests a minimum holding period, though an investment's actual holding period and allocation weighting will depend on its performance ranking. By establishing holding periods, the Subadviser seeks to maintain longer-term core holdings in the Fund. The Subadviser generally evaluates all investments weekly based on its allocation rankings but may reallocate more-or-less often to minimize the impact and costs associated with trading. In addition, the Subadviser uses the Fund as an asset allocation tool for its other clients, which may lead to purchases and redemptions of Fund shares. Responding to purchase and redemption-related fluctuations in the Fund's size will result in portfolio turnover not directly related to the Subadviser's investment analysis.

The Fund may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the "Subsidiary"). The Subsidiary is expected to provide the Fund with indirect exposure to certain instruments such as commodity futures within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "code"). The Subsidiary invests primarily in commodity pools. The Fund's investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Fund.

Subsidiary

The Subsidiary will invest primarily in commodity pools. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. By investing in commodity pools through the Subsidiary, the Fund will obtain exposure to these markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to commodity pools within the limitations of the Code. Subchapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). Income from certain of the commodity pools in which the Fund may invest will not be treated as "qualifying income" for purposes of the 90% income requirement. Therefore, the Fund may also make investments in certain commodity pools through the Subsidiary because income from these would not otherwise be treated as "qualifying income" for purposes of the 90% income requirement.

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Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations on a consolidated basis and follows the same compliance policies and procedures as the Fund.

Principal Investment Risks

An investment in any of the Funds entails risk. The Funds could lose money, or their performance could trail that of other investment alternatives. Neither the Adviser nor Subadviser can guarantee that the Funds will achieve their objectives. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in a Fund. Turbulence in securities and derivative financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in a Fund. It is important that investors closely review and understand these risks before making an investment in the Funds. The table below provides additional information regarding the risks of investing in the Funds. Following the table, each risk is explained.

	Quantified Managed Income Fund	Quantified Alterative Investment Fund	Quantified STF Fund	Quantified Tactical Fixed Income Fund	Quantified Evolution Plus Fund
Subadviser's Investment Strategy Risk	X	X	X	X	X
Active and Frequent Trading Risk	X	X	X	X	X
Aggressive Investment Techniques Risk	X	X	X	X	X
Asset-Backed Securities Risk		X			X

Commodity Risks		X			X
Convertible Bond Risks	X	X	X	X	X
Counterparty Risk	X	X	X		X
Credit Risk	X	X	X	X	X
Cryptocurrency Risk		X			X
Depositary Receipt Risk			X		X
Derivatives Risk	X	X	X	X	X
Equity Securities Risk	X	X	X		X
Financial Sector Risk			X	X	X
Foreign Securities Risk	X	X	X	X	X
Gold Risk		X			X
Holding Cash Risk	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X
Inverse Risk				X
Leverage Risk	X	X	X	X	X
Lower-Quality Debt Securities Risk	X	X	X	X	X
Market Risk	X	X	X	X	X
MLP Risk	X		X	X
Preferred Stock Risk	X		X		X
Prepayment Risk and Mortgage-Backed Securities Risk		X			X
REIT Risk	X		X	X
Risks of Investing in Other Investment Companies (including ETFs and ETNs) and Pooled Investment Vehicles	X	X	X	X	X
Sectors Risk					X
Shorting (Inverse) Risk	X	X	X	X	X
Small- and Mid-Capitalization Companies Risk			X		X
Taxation Risk	X	X	X	X	X
Tracking NASDAQ 100 Index Risk			X
Wholly Owned Subsidiary Risk	X	X	X	X	X

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	Quantified Common Ground Fund	Quantified Pattern Recognition Fund	Quantified Government Income Tactical Fund
Subadviser's Investment Strategy Risk	X	X	X
Active and Frequent Trading Risk	X	X	X
Aggressive Investment Techniques Risk	X	X	X

Asset-Backed Securities Risk

Commodity Risks		X
Convertible Bond Risk
Counterparty Risk	X	X	X
Credit Risk	X
Cryptocurrency Risk

Depositary Receipt Risk
Derivatives Risk	X	X	X

Emerging Market Risk

Equity Securities Risk	X	X
Financial Sector Risk		X
Foreign Securities Risk

Gold Risk
Hedging Risk
Holding Cash Risk	X	X	X
Interest Rate Risk	X	X	X
Inverse Risk
Leverage Risk	X	X	X
Lower-Quality Debt Securities Risk	X	X
Market Risk	X	X	X
Metals Futures Risk		X	X
Non-Diversification Risk	X
Preferred Stock Risk
Prepayment Risk and Mortgage-Back Risk
Risks of Investing in Other Investment Companies (ETFs and mutual funds) and Pool Investment Vehicles	X	X	X
Sectors Risk
Small- and Mid-Capitalization Companies Risk	X
Shorting (Inverse) Risk		X	X
Swaps Risk
Taxation Risk	X	X	X
U.S. Government Securities Risk			X
Wholly Owned Subsidiary Risk	X	X	X

Subadviser's Investment Strategy Risk

While the Subadviser seeks to take advantage of investment opportunities for each Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit a Fund. The Subadviser will aggressively change a Fund's portfolio in response to market conditions that are unpredictable and may expose a Fund to a greater risk than the

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other mutual funds. Determination of leadership status based on historical analysis may not be predictive of future leadership status. There is no assurance that the Subadviser's investment strategy will enable a Fund to achieve its investment objectives. In the case of the Quantified Common Ground Fund, ESG and BRI filters may limit the Fund's investment opportunities when compared to unrestricted funds.

With respect to Quantified STF Fund, the Subadviser's use ETFs, ETNs, and other instruments as substitutes for the underlying stocks of the NASDAQ 100 Index means only a portion of the NASDAQ 100 Index's dividend yield will be realized because the expenses of ETFs, ETNs, and other instruments reduce their yield.

Active and Frequent Trading Risk

Each Fund may engage in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them. The Subadviser's use of any Fund as an asset allocation tool for its other clients will increase a Fund's portfolio turnover. The Sub-Adviser may buy and sell shares of the Fund for its other clients, which will require the Fund to increase and decrease its portfolio holdings, respectively.

Aggressive-Investment Techniques Risk

The Funds use investment techniques that may be considered aggressive, including derivatives, inverse and leveraged instruments. Risks associated derivative instruments such as swap agreements and options on securities, securities indices and futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Asset Backed Securities Risk

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of a Fund's asset-backed securities also may be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Commodity Risk

Investments in companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses. The value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

Convertible Bond Risk

Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed-income security risk and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

Counterparty Risk

The Funds may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include swap agreements. The Funds will use short-term counterparty

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agreements (swaps) to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Funds will not enter into any agreement involving a counterparty unless the Adviser believes that the other party to the transaction is creditworthy. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In addition, the Funds may enter into swap agreements with a limited number of counterparties, and certain of the Funds may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund's exposure to counterparty credit risk. The Funds do not specifically limit its counterparty risk with respect to any single counterparty. Swap agreements also may be considered to be illiquid. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Funds and, as a result, the Funds may not be able to achieve their investment objectives.

Credit Risk

A Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. A Fund could also lose money if the issuer of a debt security in which it has a short position is upgraded or generally improves its standing. Changes in an issuer's financial strength or in an issuer's or debt security's credit rating also may affect a security's value and thus have an impact on Fund performance. The Fund considers all derivatives and non-U.S. Treasury debt instruments as subject to credit risk. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.

Cryptocurrency Risk – Cryptocurrencies may experience very high volatility and related investment vehicles may be affected by such volatility. As a cryptocurrency, for example, Bitcoin operates without central authority and is not backed by any government. Federal, state or foreign governments may restrict the use and exchange of cryptocurrencies, and regulation in the U.S. is still developing. Increased regulation might tend to depress the price of cryptocurrencies. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware. Typically, cryptocurrency transactions are irrevocable and stolen or incorrectly transferred crypto coins may be irretrievable. As a result, any incorrectly executed crypto transactions could adversely affect the value of the Fund's investment in crypto-related vehicles. Historically, crypto-related vehicles have traded at a significant premium or discount to net asset value. Crypto futures-related funds are subject to imperfect correlation between futures and crypto coins, as well as futures liquidity risk. There may not be a liquid market for crypto futures contracts.

Depositary Receipt Risk

To the extent a Fund invests in stocks of foreign corporations, the Fund's investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs. While the use of ADRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. Depositary receipts may be purchased through "sponsored" facilities". A sponsored facility is established jointly by the issuer of the underlying security and a depositary receipt. A Fund's investments in depositary receipts, which include ADRs, are deemed to be investments in foreign securities for purposes of a Fund's investment strategy.

Derivatives Risk Generally

The Funds use investment techniques, including direct or indirect investments in futures contracts, forward contracts, options and swaps, which attempt to track the price movement of underlying securities or indices, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. In addition, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may currently expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. The derivatives that the Funds may invest in include:

•	Futures Contracts Risk. A futures contact is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid.
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Currency Futures Risk: Foreign currency contracts subject the Fund to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate.
Debt Futures Risk: Typically, a rise in interest rates causes a decline in the value of debt futures. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt futures held by the Fund. If the U.S. Federal Reserve's Federal Open Market Committee ("FOMC") raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders.
Equity Futures Risk: Equity futures are subject to general market risks and may not track the equity indices for which they are intended to serve as substitutes. Equity futures are susceptible to volatile increases and decreases in value. Equity futures held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.
Energy Futures Risk: Energy prices may be adversely affected by fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy prices.
Metals Futures Risk: Precious and industrial metals prices may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the production costs of these metals. Precious metal prices may become volatile when they serve as a substitute for currencies. Supplies of certain metals are concentrated in only a few countries such as Australia and South Africa, the governments of which may pass laws or regulations limiting metal investments for strategic or other policy reasons.
Agriculture Commodity Futures Risk: Investing in the commodities markets through futures may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions. Changes in inflation or commodity-specific production costs, or sectors affecting a particular industry may produce unexpected jumps in commodity prices.

•       Hedging Risk. If a Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund's investment return, or create a loss.

•       Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

•       Options on Futures Contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

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•       Swap Agreements. In an interest rate swap, a Fund and another party exchange the right to receive interest payments on a security or other reference rate. The terms of the instrument are generally negotiated by a Fund and its swap counterparty. In a total return swap, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or investment of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on a total return from a different underlying asset or non-asset reference. Swap agreements are subject to counterparty risk, which relates to credit risk of the counterparty and liquidity risk for the swaps themselves.

Equity Securities Risk

Investments in publicly issued equity securities and securities that provide exposure to equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of a Fund's shares to fluctuate.

Financial Sector Risk

Performance of companies in the financial sector may be adversely impacted by the rate of corporate and consumer debt defaults; decreased lending rates and/or increased costs of funding; leverage; increased governmental limitations on loans, other financial commitments, product lines and other operations; and increased competition.

Foreign Securities Risk

Investments in foreign securities and securities that provide exposure to foreign securities involve greater risks than investing in domestic securities. As a result, a Fund's returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

Emerging Market Risk. These risks are more pronounced in emerging market countries, which are generally those with per capita income less than half that of the U.S. Additionally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB inspection, investigation, and enforcement. Therefore, the availability and reliability of information material to an investment decision, particularly financial information, in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies Investments in emerging market countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

Gold Risk

The price of Gold may be volatile, and Gold bullion-related ETFs and derivatives may be highly sensitive to the price of Gold. The price of Gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Physical Gold bullion has sales commission, storage, insurance, and auditing expenses.

Holding Cash Risk

A part of each Fund's strategy is to hold cash positions when the market is not producing returns greater than the short-term cash investments in which a Fund may invest. With respect to the Quantified Managed Income Fund, Quantified Market Leaders Fund, Quantified Alternative Investment Fund, Quantified Tactical Sectors Allocation Fund, Quantified U.S. Government Income Tactical Fund, Quantified Rising Dividend Tactical Fund, Quantified Global Fund, and Quantified Eckhardt Managed Futures Strategy Fund, this usually occurs when broad markets are declining rapidly. The purpose of this strategy is to protect principal in falling markets. There is a risk that the sections of the market in which a Fund invests

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will begin to rise or fall rapidly and that a Fund will not be able to sell stocks quickly enough to avoid losses, or to reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions. Consequently, the Funds may fail to participate in advantageous market returns.

Interest Rate Risk

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security will fall when interest rates rise and will rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened. The impact of an interest rate changes may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of asset classes due to changes in interest rates. For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities.

Leverage Risk

The Funds may use leveraged investments that attempt to amplify the price movement of underlying securities or indices on a daily or other periodic basis, which may be considered aggressive. Such instruments may experience potentially dramatic price changes (losses), imperfect amplification and imperfect correlations between the price of the investment and the underlying security or index which will increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of leveraged instruments may currently expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of leveraged instruments and borrowing may result in larger losses or smaller gains than otherwise would be the case. Borrowing will reduce returns by interest expense and other fees.

Lower-Quality Debt Securities Risk

Certain Funds will invest a significant portion of their assets, either directly in securities rated below investment grade or "junk bonds" or through a fund-of-funds approach. Investments in junk bonds are considered speculative and generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Market Risk

Securities markets can be volatile. In other words, prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The NAV of a Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Funds invest, directly or indirectly, in securities which may be more volatile and carry more risk than some other forms of investment. Market prices of securities in broad equity and U.S. Treasury market segments may be adversely affected by price trends in interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer. Overall securities market risks may affect the value of individual Fund holdings. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, expected default rates, and political events may adversely affect the securities markets.

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Funds and their investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak, and its effects cannot be determined with certainty.

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MLP Risk

Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund. Many MLPs are focused on energy-related business and are subject to energy sector risks, such as decline in the price of petroleum.

MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Non-Diversification Risk

Each of Quantified Common Ground Fund, Quantified Global Fund and Quantified Eckhardt Managed Futures Strategy Fund is non-diversified, which means it invests more than 5% percent of its total assets in the securities of one or more securities. Because a relatively high percentage of the assets of the Fund may be invested in a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund. This fluctuation, if significant, may affect the performance of the Fund.

Preferred Stock Risk

The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.

Prepayment Risk and Mortgage-Backed Securities Risk

Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. As a result, a Fund may have to reinvest its assets in mortgage securities or other debt securities that have lower yields.

REIT Risk

A REIT's performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. When economic growth is slow, demand for property decreases and prices tend to decline. Property values tend to decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A decline in rental income will occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

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Risks of Investing in Other Investment Companies (including ETFs and pooled investment vehicles) and Commodity Pools

Investments in the securities of other investment companies, including ETFs, pooled investment vehicles, and commodity pools, may involve duplication of advisory fees and certain other expenses. By investing in another investment company, pooled investment vehicles, or commodity pool, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment companies, pooled investment vehicles, or commodity pools, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund's own operations. Certain of these investment vehicles may have performance fees that increase their expenses. If the other investment companies, pooled investment vehicles, or commodity pools fail to achieve their investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance. Leveraged ETFs and pools will amplify gains and losses. Most leveraged ETFs "reset" daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. In addition, closed-end investment company and ETF shares may potentially trade at a discount or a premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of other investment companies or ETF shares depends on the demand in the market, the Fund may not be able to liquidate a Fund's holdings in those shares at the most optimal time, adversely affecting the Fund's performance.

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Leveraged ETFs Risk. Leveraged ETFs will amplify gains and losses. Most leveraged ETFs "reset" daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. In addition, closed-end investment company and ETF shares may potentially trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Subadviser may not be able to liquidate the Fund's holdings in those shares at the most optimal time, adversely affecting the Fund's performance.

Sector Risk

Sector focus risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Quantified Tactical Sector Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

  Communication Services Sector Risk: Companies in the communications services sector are subject to the risk that they will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition.
  Consumer Discretionary Sector Risk: The consumer discretionary sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.
  Consumer Staples Sector Risk: The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand.
  Energy Sector Risk: Companies in the energy sector may be adversely affected by fluctuations in energy prices and supply and demand of energy fuels. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves.
  Financial Sector Risk: Companies in the financial sector are often subject to extensive governmental regulation and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge, and the amount of capital they must maintain.
  Health Care Sector Risk: The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Healthcare companies are subject to competitive forces that may result in price discounting.
  Industrial Sector Risk: The value of securities issued by companies in the industrial sector may be adversely affected by supply and demand related to their specific products or services and industrial sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and introduction of new products.
  Information Technology Sector Risk: Information technology companies face intense competition and potentially rapid product obsolescence.
  Materials Sector Risk: Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, environmental policies, import controls, competition and availability of resources and labor relations.
  Real Estate Sector Risk: An underlying real estate fund, operating company or REIT's performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.
  Utilities Sector Risk: Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures.
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Shorting (Inverse) Risk

Short (inverse) positions are designed to profit from a decline in the price of particular securities, investments in securities or indices. The Fund will lose value if and when the instrument's price rises – a result that is the opposite from traditional mutual funds. The Fund may also utilize inverse mutual funds and ETFs. These instruments seek to increase in value when their underlying securities or indices decline. Like leveraged investments, inverse positions may be considered aggressive. Inverse positions may also be leveraged. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in "long" positions.

Small and Mid-Capitalization Companies Risk

Investing in the securities of small-capitalization (less than $2 billion) and mid-capitalization ($2 to $5 billion) companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Both types of companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. These risks are more pronounced in small-cap companies.

Swaps Risk

The terms of the instrument are generally negotiated by the Fund and its swap counterparty. In a total return swap, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or investment of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on a total return from a different underlying asset or non-asset reference. Swap agreements are subject to counterparty risk, which relates to credit risk of the counterparty and liquidity risk for the swaps themselves. The Fund will not enter into any agreement involving a counterparty unless the Adviser believes that the other party to the transaction is creditworthy. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In addition, the Fund may enter into swap agreements with a limited number of counterparties and may invest in structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund's exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Swap agreements also may be considered to be illiquid. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Taxation Risk

By investing in certain instruments indirectly through its Subsidiary, a Fund will obtain exposure to certain markets within the federal tax requirements that apply to the Fund. Each Fund's Subsidiary is classified as a controlled foreign corporation for U.S. tax purposes. Typically, any gains/losses from trading in Section 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long-term capital gains/losses and 40% short term capital gains/losses. However, because a Subsidiary is a controlled foreign corporation any income received from its investments will be passed through to the Fund as ordinary income.

Tracking NASDAQ 100 Index Risk

Quantified STF Fund may use ETFs that are not directly benchmarked to the NASDAQ 100 Index but use a different weighting or rebalancing scheme of the NASDAQ 100 component stocks or are active ETFs in nature. Combined with the short-medium fixed income strategy and the fixed income/equity income strategy, the portfolio daily return of the Fund may not match the index even after the difference of Fund expenses is considered.

U.S. Government Securities Risk –

U.S. Treasury obligations which are backed by the "full faith and credit" of the U.S. government and generally have negligible credit risk. However, securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. A Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Wholly Owned Subsidiary Risk

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Changes in the laws of the United States and/or the Cayman Islands, under which a Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on a Subsidiary. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Each Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. A Fund, by investing in its Subsidiary when viewed together with the Fund, will operate as though it is subject to the protections offered to investors in registered investment companies with respect to Sections 8 and 18 (regarding investment policies, capital structure and leverage), Section 15 (regarding investment advisory contracts) and Section 17 (regarding affiliated transactions and custody). Each Fund wholly owns and controls its Subsidiary, and the Fund and Subsidiary are both managed by the Subadviser as overseen by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. Each Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, the Subadviser in managing each Subsidiary's investment portfolio, is subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, when viewed on a consolidated basis.

Liquidity Program

Each Fund may participate in the ReFlow Fund, LLC ("ReFlow") liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase a Fund's shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of a Fund's shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow's discretion. While ReFlow holds a Fund's shares, it will have the same rights and privileges with respect to those shares as any other shareholder. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund's redemption in kind policies described under "HOW TO REDEEM SHARES" below. For use of the ReFlow service, the relevant Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The minimum fee rate is 0.25% of the value of a Fund's shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. During periods of low market liquidity, fees paid to ReFlow may be higher but cannot be meaningfully estimated. ReFlow's purchases of a Fund's shares through the liquidity program are made on an investment-blind basis without regard to the Fund's objective, policies or anticipated performance. ReFlow purchases will not be subject to any investment minimum applicable to such shares. Investments in a Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitation or fees described in "FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES" below. The Adviser and Subadviser believe that the program assists in stabilizing a Fund's net assets to the benefit of the Fund and its shareholders. To the extent a Fund's net assets do not decline, the Adviser and Subadviser may also benefit.

Temporary Investments

To respond to adverse markets, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. Each Fund may be invested in these instruments for extended periods, depending on the Subadviser's assessment of market conditions. These short-term debt securities and money market instruments may include shares of other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds' advisory and operational fees. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Fund Holdings Disclosure

A description of each Fund's policies regarding the release of Fund holdings information is available in the Funds' Statement of Additional Information ("SAI"). Shareholders may request Fund holdings schedules at no charge by calling toll-free 1-855-64-QUANT (1-855-647-8268).

Fund Proxy Voting Disclosures

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The actual voting records relating to portfolio securities of each Fund during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free, 1-855-64-QUANT (1-855-647-8268). The information is available on the Fund's website at https://www.advisorspreferred.com/quantified-funds or on the SEC's website at www.sec.gov. In addition, a copy of the Trust's proxy voting policies and procedures are also available by calling 1-855-64-QUANT (1-855-647-8268) and will be sent within three business days of receipt of a request.

Tailored Shareholder Report Disclosure

The Funds' annual and semi-annual Tailored Shareholder Reports are available without charge, upon request, by calling toll free, 1-855-64-QUANT (1-855-647-8268). The information is available on the Fund's website at https://www.advisorspreferred.com/quantified-funds or on the SEC's website at www.sec.gov.

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds' business operations, potentially resulting in financial losses; interference with the Funds' ability to calculate NAV; impediments to trading; the inability of the Funds, the Adviser, the Subadviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds' shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Adviser

Advisors Preferred LLC, ("Advisors Preferred") 1445 Research Blvd., Suite 530, Rockville, MD 20850, serves as investment adviser to the Funds. Subject to the authority of the Trust's Board of Trustees, the Adviser is responsible for management of each Fund's investment portfolio directly or through the Subadviser. Advisors Preferred is responsible for assuring each Fund's investments are selected according to the Fund's investment objective, policies and restrictions. The Advisor executes all equity, ETF, mutual fund, derivatives and futures trades for the Funds. The sub-adviser is responsible for cash management, including certificates of deposit, short-term paper and the Mount Vernon Liquid Assets Portfolio, LLC as part of the Securities Lending through the custodian. Advisors Preferred was formed in 2011 and commencing 2012, provides investment advisory services to mutual funds. As of June 30, 2025, Advisors Preferred had approximately $1.5 billion in assets under management.

Pursuant to an advisory agreement between each Fund and Advisors Preferred, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the average daily net assets with respect to the Quantified Managed Income Fund, Quantified Market Leaders Fund, Quantified Alternative Investment Fund; 1.00% of the average daily net assets with respect to the Quantified STF Fund, Quantified Tactical Fixed Income Fund, Quantified Evolution Plus Fund, Quantified Common Ground Fund, Quantified Pattern Recognition, Quantified Tactical Sectors Fund, Quantified U.S. Government Income Fund, Quantified Rising Dividend Tactical Fund, Quantified Global Fund, and Quantified Eckhardt Managed Futures Strategy Fund. For the fiscal year ended June 30, 2025, each Fund, except Quantified Eckhardt Managed Futures Strategy Fund (which had not commenced operations) paid these percentages in Advisory Fee.

Subadviser

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Flexible Plan Investments, Ltd. ("FPI") is located at 3883 Telegraph Road, Suite 100, Bloomfield Hills, Michigan, 48302. FPI was founded in Bloomfield Hills, Michigan in 1981 by its President, Jerry C. Wagner, and provides investment management services to individuals, pension and profit plans and non-profit organizations. It is expected that the assets in the Funds will come from individuals with whom FPI has a contractual relationship pursuant to which FPI provides investment management and other services for a fee. As of June 30, 2024, FPI had approximately $1.45 billion in assets under management.

Pursuant to a sub-advisory agreement between the Adviser and the Subadviser, effective August 1, 2021, FPI is entitled to receive, from the Adviser (not the relevant Fund), with respect to the Quantified Managed Income Fund, Quantified Market Leaders Fund, Quantified Alternative Investment Fund a monthly fee equal to the annual rate of 0.55% of the Fund's daily average net assets up to $300 million, 0.575% for the next $100 million of net assets and 0.60% for the next $200 million, and 0.65% for assets over $600 million sub advised by FPI. With respect to the Quantified STF Fund, Quantified Tactical Fixed Income Fund, Quantified Evolution Plus Fund, Quantified Common Ground Fund, Quantified Pattern Recognition Fund ,Quantified Tactical Sectors Fund, Quantified Government Income Tactical Fund Quantified Rising Dividend Tactical Fund, Quantified Global Fund and Quantified Eckhardt Managed Futures Strategy Fund, the Subadviser is entitled to receive a monthly fee equal to the annual rate of 0.80% of the Fund's daily average net assets up to $300 million, 0.825% for the next $100 million of net assets, 0.850% of the next $200 million and 0.90% for assets over $600 million sub advised by FPI. This fee schedule applies in aggregate to all the Funds registered with the Trust and that are sub-advised by FPI. During the fiscal year ended June 30, 2025 FPI received these percentages in Sub-Advisory Fees except from Quantified Eckhardt Managed Futures Strategy Fund (which had not commenced operations.)

In addition to the sub-advisory fee, FPI may receive Distribution and Shareholder Servicing Fees for distribution-related activities and for providing certain services to clients of FPI and shareholders of the Fund(s). FPI reduces any amount due FPI under contractual relationships with its clients by any amounts received from a Fund after payment of any fees associated with its services to the Fund.

A discussion regarding the basis for the Board of Trustees' approval or renewal of the advisory agreement and sub-advisory agreement with respect to all Funds except Quantified Eckhardt Managed Futures Strategy Fund is available in the Funds' annual shareholder report for the fiscal year ended June 30, 2025. The advisory agreements were approved for Quantified Eckhardt Managed Futures Strategy Fund at the Board of Trustees meetings held on May 23, 2024, for a two year period ending, May 23, 2026.

Subadviser Portfolio Managers

Jerry C. Wagner has served as President, CEO and majority shareholder of FPI since its organization in 1981.

Daniel Poppe serves as Senior Research Analyst of the sub-adviser. Mr. Poppe joined FPI in January 2019 as a Junior Research Analyst and has been a Senior Research Analyst since 2022. Mr. Poppe holds a Bachelor of Science degree in Finance as well as one in Business Economics from Oakland University where he graduated magna cum laude. Mr. Poppe holds the designation of Chartered Financial Analyst (CFA).

The Funds' SAI provides additional information about the portfolio managers' compensation structure, other accounts managed and ownership of shares of the Funds.

HOW SHARES ARE PRICED

Shares of the Funds are sold at NAV. The NAV of a Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds' securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market

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quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the "fair value" procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or subadviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to ensure the process produces reliable results.

The Funds may use independent pricing services to assist in calculating the value of the Funds' securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Funds. Because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Funds' portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, the Funds value foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to the closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds' portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund's NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund's NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes two classes of shares offered by the Funds: Investor Class and Advisor Class. The Funds offer these classes of shares so that you can choose the class that best suits your investment needs and to provide access to the Funds through various intermediaries. Refer to the information below so that you can choose the class that best suits your investment needs. The main difference between each class are ongoing fees. For information on ongoing distribution fees, see the section entitled Distribution Fees in this Prospectus. Each class of shares in a Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and a Fund may change investment minimums at any time. Each Fund reserves the right to waive sales charges, as described below. The Funds, Adviser and Subadviser may each waive investment minimums at their individual discretion. Not all share classes may be available for purchase in all states.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of a Fund to purchase, you should consider your investment goals and your access to the Funds through various intermediaries. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the Fees and Expenses of the Fund section in this Prospectus. You also may wish to consult with your financial adviser for

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advice with regard to which share class would be most appropriate for you.

Investor Class Shares: Investor Class shares of each Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Investor Class shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of an Investor Class shareholder's investment and may cost more than other types of sales charges.

Advisor Class Shares: Advisor Class shares of each Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Advisor Class shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of an Advisor Class shareholder's investment and may cost more than other types of sales charges.

Minimum and Additional Investment Amounts: Except as noted below, the minimum initial and subsequent investment by class of shares for each Fund is:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Investor	$10,000	$10,000	$1,000	$0
Advisor	$10,000	$10,000	$1,000	$0

The Fund, the Adviser and Subadviser may each waive investment minimums at their individual discretion. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

Purchasing Shares: You may purchase shares of the Funds by sending a completed application form to the following address:

Regular Mail Quantified Fund Name c/o Ultimus Fund Solutions, LLC PO Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Quantified Fund Name c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Automatic Investment Plan (AIP): You may participate in the Funds' Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts. AIP allows you to add regularly to the Fund by authorizing us to deduct money directly from your checking account every month. Your bank must be a member of the ACH network. If you choose this options, please complete below and attached a voided check.

Amount $_____($1,0000 minimum)

Frequency (choose one

 Monthly  Twice Month  Quarterly  Annually Twice Annually

Start Date Month: ________ Date*________

Second Date (for twice options: Month: ________ Date*________

*If no day is specified, the draft will be made on the 25th day of the month or the following business day if the 25th falls on a weekend or holiday. If no month is specified, the draft will start in the month received if it is at least 5 days prior to day selected, otherwise it will be the following month.

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Please contact the Funds toll-free at 1-855-64-QUANT (1-855-647-8268) for more information about the Automatic Investment Plan.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds' distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Funds toll-free at 1-855-64-QUANT (1-855-647-8268) for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds' designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase: Current shareholders may purchase additional shares via Automated Clearing House ("ACH"). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions. You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify, or terminate this purchase option at any time. Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Cash equivalents, for example, cash cashier's checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks) counter checks, started checks, traveler's checks, money orders, credit card checks and checks drawn on non-U.S. financial institutions will generally not be accepted. Make all checks payable to the relevant Quantified Fund. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

Note: Ultimus Fund Solutions, LLC, the Funds' transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by a Fund, for any check or electronic payment returned to the transfer agent for insufficient funds.

For shareholder account funds and/or transfers into a Fund, the Fund may accept securities in lieu of cash at the discretion of the Adviser or Subadviser. There may be black-out periods such as near the end of a fiscal quarter or other holding or reporting periods where the Adviser or Subadviser may refuse to accept securities into a Fund from new or existing Shareholders. Any tax issues resulting from the exchange of securities into a Fund in lieu of cash are the responsibility of the shareholder.

When Order is Processed: All shares will be purchased at the NAV per share next determined after the relevant Fund receives your application or request in good order. All requests received in good order by the Fund by the close of regular trading on the NYSE will be processed on that same day. Requests received after the close of regular trading on the NYSE will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

•	the name of the Fund and Class of shares,
•	the dollar amount of shares to be purchased,
•	a completed purchase application or investment stub and
•	check payable to the relevant Fund
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Good Order means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.); and is accompanied by sufficient purchase proceeds. An Account Application that is sent to the Fund's transfer agent does not constitute a purchase order until the transfer agent processes the Account Application and receives correct payment by check or wire transfer.

Transaction Statements Once the transaction is complete, you will receive a verification of shareholder transaction statement. You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund my deny your ability to refute a transaction if it does not hear from you with 60 days after the confirmation statement date.

Retirement Plans: You may purchase shares of the Funds for your individual retirement plans. Please call the Funds toll-free at 1-855-64-QUANT (1-855-647-8268) for the most current listing and appropriate disclosure documentation on how to open an individual retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail Quantified Fund Name c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Quantified Fund Name c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the relevant Fund and instruct it to remove this privilege from your account. If you own an IRA account and wish to redeem by telephone, you will be asked whether or not the Fund should withhold federal income tax.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call toll-free 1-855-64-QUANT (1-855-647-8268). The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. You may redeem shares up to $50,000.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If a Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or recording telephone instructions.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds' transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan (SWP): Shareholders may elect to participate in a SWP to have a specified amount withdrawn from their account on a periodic basis. Each withdrawal must be at least $1,000 (or such other minimum as the Fund may established) and may occur at any frequency selected by the shareholder. To establish an SWP, please contact the Transfer Agent.

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Redeeming Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redemptions in Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than (the lesser of) $250,000 or 1% of the Fund's assets. Each Fund may also use redemption in kind for certain Fund shares held by Reflow. The securities will be chosen by the Fund and valued at the Fund's NAV. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once a Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

The Funds typically expect that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer, except as noted above. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares including ReFlow, and then from the sale of portfolio securities. Under certain circumstances, as described immediately above, redemption proceeds may be paid in kind rather than in cash. All the redemption payment methods will be used in regular and stressed market conditions.

Good Order: Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

  The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
  The request must identify your account number;
  The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
  If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee Requirements: To protect shareholders and the Fund against potential fraud, a signature guarantee, specifically a Medallion Signature Guarantee (MSG), may be required in certain circumstances. A Medallion Signature Guarantee is a stamped certification provided by an eligible guarantor institution to verify the authenticity of a signature and the authority of the individual signing on behalf of the account owner.

The Fund or its transfer agent may require a MSG in the following situations:

1.	The redemption amount exceeds $100,000;
2.	The proceeds are being mailed to an address or transferred to a bank account that has changed or added within the past 30 calendar days;
3.	The proceeds are made payable to someone other than the registered account owner;
4.	The proceeds are directed to a financials institution account not held in the shareholder's name;
5.	The account registration or ownership is being changed;
6.	Redemption instructions are submitted by mail with alternate delivery instructions or special processing;
7.	Any other situation where the Fund or its transfer agent reasonable determines that additional documentation or verification is warranted.

Medallion Signature Guarantees must be obtained from eligible guarantor institutions that are members of a Medallion Signature Guarantee program recognized by the Securities Transfer Association (e.g., STAMP, SEMP, or MSP). These typically include commercial banks, savings associations, credit unions, and broker-dealers.

A notary public cannot guarantee signatures.

Transaction Statements Once the transaction is complete, you will receive a verification of shareholder transaction statement. You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund my deny your ability to refute a transaction if it does not hear from you with 60 days after the confirmation statement date.

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Low Balances: If at any time your account balance in the relevant Fund falls below $5,000 ($1,000 with respect to the Quantified STF Fund), the Fund may notify you that, unless the account is brought up to at least $5,000 ($1,000 with respect to the Quantified STF Fund) within 60 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $5,000 ($1,000 with respect to the Quantified STF Fund) due to a decline in NAV.

Lost Shareholders, Inactive Accounts and Unclaimed Property: Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to return mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, is legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state's unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders ,au only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas Law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Special Situations: There are certain times when you may be unable to sell shares of a Fund, or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Fund cannot determine the value of its assets or sell its holdings. The Fund reserves the right to reject any purchase order or suspend the offering of its shares. Generally, the Fund may reject a purchase if it is disruptive to the efficient management of the Fund. The Fund may also refuse purchase requests from individuals or groups who have not been approved by the Fund's Sub-Adviser.

Financial Intermediaries: Certain transactions through a financial intermediary may not be deemed in good order if such a financial intermediary failed to notify a Fund of such trade or trades before 4:00 p.m. Eastern Time. In particular, financial intermediaries that transact in shares of the Fund through the Fund/SERV® system (a system used by mutual funds to settle purchases and redemptions of mutual fund shares) must, in many cases, notify the Fund of trades before placing them in the Fund/SERV® system. In the event that a financial intermediary transacts in shares of the Fund through the Fund/SERV® system without notifying the Fund of such trades in advance, such transaction may be deemed not to have been received in good order. In practice, this means that confirmation from a financial intermediary is not binding on the Fund. In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption, or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Fund shall have a right to a return of proceeds. Cancellation of a trade is processed at the NAV at which the trade was originally received and is completed as soon as practical, ordinarily the next business day. Please contact your financial intermediary to determine how it processes transactions in shares of the Fund.

Dividends and Distributions Reinvestment Policy: If you elect to receive your dividend and capital gain distributions via check, ACH or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account the current day's NAV. When reinvested, those amounts are subject to market risk like any other investment. Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested in your account as additional shares if any of the following occur:

1.	Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designated your account as "lost");
2.	Dividends and capital gain distribution checks are not cashed within 180 days; or
83

3.	Bank account of record is no longer valid.

For non-retirement and non-educational accounts, redemptions proceeds sent by check which are not cashed with 180 days will be reinvestment into your account at the current day's NAV. When reinvestment, redemption proceeds are subject to market risk like any other investment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing that they consider abusive (i.e., trading for short-term speculation). Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and is not intended for disruptive market timing trading activities. Accordingly, the Trust's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of disruptive market timing. The Funds include the Subadviser's use of the Funds as asset allocation tools for its other clients as a legitimate, non-abusive reason for buying and redeeming Fund shares. The Funds currently use several methods to reduce the risk of disruptive market timing. These methods include:

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to a Fund's "Market Timing Trading Policy;" and
  Reject or limit specific purchase requests; and
  Reject purchase requests from certain investors; and

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of each Fund's shareholders.

Based on the frequency of redemptions in your account, the Adviser, Subadviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Fund's Market Timing Trading Policy and elect to reject or limit the amount, number, frequency, or method for requesting future purchases into the Fund. The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in disruptive market timing trading activities. Neither the Funds nor the Adviser nor Subadviser will be liable for any losses resulting from rejected purchase orders. The Adviser or Subadviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with a Fund.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that a Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of a Fund. While each Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, each Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply a Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be disruptive market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with a Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If a Fund or its transfer agent or shareholder servicing agent suspects there is disruptive market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser or Subadviser, the service providers may take immediate action to stop any further short-term trading by such participants. The Reflow liquidity program is not subject to the market timing limits described above.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor, or your investment is in a qualified retirement account). When you redeem your shares, you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in a Fund.)

Each Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually. Both distributions will be reinvested in shares of the relevant Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions of Fund shares may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund's standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires a Fund to withhold a percentage of any dividend, redemption or exchange proceeds. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning a Fund's shares.

DISTRIBUTION OF SHARES

Distributor:

Ceros Financial Services, Inc. ("Ceros"), 1445 Research Blvd., Suite 530, Rockville, MD 20850, is the distributor for the shares of the Funds. Ceros is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Ceros and the Adviser are affiliates due to common ownership. Shares of the Funds are offered on a continuous basis.

Distribution Fees:

Each Fund has adopted Distribution Plans pursuant to Rule 12b-1 (each a "Plan") under the 1940 Act with respect to the sale and distribution of Investor Class and Advisor shares of the Fund. Pursuant to the Plans, a Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund's average daily net assets attributable to the Investor Class shares and 1.00% of the Fund's average daily net assets attributable to the Advisor Class shares. A portion of the fee payable pursuant to the Plans, equal to up to 0.25% of the average daily net assets, may be characterized as a service fee as such term is defined under Rule 2341 of the FINRA Conduct Rules. A service fee includes

85

payment made for personal service and/or the maintenance of shareholder accounts. Because 12b-1 fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. You should be aware that if you hold your Advisor Class shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries:

The Funds' distributor, its affiliates, and the Funds' Adviser and Subadviser and their affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of a Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding:

To reduce expenses, the Funds mail only one copy of the Prospectus and each class specific Tailored Shareholder Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, or the annual and semi-annual financials , please call the Funds toll-free at 1-855-64-QUANT (1-855-647-8268) on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

86

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Funds for the period of the Funds' operations. Certain information reflects financial results for a single Investor Class share and a single Adviser Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each of the Investor Class shares of the Funds and the Advisor Class shares (assuming reinvestment if all dividends and distributions). This information for the Funds has been derived from the financial statements audited by the Funds' Independent Registered Public Accounting Firm, Cohen & Company, Ltd., whose report, along with the Funds' financial statements, is included in the Funds' June 30, 2025 annual report, which is available upon request and is incorporated by reference in the SAI. The annual and semi-annual Tailored Shareholder Reports for the Funds are also available on the Funds' website at https://www.advisorspreferred.com/quantified-funds or on the SEC's website at www.sec.gov.

Quantified Managed Income Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class
	Year Ended June 30,
	2025	2024	2023	2022	2021

Net asset value, beginning of year	$ 8.07	$ 8.30	$ 8.65	$ 8.79	$ 9.04
Activity from investment operations:
Net Investment Income (1)	0.24	0.29	0.23	0.08	0.06
Net Realized and unrealized gain (loss) on investments and futures	0.24	(0.15)	(0.54)	(0.16)	(0.23)
Total from Investment operations	0.48	0.14	(0.31)	(0.08)	(0.17)
Distributions to Shareholders:
Net Investment Income	(0.31)	(0.37)	(0.04)	(0.06)	(0.08)
Total distributions	(0.31)	(0.37)	(0.04)	(0.06)	(0.08)
Net Asset value, end of year	$ 8.24	$ 8.07	$ 8.30	$ 8.65	$ 8.79

Total Return (2)	6.16%	1.62%	(3.53)%	(0.90)%	(1.92)%
Net assets, end of year (in 000s)	$ 103,696	$ 102,968	$ 133,422	$ 208,199	$ 124,443

Ratios/Supplemental Data:
Ratio of expenses to average net assets (3)	1.34%	1.35%	1.33%	1.31%	1.41%
Ratio of net investment income (loss) to average net assets (3) (4)	2.98%	3.55%	2.68%	0.88%	0.70%
Portfolio turnover rate	826%	718%	802%	820%	619%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total return shown assumes the reinvestment of all distributions.
(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

87

FINANCIAL HIGHLIGHTS (continued)

Quantified Managed Income Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Advisor Class
	Year Ended June 30,
	2025	2024	2023	2022	2021

Net asset value, beginning of year	$ 8.22	$ 8.35	$ 8.70	$ 8.83	$ 9.07
Activity from investment operations:
Net Investment Income (loss) (1)	0.14	0.24	0.19	0.04	(0.02)
Net Realized and unrealized gain (loss) on investments and futures	0.29	(0.16)	(0.54)	(0.17)	(0.22)
Total from Investment operations	0.43	0.08	(0.35)	(0.13)	(0.24)
Distributions to Shareholders:
Net Investment Income	(0.26)	(0.21)	-	-	-
Total distributions	(0.26)	(0.21)	-	-	-
Net Asset value, end of year	$ 8.39	$ 8.22	$ 8.35	$ 8.70	$ 8.83

Total Return (2)	5.40%	0.99%	(4.02)%	(1.47)%	(2.65)%
Net assets, end of year (in 000s)r	$ 5,441	$ 9	$ 23	$ 17	$ 27

Ratios/Supplemental Data:
Ratio of expenses to average net assets (3)	1.98%	1.94%	1.93%	1.91%	2.02%
Ratio of net investment income (loss) to average net assets (4)	1.74%	2.92%	2.21%	0.44%	(0.25)%
Portfolio turnover rate	826%	718%	802%	820%	619%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total return shown assumes the reinvestment of all distributions.
(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

88

FINANCIAL HIGHLIGHTS (continued)

Quantified Alternative Investment Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class
	Year Ended June 30,
	2025	2024		2023	2022	2021

Net asset value, beginning of year	$ 9.49	$ 9.17		$ 9.49	$ 10.92	$ 8.62
Activity from investment operations
Net investment income (loss) (1)	0.23	0.11		0.22	0.18	(0.04)
Net Realized and unrealized gain (loss) on investments and futures and distributions from underlying investment companies	(0.09)	0.53	(5)	(0.39)	(0.34)	2.34
Total from Investment operations	0.14	0.64		(0.17)	(0.16)	2.30
Distributions to Shareholders:
Net Investment Income	(0.15)	(0.32)		(0.15)	(0.16)	-
Net realized gains	-	-		-	(1.11)	-
Total distributions	(0.15)	(0.32)		(0.15)	(1.27)	-
Net Asset value, end of year	$ 9.48	$ 9.49		$ 9.17	$ 9.49	$ 10.92

Total Return (2)	1.48%	7.17%		(1.71)%	(1.99)%	26.68%
Net assets, end of year (in 000s)	$ 5,076	$ 26,773		$ 6,546	$ 10,458	$ 8,627

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (3)	1.42%	1.50%		1.57%	1.33%	1.56%
Ratio of net expenses to average net assets (3)	1.38%	1.43%		1.49%	1.33%	1.56%
Ratio of net investment income (loss) to average net assets (3) (4)	2.43%	1.13%		2.39%	1.77%	(0.43)%
Portfolio turnover rate	659%	571%		971%	1321%	1031%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns shown assumes the reinvestment of all distributions.
(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Net realized and unrealized gain on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Statements of Operations due to the timing of share transactions in relation to fluctuating market values for the year

89

FINANCIAL HIGHLIGHTS (continued)

Quantified Alternative Investment Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Advisor Class
	Year Ended June 30,
	2025	2024		2023	2022	2021

Net asset value, beginning of year	$ 9.37	$ 9.03		$ 9.32	$ 10.72	$ 8.51
Activity from investment operations:
Net investment income (loss) (1)	0.16	0.15		0.15	0.16	(0.05)
Net Realized and unrealized gain (loss) on investments and futures and distributions from underlying investment companies	(0.09)	0.42	(5)	(0.36)	(0.37)	2.26
Total from investment operations	0.07	0.57		(0.21)	(0.21)	2.21
Distributions to Shareholders:
Net Investment Income	(0.08)	(0.23)		(0.08)	(0.08)	-
Net realized gains	-	-		-	(1.11)	-
Total distributions	(0.08)	(0.23)		(0.08)	(1.19)	-
Net Asset value, end of year	$ 9.36	$ 9.37		$ 9.03	$ 9.32	$ 10.72

Total Return (2)	0.77%	6.54%		(2.24)%	(2.45)%	25.97%
Net assets, end of year (in 000s)	$ 35	$ 66		$ 71	$ 70	$ 82

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (3)	2.07%	2.16%		2.19%	1.94%	2.24%
Ratio of net expenses to average net assets (3)	2.02%	2.10%		2.11%	1.94%	2.24%
Ratio of net investment income (loss) to average net assets (3) (4)	1.78%	1.66%		1.68%	1.58%	(0.49)%
Portfolio turnover rate	659%	571%		971%	1321%	1031%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns shown assumes the reinvestment of all distributions.
(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Net realized and unrealized gain on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Statements of Operations due to the timing of share transactions in relation to fluctuating market values for the year.

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FINANCIAL HIGHLIGHTS (continued)

Quantified STF Fund

The table sets forth financial data for one share of beneficial interest throughout each year.

	Investor Class
	Year Ended June 30,
	2025	2024	2023	2022	2021

Net asset value, beginning of year	$ 18.29	$ 13.23	$ 11.52	$ 17.12	$ 13.64
Activity from investment operations:
Net investment income (loss) (1)	0.37	0.33	0.08	(0.19)	(0.19)
Net Realized and unrealized gain (loss) on investments and futures	(2.36)	4.88	1.63	(1.74)	6.95
Total from investment operations	(1.99)	5.21	1.71	(1.93)	6.76
Distributions to Shareholders:
Net Investment Income	(0.23)	(0.15)	-	-	0.00	(2)
Net realized gains	(0.69)	-	-	(3.67)	(3.28)
Total distributions	(0.92)	(0.15)	-	(3.67)	(3.28)

Net Asset value, end of year	$ 15.38	$ 18.29	$ 13.23	$ 11.52	$ 17.12

Total Return (2)	(11.74)%	39.67%	14.84%	(18.23)	% (6)	51.86%
Net assets, end of year (in 000s)	$ 171,457	$ 249,510	$ 210,778	$ 140,559	$ 177,970
Ratios/Supplemental Data:
Ratio of expenses to average net assets (4)	1.59%	1.60%	1.58%	1.55%	1.66%
Ratio of net investment income (loss) to average net assets (4) (5)	2.19%	2.30%	0.74%	(1.18)%	(1.16)%
Portfolio turnover rate	153%	38%	102%	168%	238%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Represents less than $0.01 per share.
(3)	Total returns shown assumes the reinvestment of all distributions.
(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(5)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

91

FINANCIAL HIGHLIGHTS (continued)

Quantified STF Fund

The table sets forth financial data for one share of beneficial interest throughout each year.

	Advisor Class
	Year Ended June 30,
	2025	2024	2023		2022	2021

Net asset value, beginning of year	$ 17.32	$ 12.53	$ 10.98		$ 16.55	$ 13.34
Activity from investment operations:
Net investment income (loss) (1)	0.15	0.24	0.01		(0.28)	(0.28)
Net realized and unrealized gain (loss) on investments and futures	(2.14)	4.61	1.54		(1.62)	6.77
Total from investment operations	(1.99)	4.85	1.55		(1.90)	6.49
Distributions to Shareholders:
Net investment income	(0.12)	0.06)	-		-	-
Net realized gains	(0.69)	-	-		(3.67)	(3.28)
Total Distributions	(0.81)	(0.06)	-		(3.67)	(3.28)

Net asset value, end of year	$ 14.52	$ 17.32	$ 12.53		$ 10.98	$ 16.55

Total return (2)	(12.27)%	38.84%	14.12%	(5)	(18.72)%	50.87%
Net assets, end of year (in 000s)	$ 19,681	$ 443	$ 229		$ 302	$ 566

Ratios/Supplemental Data
Ratio of expenses to average net assets (3)	2.21%	2.20%	2.18%		2.15%	2.27%
Ratio of net investment income (loss) to average net assets (3) (4)	1.11%	1.73%	0.10%		(1.79)%	(1.74)%
Portfolio turnover rate	153%	38%	102%		168%	238%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns shown assumes the reinvestment of all distributions.
(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

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FINANCIAL HIGHLIGHTS (continued)

Quantified Tactical Fixed Income Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class
	Year Ended June 30,
	2025	2024	2023	2022	2021

Net asset value, beginning of year	$ 7.48	$ 7.91	$ 9.13	$ 9.99	$ 10.95
Activity from investment operations:
Net investment income (loss) (1)	0.21	0.12	0.06	(0.12)	(0.14)
Net Realized and unrealized gain (loss) on investments and futures and swaps	(0.58)	(0.54)	(1.28)	(0.74)	(0.59)
Total from investment operations	(0.37)	(0.42)	(1.22)	(0.86)	(0.73)
Distributions to Shareholders:
Net Investment Income	(0.26)	(0.01)	-	-	-
Net realized gains	-	-	-	-	(0.23)
Return of capital	-	-	-	-	(0.00)	(5)
Total Distributions	(0.26)	(0.01)	-	-	(0.23)

Net Asset value, end of year	$ 6.85	$ 7.48	$ 7.91	$ 9.13	$ 9.99

Total Return (2)	(5.06)%	(5.36)%	(13.36)%	(8.61)%	(6.83)%
Net assets, end of year (in 000s)	$ 9,870	$ 52,344	$ 113,315	$152,863	$ 172,596

Ratios/Supplemental Data:
Ratio of expenses to average net assets (3)	1.64%	1.61%	1.58%	1.56%	1.66%
Ratio of net investment income (loss) to average net assets (3) (4)	2.87%	1.63%	0.72%	(1.20)%	(1.31)%
Portfolio turnover rate	91%	14%	85%	121%	121%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns shown assumes the reinvestment of all distributions.
(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Represents less than $0.01 per share.

93

CONSOLIDATED FINANCIAL HIGHLIGHTS

Quantified Evolution Plus Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class

	Year Ended June 30,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$ 6.35	$ 7.45	$ 7.97	$ 9.87	$ 8.90
Activity from investment operations:
Net investment income (loss) (1)	0.16	0.21	0.12	(0.12)	(0.13)
Net Realized and unrealized gain (loss) on investments and futures and swaps	(0.08)	0.12	(0.63)	(0.50)	1.32
Total from investment operations	0.08	0.33	(0.51)	(0.62)	1.19
Distributions to Shareholders:
Net Investment Income	(0.63)	(1.43)	(0.01)	-	(0.22)
Net realized gains	-	-	-	(1.28)	-
Total Distributions	(0.63)	(1.43)	(0.01)	(1.28)	(0.22)

Net Asset value, end of year	$ 5.80	$ 6.35	$ 7.45	$ 7.97	$ 9.87

Total Return (2)	0.47%	6.18%	(6.46)%	(8.32)%	13.50%
Net assets, end of year (in 000s)	$ 12,548	$ 22,963	$ 49,294	$ 141,943	$ 58,744

Ratios/Supplemental Data:
Ratio of expenses to average net assets (3)	1.67%	1.65%	1.59%	1.56%	1.66%
Ratio of net investment income (loss) to average net assets (3)(4)	2.46%	3.04%	1.56%	(1.26)%	(1.37)%
Portfolio turnover rate	1708%	329%	635%	514%	594%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns shown assumes the reinvestment of all distributions.
(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

94

FINANCIAL HIGHLIGHTS (continued)

Quantified Common Ground Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class

	Year Ended June 30,
	2025	2024	2023		2022		2021
Net asset value, beginning of year	$ 15.45	$ 13.10	$ 12.92		$ 12.81		$ 9.37
Activity from investment operations:
Net investment income (loss) (1)	0.12	0.04	0.05		0.04		(0.10)
Net Realized and unrealized gain (loss) on investments	(0.37)	2.34	0.13	(6)	0.84		3.73
Total from investment operations	(0.25)	2.38	0.18		0.88		3.63
Distributions to Shareholders:
Net Investment Income	(0.13)	(0.03)	-		-		-
Net realized gains	(0.53)	-	-		(0.77)		(0.19)
Total Distributions	(0.66)	(0.03)	-		(0.77)		(0.19)

Net Asset value, end of year	$ 14.54	$ 15.45	$ 13.10		$ 12.92		$ 12.81

Total Return (2)	(1.79)%	18.19%	1.39%		6.35%	(3)	38.99%
Net assets, end of year (in 000s)	$ 117,250	$ 179,720	$ 100,992		$ 43,520		$ 51,981

Ratios/Supplemental Data:
Ratio of net expenses to average net assets (4)	1.59%	1.71%	1.77%		1.68%		1.78%
Ratio of net investment income (loss) to average net assets (4)(5)	0.79%	0.25%	0.39%		0.31%		(0.86)%
Portfolio turnover rate	711%	860%	1063%		1382%		1001%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns shown assumes the reinvestment of all distributions.
(3)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(5)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Net realized and unrealized gain on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Statements of Operations due to the timing of share transactions in relation to fluctuating market values for the year.

95

FINANCIAL HIGHLIGHTS (continued)

Quantified Common Ground Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout the period.

	Advisor Class
	Period Ended
	June 30,
	2025 (1)
Net asset value, beginning of period	$ 15.47
Activity from investment operations:
Net investment income (loss) (2)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.94)
Total from investment operations	(0.96)
Net asset value, end of period	$ 14.51

Total return (3)	(6.21)%	(6)
Net assets, end of period (in 000s)	$ 879

Ratios/Supplemental Data:
Ratio of expenses to average net assets (4)	2.22%	(7)
Ratio of net investment income (loss) to average net assets (4,5)	(0.29)%	(7)
Portfolio turnover rate	711%	(6)

(1)	The Advisor Class commenced operations on January 31, 2025.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown assumes the reinvestment of all distributions.
(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(5)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Not Annualized.
(7)	Annualized.

96

FINANCIAL HIGHLIGHTS (continued)

Quantified Pattern Recognition Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year

	Investor Class

	Year Ended June 30,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$ 11.18	$ 11.24	$ 8.32	$ 13.42	$ 10.49
Activity from investment operations:
Net investment income (loss) (1)	0.32	0.37	0.21	(0.13)	(0.13)
Net Realized and unrealized gain (loss) on investments and futures	1.08	(0.03)	2.72	(1.94)	3.08
Total from investment operations	1.40	0.34	2.93	(2.07)	2.95
Distributions to Shareholders:
Net Investment Income	(0.30)	(0.40)	(0.01)	-	-
Net realized gains	-	-	-	(3.03)	(0.02)
Total Distributions	(0.30)	(0.40)	(0.01)	(3.03)	(0.02)

Net Asset value, end of year	$ 12.28	$ 11.18	$ 11.24	$ 8.32	$ 13.42

Total Return (2)	12.55%	3.45%	35.28%	(21.49)%	28.21%
Net assets, end of year (in 000s)	$ 47,239	$ 31,057	$ 61,401	$ 18,290	$ 70,953

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (3)	1.63%	1.64%	1.62%	1.55%	1.67%
Ratio of net expenses to average net assets (3)	1.61%	1.61%	1.59%	1.55%	1.67%
Ratio of net investment income (loss) to average net assets (3) (4)	2.69%	3.33%	2.17%	(1.17)%	(1.12)%
Portfolio turnover rate	889%	135%	314%	495%	226%

Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
Total returns shown assumes the reinvestment of all distributions.
The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

97

FINANCIAL HIGHLIGHTS (continued)

Quantified Government Income Tactical Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year or period.

	Investor Class
					Period Ended
	Year Ended June 30,				June 30,
	2025	2024	2023	2022	2021 (1)
Net asset value, beginning of year or period	$ 6.95	$ 8.08	$ 9.46	$ 10.09	$ 10.00
Activity from investment operations:
Net investment income (loss) (2)	0.19	0.25	0.13	(0.12)	(0.03)
Net realized and unrealized gain (loss) on investments and futures	0.11	(0.98)	(1.51)	(0.37)	0.12
Total from investment operations	0.30	(0.73)	(1.38)	(0.49)	0.09
Distributions to Shareholders:
Net investment income	(0.27)	(0.40)	-	-	-
Net realized gains	-	-	-	(0.14)	-
Total distributions	(0.27)	(0.40)	-	(0.14)	-

Net asset value, end of year or period	$ 6.98	$ 6.95	$ 8.08	$ 9.46	$ 10.09

Total return (3)	4.46%	(9.02)%	(14.59)%	(5.05)%	0.90%	(6)
Net assets, end of year or period (in 000s)	$ 42,119	$ 27,681	$ 43,195	$ 66,188	$ 6,947

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (4)	1.64%	1.65%	1.61%	1.56%	1.63%	(7)
Ratio of net expenses to average net assets (4)	1.61%	1.62%	1.59%	1.56%	1.63%	(7)
Ratio of net investment income (loss) to average net assets (4,5)	2.80%	3.36%	1.49%	(1.15)%	(1.28)%	(7)
Portfolio turnover rate	415%	86%	593%	766%	98%	(6)

(1)	The Fund commenced operations on April 15, 2021.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Total returns shown assumes the reinvestment of all distributions.
(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(5)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Not Annualized.
(7)	Annualized.

98

Privacy Notice

Rev. MAY 2014
FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: § Social Security number § Purchase History § Assets § Account Balances § Retirement Assets § Account Transactions § Transaction History § Wire Transfer Instructions § Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

99

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

▪  Open an account

▪  Provide account information

▪  Give us your contact information

▪  Make deposits or withdrawals from your account

▪  Make a wire transfer

▪  Tell us where to send the money

▪  Tells us who receives the money

▪  Show your government-issued ID

▪  Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪  Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪  Affiliates from using your information to market to you

▪  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Advisors Preferred Trust doesn't jointly market.
100

QUANTIFIED FUNDS

Adviser	Advisors Preferred LLC 1445 Research Blvd., Suite 530 Rockville, MD 20850	Distributor	Ceros Financial Services, Inc. 1445 Research Blvd., Suite 530 Rockville, MD 20850
Subadviser	Flexible Plan Investments, Ltd. 3883 Telegraph Road, Suite 100 Bloomfield Hills, MI 48302	Legal Counsel	Thompson Hine LLP 41 South High Street, 17th Floor Columbus, OH 43215
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Transfer Agent	Ultimus Fund Solutions, LLC 4221 North 203rd St., Suite 100 Elkhorn, NE 68022
Custodian	U.S. Bank N.A. 425 Walnut Street Cincinnati, OH 45202

Additional information about the Funds is included in the Funds' SAI dated [_____] , 2026. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds' policies and management. Additional information about each Fund's investments is available in the Funds' Tailored Shareholder Reports, Annual and Semi-Annual Reports to Shareholders (i.e. financial statements). In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call toll-free 1-855-64-QUANT (1-855-647-8268) or visit www.advisorspreferred.com. You may also write to:

Regular Mail Quantified Funds c/o Ultimus Fund Solutions, LLC PO Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Quantified Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22756

101

QUANTIFIED FUNDS

Quantified Managed Income Fund Investor Class Shares QBDSX Advisor Class Shares QBDAX	Quantified STF Fund Investor Class Share QSTFX Advisor Class Shares QSTAX
Quantified Alternative Investment Fund Investor Class Shares QALTX Advisor Class Shares QALAX	Quantified Evolution Plus Fund Investor Class Shares QEVOX Advisor Class Shares- QEVAX
Quantified Tactical Fixed Income Fund Investor Class Shares QFITX Advisor Class Shares QTSAX	Quantified Pattern Recognition Fund Investor Class Shares QSPMX Advisor Class Shares QSPAX
Quantified Common Ground Fund Investor Class Shares QCGDX Advisor Class Shares QCGAX	Quantified Government Income Tactical Fund Investor Class Shares QGITX Advisor Class Shares QGATX

EACH A SERIES OF ADVISORS PREFERRED TRUST

STATEMENT OF ADDITIONAL INFORMATION

[___] [_],, 2026

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the combined Prospectus for Quantified Managed Income Fund, Quantified Alternative Investment Fund, Quantified STF Fund, Quantified Tactical Fixed Income Fund, Quantified Evolution Plus Fund, Quantified Common Ground Fund, Quantified Pattern Recognition Fund, Quantified Government Income Tactical Fund, (each a "Fund" and collectively the "Funds") dated [___] [_], 2026. The Funds' Prospectus dated [___] [_], 2026 is incorporated herein by reference into this SAI (i.e., legally made a part of this SAI). Copies may be obtained without charge by contacting the Fund's Transfer Agent, Ultimus Fund Solutions, LLC, 4221 North 203rd St., Suite 100, Elkhorn, Nebraska 68022 or by calling toll-free 1-855-64-QUANT (1-855-647-8268). You may also obtain a prospectus by visiting the website at www.advisorspreferred.com.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND FUNDS	1
ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISKS	1
MANAGEMENT OF THE FUNDS	26
ORGANIZATION AND MANAGEMENT OF WHOLLY OWNED SUBSIDIARY	29
CODE OF ETHICS	30
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	30
INVESTMENT ADVISORY AND OTHER SERVICES	32
Investment Adviser	32
Subadviser	33
Ownership of Securities	34
Shareholder Servicing Agreement	37
Custodian	37
SECURITIES LENDING TRANSACTIONS	38
Fund Services	39
Independent Registered Public Accounting Firm	40
Legal Counsel	41
BROKERAGE ALLOCATION AND OTHER PRACTICES	41
DISCLOSURE OF PORTFOLIO HOLDINGS	42
ANTI-MONEY LAUNDERING PROGRAM	43
PURCHASE, REDEMPTION AND PRICING OF SHARES	44
FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES	47
REDEMPTION IN-KIND	48
TAX STATUS	49
PROXY VOTING POLICIES AND PROCEDURES	53
FINANCIAL STATEMENTS	54
APPENDIX A	1

DESCRIPTION OF THE TRUST AND FUNDS

Each of the Funds is a diversified series of Advisors Preferred Trust (the "Trust"), except Quantified Common Ground Fund which id a non-diversified series of the Trust. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated August 15, 2012 (the "Trust Agreement"). The Trust currently consists of 21 Funds, 8 Quantified Funds are included in this SAI. The Trust Agreement permits the Board of Trustees (the “Board” or the “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to the Funds is Advisors Preferred LLC (the "Adviser"). The investment Subadviser to the Funds is Flexible Plan Investments, Ltd. (the "Subadviser" or “FPI”).

The Funds do not issue share certificates. All shares are held in non-certificated form registered on the books of the Funds and the transfer agent for the account of the shareholder. The Funds may issue an unlimited number of shares of beneficial interest, in one or more share classes. The Funds offer Investor Class and Advisor Class shares. Generally, all shares of each Fund have equal rights and privileges, except for class-specific features, rights, and expenses. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund is entitled to participate equally with other shares, on a class-specific basis, (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of each Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees and in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of a Fund have equal voting rights and liquidation rights. The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of a Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Funds, see "How to Purchase Shares" and "How to Redeem Shares" in the Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "How to Purchase Shares" and "How Shares are Priced" in the Prospectus and "Pricing of Shares" in this SAI.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISKS

The investment descriptions below apply to the Funds but are referred to in the Fund singular for convenience.

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Funds’ Prospectus. This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques the Fund may use, as described in the risk/return summary in the Prospectus. Additional non-principal strategies and risks also are discussed here. Security specific disclosures below also apply to mutual funds, closed-end funds, ETFs, ETNs, and pooled investment vehicles through which the Fund may obtain investment exposure.

Asset-Backed Securities and Collateralized Debt Obligations

The Fund may invest in asset-backed securities and collateralized debt obligations ("CDOs"). Asset-backed securities and CDOs are created by the grouping of certain governmental, government related and private loans,

1

receivables, and other non-mortgage lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches are entitled to receive regular installments of principal and interest, other tranches are entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches are only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in asset-backed securities and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated by S&P Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), with the senior tranches receiving ratings of A to AAA and the mezzanine tranches receiving ratings of B to BBB by S&P. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranch is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Bitcoin-Related Instruments

Investments in Grayscale® Bitcoin Trust, may trade at a premium or discount to the net asset value of the Grayscale® Bitcoin Trust. Any incorrectly executed Bitcoin transactions could adversely affect the value of a Fund’s investments in Grayscale® Bitcoin Trust. ProShares Bitcoin ETF is a Bitcoin futures-related fund and is subject to imperfect correlation between Bitcoin futures and Bitcoins, as well as futures liquidity risk. There may not be a market for Bitcoin futures contracts, which will impact the price of the ProShares Bitcoin ETF.

Certificates of Deposit and Bankers' Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

The Fund may invest in closed-end investment companies. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end

2

funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser or Subadviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes, and commercial paper). The Fund considers corporate debt securities to be of investment grade quality if they are rated, at the time purchased, in the top four categories by a rating agency such as BBB- or higher by S&P; or Baa3 or higher by Moody’s, or, if unrated, determined by the Subadviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to

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lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser or Subadviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to the Fund. The Fund's investments in debt instruments may be in the form of a zero-coupon bond or other original issue discount ("OID") instruments. The following risks are created by investing in OID instruments.

a)	The higher interest rates of OID instruments reflect the payment deferral and credit risk associated with them. Investors in the Fund share the risks and rewards of OID and market discount. These risks, however, are not shared by the Adviser and Subadviser, who in the case of payment-in-kind ("PIK") loans, collect higher asset-based fees with no deferral of cash payments and no repayment obligation to the Fund if any of these loans are uncollectible.

b)	OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

c)	OID instruments generally represent a significantly higher credit risk than coupon loans.

d)	OID income received by the Fund may create uncertainty about the source of the Fund's cash distributions. For accounting purposes, any cash distributions to shareholders representing OID or market discount income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. Thus, although a distribution of OID or market discount interest comes from the cash invested by shareholders, Section 19(a) of the Investment Company Act of 1940, as amended, (the “1940 Act”) does not require that shareholders be given notice of this fact by reporting it as a return of capital.

e)	In the case of PIK debt, the deferral of PIK interest has the simultaneous effects of increasing the assets under management and increasing the management fee at a compounding rate. In addition, the deferral of PIK interest also reduces the loan-to-value ratio at a compounding rate.

Depositary Receipts

Sponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize the administration of the ADR. Many of the risks described below regarding foreign securities apply to investments in ADRs. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, the risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

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Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, preferred stock, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond the control of the Adviser or Subadviser. As a result, the return and net asset value of the Fund will fluctuate. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange-Traded Funds

The Fund may invest in a range of exchange-traded funds ("ETFs"). ETFs may include, but are not limited to, Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDSSM Nasdaq-100 Index Tracking Stock ("QQQs"), iSharesHOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50 and Fortune 50. Additionally, the Fund may invest in new exchange traded shares as they become available.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price IndexTM ("S&P 500 Index"). SPDRs trade on the NYSE Arca under the symbol SPY. The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. A MidCap SPDR is similar to an SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the NYSE Arca under the symbol MDY. DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index. The DIAMONDS Trust's shares trade on the NYSE Arca under the symbol DIA. QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq 100 Index by holding shares of all the companies on the Index. Shares trade on the NYSE Arca under the symbol QQQ. The iShares are managed by Barclays Global Investors, N.A. ("Barclays"). They track 80 different indexes, including sector/industry indexes (such as the S&P Financial Sector Index), bond indexes (such as the Barclay's Capital U.S. Aggregate Index and the Barclay's Capital 1-3 Year Treasury Bond Index) and international indexes (such as the S&P Europe 500 Index). Each iShares international ETF represents a broad portfolio of publicly traded stocks in a selected country. Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International ("MSCI") Index. Barclays, the sole U.S. provider of fixed income ETFs, offers six iShares fixed income ETFs that track a particular Barclay's Capital bond index. ETFs (both stock and fixed income) are subject to all of the common stock risks, and international iShares are subject to all of the foreign securities risks described above. Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investments in investment companies, see "Investments in Other Investment Companies" below.

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When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A fund may redeem creation units for the underlying securities (and any applicable cash) and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if a fund's manager believes it is in the fund's interest to do so. A fund's ability to redeem creation units may be limited by 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by a fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

Foreign Securities

Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks, or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund and Underlying Funds (as defined below) may invest in futures contracts only to the extent it could invest in the underlying instrument directly.

Generally, the Fund uses futures as a substitute for an underlying or reference asset or index. The Fund may at times engage in futures transactions for hedging purposes. This means that the purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security or reference asset or index. For example, if the Fund anticipates an

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increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns Treasury bonds and the portfolio managers expect interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity Risk. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held as collateral to cover its futures positions also could be impaired.

Risk of Loss. Although the Fund may believe that the use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser's or Subadviser's investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, the purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example,

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by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit the “initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded; and
•	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds a margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust's custodian.

Liquidity Impact of Margin Segregation Requirements

Although the Fund will maintain cash and liquid assets in an amount sufficient to meet its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Futures Contracts

Transactions involving futures contracts expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either: (1) an offsetting (“covered”) position in other futures contracts; or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply and set aside cash or liquid assets in an account with an approved custodian, in the prescribed amount as determined daily. The Fund may enter into agreements with broker-dealers, which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Fund will treat the futures contract as being cash-settled.

Forward Contracts

The Fund may use forward contracts to achieve substantially similar strategies as those executed using futures contracts. A forward contract is an obligation to purchase or sell an asset at a future date at a price agreed upon by the parties. The Fund may either accept or make delivery of the asset at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund may engage in forward

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contracts for hedging or investment purposes. Forward contracts are not traded on regulated exchanges and incur the risk of default by the counter party to the transaction.

Foreign Currency Transactions

The Fund may enter into foreign currency futures contracts and forward currency contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates or as an investment strategy. Forward currency contracts are not traded on regulated commodities exchanges. A Fund entering into a forward currency contract incurs the risk of default by the counter party to the transaction.

There can be no assurance that a liquid market will exist when the Fund seeks to close out a foreign currency futures or forward currency position, in which case the Fund might not be able to affect a closing purchase transaction at any particular time. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although the Fund values assets daily in U.S. dollars, it does not intend to physically convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies

The Fund may invest in call and put options on domestic and foreign securities and foreign currencies. The Fund may purchase and write call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated, or as an investment strategy. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

The Fund may employ hedging strategies with options on currencies before the Fund purchases a foreign security denominated in the hedged currency, during the period the Fund holds the foreign security, or between the day the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should increase relative to the U.S. dollar. The Fund will purchase options on foreign currencies for hedging purposes and may also speculate in options on foreign currencies. The Fund may invest in options on foreign currencies which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will typically purchase exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event that no liquid secondary market exists, it might not be possible to affect closing transactions in particular options. If the Fund cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

Swap Agreements

The Fund may enter into swap agreements for the purpose of attempting to gain exposure to equity, debt, commodities, or other asset markets without actually purchasing those assets, or to hedge a position. Swap agreements

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are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. The Fund may enter into credit default swaps. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer or group of issuers) and may use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuers or group of issuers default.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser or Subadviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into a swap agreement in circumstances where the Adviser or Subadviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

High Yield Securities

The Fund may invest in high yield securities as a non-principal strategy. High yield, high risk bonds are securities that are generally rated below investment grade by the rating agencies (e.g., BB+ or lower by S&P and Ba1 or lower by Moody's. Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

Risk Factors on High Yield Securities

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Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes, or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund will experience a decrease in income and a decline in the market value of its investments. An Underlying Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, an Underlying Fund that invests in lower-rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally insured savings and loan associations to divest their investments in high-yield, high-risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund's investments in lower-rated securities.

High-yield, high-risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds commonly sold without registration under the Securities Act of 1933, as amended ("1933 Act"), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less-developed countries ("LDCs").

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Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including limited partnerships. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

Under guidelines adopted by the Trust's Board, the Fund's Adviser or Subadviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a) (2) of the Securities Act, are liquid even though they are not registered. The determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser or Subadviser will consider, as it deems appropriate under the circumstances and among other factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security; (iii) the number of other potential purchasers of the security; (iv) dealer undertakings to make a market in the security; (v) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (vi) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser or Subadviser will also determine that the paper (a) is not traded flat or in default as to principal and interest, and (b) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations ("NRSRO") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser or Subadviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser or Subadviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a) (2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Fund may purchase indexed securities consistent with its investment objectives. Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices, or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

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The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the U.S. and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank, if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act, and the Fund's investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

Generally, under Section 12(d) (1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds) but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d) (1) (F) of the 1940 Act allows the Fund to exceed the 5% limitation and the 10% limitation described above. Section 12(d)(1)(F) of the 1940 Act, provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Fund (or the Adviser or Subadviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

While the Fund is subject to the 3% Limitation with respect to ETFs as described above, an ETF may have received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund's purchase of that ETF's shares, provided the ETF and the Fund take appropriate steps to comply with any conditions in such an SEC exemptive order. The Funds of the Trust may also invest in ETFs or other mutual funds in excess of the 3% limit described above in reliance upon Rule 12d1-4 under the 1940 Act.

Income Trusts

The Fund may invest in income trusts which are investment trusts that hold assets that are income producing. The income is passed on to the "unitholders." Each income trust has an operating risk based on its underlying business. The term may also be used to designate a legal entity, capital structure and ownership vehicle for certain assets or businesses. Shares or "trust units" are traded on securities exchanges just like stocks. Income is passed on to the investors, called unitholders, through monthly or quarterly distributions. Historically, distributions have typically been higher than dividends on common stocks. The unitholders are the beneficiaries of a trust, and their units represent their right to participate in the income and capital of the trust. Income trusts generally invest funds in assets that provide a return to the trust and its beneficiaries based on the cash flows of an underlying business. This return is often achieved

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through the acquisition by the trust of equity and debt instruments, royalty interests or real properties. The trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Each income trust has an operating risk based on its underlying business; and, typically, the higher the yield, the higher the risk. They also have additional risk factors, including, but not limited to, poorer access to debt markets. Similar to a dividend paying stock, income trusts do not guarantee minimum distributions or even return of capital. If the business starts to lose money, the trust can reduce or even eliminate distributions; this is usually accompanied by sharp losses in a unit's market value. Since the yield is one of the main attractions of income trusts, there is the risk that trust units will decline in value if interest rates offered in competing markets, such as in the cash/treasury market, increase. Interest rate risk is also present within the trusts themselves because they hold very long-term capital assets (e.g., pipelines, power plants, etc.), and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset, and the life of the financing associated with it. In an increasing interest rate environment, not only does the attractiveness of trust distributions decrease, but quite possibly, the distributions may themselves decrease, leading to a double whammy of both declining yield and substantial loss of unitholder value. Because most income is passed on to unitholders, rather than reinvested in the business, in some cases, a trust can become a wasted asset unless more equity is issued. Because many income trusts pay out more than their net income, the unitholder equity (capital) may decline over time. To the extent that the value of the trust is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the value of the trusts. Generally, income trusts also carry the same risks as dividend paying stocks that are traded on stock markets.

Loan-Focused ETFs

The Fund may indirectly invest in loan assets through loan-focused ETFs that invest primarily in loans and loan participations. These loans include commercial loans, bank loans, bridge loans, debtor-in-possession ("DIP") loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired by an ETF, through loan participations and assignments, or on a when-issued basis. Generally, loans are subject to credit risk, including lower-rated debt ("junk bond") risk, liquidity risk and interest rate risk as well as specific risks described below.

Bank Loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. Investments in bank loans may be acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally traded floating and fixed-rate debt securities. Borrowers may have low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments may be subject to restrictions on resale and have limited trading in secondary trading markets. When an ETF purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. Rising interest rates may strain a floating rate borrower's ability to repay.

Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans but may be structured as junior loans. A delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower's use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor's otherwise unencumbered assets or secured by a junior lien on the debtor's encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the only recourse will typically be against the property securing the DIP loan.

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Mezzanine Loans. Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer's capital structure. Because mezzanine loans typically are the most subordinated debt obligation in an issuer's capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as Ginnie Mae, Fannie Mae and Freddie Mac. The Fund does not intend to invest in commercial mortgage-backed securities. Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected. The types of residential mortgage-backed securities in which the Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable-rate mortgage loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but

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also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as "Mortgage Assets").

Multi-class pass-through securities are equity interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly, or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates. Ginnie Mae is a corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately-owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in

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the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal amounts of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal amounts at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable-rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities. The Federal Home Loan Bank system ("FHLB") was created in 1932 pursuant to the Federal Home Loan Bank Act. FHLB was created to support residential mortgage lending and community investment. FHLB consists of 12 member banks which are owned by over 8,000-member community financial institutions. FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding. Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

FHLB is also one of the world's largest private issuers of fixed-income debt securities, and the Office of Finance serves as FHLB's central debt issuance facility. Debt is issued in the global capital markets and the Fund is channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government. The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint

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and several unsecured general obligations of FHLB banks. The bonds or discount notes will not limit other indebtedness that FHLB banks may incur, and they will not contain any financial or similar restrictions on FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, FHLB banks may incur other indebtedness such as secured joint and several obligations of FHLB banks and unsecured joint and several obligations of FHL Banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Municipal Securities

The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.

Municipal securities share the attributes of a debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Options

The Fund may utilize call and put options, on securities and/or futures, to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Adviser's or Subadviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

The Fund may write (sell) covered call options and covered put options and purchase call and put options. The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium. A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund's custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received, and the market value of the underlying security determine the gain or loss realized by the seller.

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When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. To cover a put option, the Fund deposits U.S. government securities (or other high-grade debt obligations) in a segregated account at its custodian. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund. The Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received, and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

The Fund will write options on such a portion of its portfolio as management determines is appropriate in seeking to attain the Fund's objective. The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position. The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends, but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser or Subadviser may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed, and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Publicly Traded Partnerships and Master Limited Partnerships

The Fund may invest in publicly traded partnerships ("PTPs") and master limited partnerships (“MLPs”). PTPs are limited partnerships the interests in which (known as "units") are traded on public exchanges, just like corporate stock. PTPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. Publicly traded partnerships are also called master limited partnerships and public limited partnerships. Certain MLPs may not be considered publicly traded. A limited partnership has one or more general partners (they may be individuals, corporations, partnerships, or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys units in a PTP or MLP, he or she becomes a limited partner. PTPs and MLPs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may "roll up" into a single PTP. A corporation may spin off a group of assets or part of its business into a PTP or MLP of which it is the general partner, either to realize what it believes to be the assets' full value or as an alternative to issuing debt. A corporation may fully convert to a PTP or MLP, although since 1986 the tax consequences have made this an unappealing for a newly formed company may operate as a PTP or MLP from its inception.

There are different types of risks to investing in PTPs and MLPs including regulatory risks and interest rate risks. Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of

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earnings. If the government were to change PTP or MLP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, PTPs or MLPs which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect a PTP's or MLP's revenue stream negatively. PTPs and MLPs also carry some interest rate risks. During increases in interest rates, PTPs or MLPs may not produce desired returns to shareholders.

Real Estate Investment Trusts ("REITs")

The Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;
•	infrequent or limited trading;
•	more abrupt or erratic price movements than larger company securities; and
•	in addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

The Fund may invest in fully collateralized repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser or Subadviser to be creditworthy. The Adviser or Subadviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions. The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to

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repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser or Subadviser.

Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act. At the time the Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account asset (such as cash or liquid securities consistent with the Fund's investment restrictions) having a value equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund's commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser or Subadviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk of investing in rights is that the Adviser or Subadviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser's or Subadviser's anticipated price within the life of the right.

Short Sales

The Fund may seek to realize additional gains or hedge investments by selling a security short. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. Until the short position is closed out, the Fund will also incur fees and other transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases. The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security. Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale). The assets in the segregated account are marked to market daily. The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

STRIPS

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments. Instead, they are sold at a deep discount from their face value. The Fund will accrue income

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on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPS purchase price and its face value.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund's Adviser or Subadviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances but are not backed by the full faith and credit of the U.S. government.

The Fund's investments in U.S. Government securities may include agency step-up obligations. These obligations are structured with a coupon rate that "steps-up" periodically over the life of the obligation. Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option. Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment. Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation. However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate. If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest. As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Underlying Funds

The Fund may invest a portion of its assets in corporations (including foreign corporations), limited partnerships and other pooled investment vehicles, including those commonly known as hedge funds (i.e., investment vehicles that are excluded from the definition of investment company under Section 3(c)(1) or 3(c)(7) of the 1940 Act) ("Underlying Funds"). Hedge fund investments, if any, are limited to 10% of Fund assets. Each Underlying Fund, or share class of the Underlying Fund, is managed by its own manager or trading adviser, pursuant to a proprietary strategy. The Underlying Funds may use a form of leverage often referred to as "notional funding." That is, the nominal trading level for an Underlying Fund will exceed its cash assets. For example, if the Underlying Fund manager wants the Underlying Fund to trade a $200,000,000 portfolio (the "nominal trading level") the Underlying Fund's margin requirement may be $50,000,000. The use of leverage will increase the volatility of an Underlying Fund's returns and will magnify losses

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during unfavorable market or declining market conditions. In addition, the leverage may make the Underlying Funds subject to more frequent margin calls. Being forced to raise cash at inopportune times to meet margin calls may prevent the Underlying Fund manager from making investments it considers optimal. However, additional funds to meet margin calls are available only to the extent of the Underlying Fund's assets and not from the Fund. Underlying Fund management fees may be based on the nominal trading level and not the cash assets of the Underlying Fund and may include a performance fee. For illustration purposes only, assume an Underlying Fund has assets of $50 million. The Underlying Fund is notionally funded and uses a nominal trading level of $200 million. The Underlying Fund pays its manager an annual management fee of 1% of the nominal account size, or $2,000,000. While the management fee represents 1% of the nominal account size ($200 million), the management fee represents 4% of the cash deposited ($50 million) in the Underlying Fund's trading account. The Underlying Funds are typically offered privately and no public market for such securities will exist.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is the Adviser or Subadviser might miscalculate their value, resulting in a loss to the Fund. Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser's or Subadviser's anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund's custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to fund such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described the Fund's liquidity and the ability of the Adviser or Subadviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous. The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchasing until it has paid for and delivered on the settlement date.

Regulation as a Commodity Pool Operator

The Quantified STF Fund, Quantified Evolution Plus Fund, and Quantified Alternative Investment Fund and Subsidiaries, are "commodity pools" under the U.S. Commodity Exchange Act ("CEA"), and the Adviser is registered as a "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and is a member of the National Futures Association ("NFA"). As a registered commodity pool operator with respect to the respective Funds, the Adviser must comply with various regulatory requirements under the CEA, and the rules and regulations of the CFTC and the NFA, including investor protection requirements, The Adviser is also subject to periodic inspections and audits by the CFTC and NFA. The Adviser, with respect to the other Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and Rule 4.5 of the Commodity Futures Trading Commission promulgated thereunder, with respect to each of the other Fund's operations. Accordingly, neither the other Funds nor the Adviser is subject to registration or regulation as a commodity pool operator.

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Wholly Owned Subsidiaries

Each of the Funds may invest up to 25% of its total assets in its respective wholly owned and controlled Cayman Islands subsidiary (the "Subsidiaries"). It is expected that the Subsidiaries will invest primarily in gold and commodity, and financial futures related instruments and pooled investment vehicles. As a result, each Fund may be considered to be investing indirectly in these investments through the respective Subsidiary. For that reason, and for the sake of convenience, references in this SAI to each Fund may also include its Subsidiary.

Each Subsidiary is not registered under the 1940 Act but will be subject to certain of the investor protections of that Act, as noted in this SAI. Each Fund, as the sole shareholder of the respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since each Fund wholly owns and controls the respective Subsidiary, and each Fund and its respective Subsidiary are both managed by the Adviser with investment execution conducted by the Subadviser, it is unlikely that each respective Subsidiary will take action contrary to the interests of the respective Fund or its shareholders. The Funds’ Board has oversight responsibility for the investment activities of each Fund, including its investment in the respective Subsidiary, and each Fund's role as the sole shareholder of the respective Subsidiary. Also, in managing each Subsidiary's portfolio, the Adviser and Subadviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the respective Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which each Fund and the respective Subsidiary, are organized, could result in the inability of the Fund and/or the respective Subsidiary to operate as described in this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the Funds’ shareholders would likely suffer decreased investment returns.

Portfolio Turnover

A Fund may sell a portfolio investment soon after its acquisition if the Adviser or Subadviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Fund investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes. Each Fund’s portfolio turnover rate may vary, and certain of the Funds’ turnover rates may exceed 100%.

Fund Name	Fiscal Year Ended 6-30-2025	Fiscal Year/Period Ended 6-30-2024
Quantified Managed Income Fund	826%	718%
Quantified Alternative Investment Fund	659%	571%
Quantified STF Fund	153%	38%
Quantified Tactical Fixed Income Fund	91%	14%
Quantified Evolution Plus Fund	1,708%	329%
Quantified Common Ground Fund	711%	860%
Quantified Pattern Recognition Fund	889%	135%
Quantified Government Income Tactical Fund	418%	86%

Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental") (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and the SAI, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund is present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation, or regulatory policy, are considered non-fundamental ("Non-Fundamental").

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1.              Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.              Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to be similar to the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.              Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.              Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.              Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options, futures, or forward contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.              Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund's total assets); (b) by engaging in repurchase agreements; (c) by purchasing non-publicly offered debt securities; or, with respect to the Quantified STF Fund, Quantified Government Income Tactical Fund, Quantified Tactical Fixed Income Fund, Quantified Evolution Plus Fund, Quantified Pattern Recognition Fund, Quantified Common Ground Fund; (d) where each loan is represented by a note executed by the borrower. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities.

7.              Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries and the Fund will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

For purposes of the commodity investing policy set forth in paragraph 5 above, Gold is considered a commodity. With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

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1.              Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens, and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge, or hypothecation of assets for purposes of this limitation.

2.              Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3.              Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4.              Illiquid Investments. The Fund will not invest 15% or more of its net assets in illiquid securities.

5.              80% Investment Policy. The Quantified Tactical Fixed Income Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed income securities, as defined in the then current Prospectus. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund's policy. Quantified Government Income Tactical Fund has adopted a policy to invest, under normal circumstances, at least 80% of its assets (as defined as net assets plus the amount of any borrowing for investment purposes) in certain securities, as defined in the then current Prospectus. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separately from other communications to the shareholder.

MANAGEMENT OF THE FUNDS

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires, or is removed. As of the date of this SAI, the Quantified Funds are thirteen of the series in the Trust The Board will generally meet four times a year to review the progress and status of the Quantified Funds.

Board Leadership Structure

The Trust is led by Catherine Ayers-Rigsby, who has served as the Chairman of the Board and President since November 2012. Ms. Ayers-Rigsby is an interested person of the Trust under the 1940 Act by virtue of her status as an interested person (officer) of the Trust's investment adviser and its principal underwriter. The Board of Trustees is comprised of two interested person Trustees ("Interested Trustees") and three independent Trustees, those who are not interested persons of the Trust under the 1940 Act ("Independent Trustees"). The Independent Trustees have not selected a Lead Independent Trustee. Additionally, because certain 1940 Act governance guidelines may apply to the Trust from time to time, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board, in her capacity as a Trustee and officer is generally responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have an executive Chairman of the Board, who also serves as President (principal executive officer) and who is seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that the Chairperson, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder because of the Board's collective business acumen and strong understanding of the regulatory framework under which investment companies must operate.

Board Risk Oversight

The Board of Trustees is comprised of two Interested Trustees and three Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibility. Generally, the

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Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Ms. Ayers-Rigsby has over 25 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. Mr. Brian S. Humphrey has over a decade of business experience in the financial services technology industry and brokerage business and is familiar with the regulatory framework and restrictions under which a fund must operate. Mr. Felix Rivera has over 20 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. Mr. David Feldman has over two decades of business experience in the financial services industry and brokerage business and is familiar with the regulatory framework and restrictions under which a fund must operate. Mr. Charles R. Ranson has more than 20 years’ experience in strategic analysis and planning, risk assessment, and capital formation in the operation of complex organizations and entrepreneurial ventures. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act.

Disinterested Trustees

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Past 5 Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (business consultancy) (since 2003);	22	Northern Lights Fund Trust IV (39 series) (since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC (Consultancy Practice), (since January 2011)	22	Centerstone Investors Trust (2 series) (since 2016-2021) Alternative Assets Fund (since Nov. 2022); Roundhill ETF Trust (since October 2023)
David Feldman Born: 1963	Trustee	Indefinite, Since September 2017	Independent Consultant (since January 2015); Head of Intermediary Sales, Baron Capital Inc., (February 2010 to December 2014)	22	None

1 Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 1445 Research Blvd., Suite 530, Rockville, MD 20850.

2 The "Fund Complex" consists of registered investment companies for which Advisors Preferred LLC serves as investment adviser, the Trust (21 series) and The North Country Funds (1 series)..

The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.

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The following table provides information regarding each Trustee and Officers who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Interested Trustees & Officers

Name, Address [1] And Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Last Five Years
Catherine Ayers-Rigsby(3) Born: 1948	Trustee, Chairman, President	Indefinite; since November 2012	CEO, Advisors Preferred, LLC (since April 2011); President, Ceros Financial Services, Inc., (“Ceros”)(broker/dealer) (since August 2009); President AtCap Partners, LLC (“AtCap) (investment adviser) (since July 2011)	22	None
Brian S. Humphrey(4) Born: 1972	Trustee	Indefinite; since November 2012	Director, Sales & Marketing, Advisors Preferred, Ceros (since January 2011)	22	None
Christine Casares Born: 1975	Treasurer	One Year; since May 2019	Vice President, Tax Administration, Ultimus Fund Solutions, LLC (“Ultimus”) (since February 2016)	N/A	N/A
Angela Holland Born 1970	Chief Compliance Officer	One Year; since July 1, 2020	Chief Compliance Officer of:, Advisors Preferred, LLC (since March 2022); Ceros (since January 2016); AtCap (Since March 2022) and Innovation X Advisors, Inc. (investment adviser) (since July 2022); Compliance Manager, Advisors Preferred, LLC (April 2012 March 2022); Compliance Manager, AtCap (April 2012-March 2022)	N/A	N/A
Jimmy Chao Born: 1971	Assistant Treasurer	One Year; Since November 2017	Assistant Vice President, Fund Administration, Ultimus (since April 2012)	N/A	N/A
Jeff Meacham Born: 1976	Assistant Treasurer	One Year Since November 2021	Head Trader and Operations Specialist, Ceros, Advisors Preferred	N/A	N/A
Daniel Gibson Born: 1984	Assistant Treasurer Secretary	One Year; Since November 2021 One Year; Since October 2022	Director, Mutual Fund Operations, Advisors Preferred; Trading Execution Specialists, Ceros	N/A	N/A
Teresa M. Ritchie Born: 1959	Assistant Secretary	One Year; since October 2022	Legal Administrator, Ultimus (since May 2012)	N/A	N/A

1 The address of each Trustee is Advisors Preferred Trust, 1445 Research Blvd., Suite 530, Rockville, MD 20850. The address of D, Gibson, A. Holland and J. Meacham is Advisors Preferred Trust. The address of C. Casares, J. Chao, and T. Ritchie is Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

2 The "Fund Complex" consists of consists of registered investment companies for which Advisors Preferred LLC serves as investment adviser, the Trust (21 series) and The North Country Funds (1 series).

3 Ms. Ayers-Rigsby is an interested person Trustee because she is an officer of the Trust, an officer of the Trust’s investment adviser, and an officer of the Trust’s principal underwriter.

4 Mr. Humphrey is an interested person Trustee because he is an officer of the Trust’s principal underwriter.

The Trust's Audit Committee consists of Mr. Rivera, Mr. Ranson and Mr. Feldman. The Audit Committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Funds, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Funds' financial statements and the independent audit of the financial statements; and (iii) acting as a liaison

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between the Funds' independent auditors and the full Board of Trustees. None of the audit committee members are "Interested" as defined in the 1940 Act. During the fiscal year ended June 30, 2025, the Audit Committee met six times.

The Trust does not have a nominating committee, but the Audit Committee will perform nominating committee functions, when and if needed. The Trust does not intend to accept trustee nominations submitted by shareholders, except as may be required by law. Presently, there is no legal requirement to accept trustee nominations submitted by shareholders.

Compensation

Each Trustee who is not affiliated with the Trust, Adviser or Subadviser receives $72,000 minimum per year, plus at least $2,500 per meeting for certain special meetings, which varies based on the matters submitted. The foregoing compensation is paid quarterly and for any special meeting as it may occur. Each Trustee is also reimbursed for any reasonable expenses incurred in attending the Meetings. The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The Trustee’s fees for Quantified Funds are borne by the Adviser. The Trust does not have a bonus, profit sharing, pension, or retirement plan.

Trustee and Management Ownership

As of December 31, 2025, the Trustees beneficially owned the following amounts in the Funds and the Fund Complex, respectively:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex*
Charles R. Ranson	None	None
Felix Rivera	None	none
David Feldman	None	None
Catherine Ayers-Rigsby	None	Over $100,000
Brian S. Humphrey	None	$10,001 - $50,000

*The term "Fund Complex" refers to Advisors Preferred Trust and its 21 series and The North Country Funds and its sole series.

As of December 31, 2025, the Trustees, as a group, owned less than 1.00% of the Funds outstanding shares and less than 1.00% of the Fund Complex’s outstanding shares.

ORGANIZATION AND MANAGEMENT OF WHOLLY OWNED SUBSIDIARY

Each Fund may invest up to 25% of its total assets in the respective Subsidiary. It is expected that each Subsidiary will invest primarily derivatives and pooled investment vehicles. Each Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of c/o Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9001, Cayman Islands, The Subsidiary’s affairs are overseen by a board of directors as indicated below:

Director	Cayman Subsidiary	Term of Office Since*
Christine Casares	QEPF Fund Limited & QAIF Fund Limited.	December 2021
	[_________] [_________] [_________] [_________]	[_________] [_________] [_________] [_________]
Teresa Ritchie	QEPF Fund Limited& QAIF Fund Limited.	December 2021
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[_________] [_________] [_________] [_________]	[_________] [_________] [_________] [_________]

* Each Director's term of office is indefinite until his/her resignation.

Each Subsidiary has entered into a separate contract with the Adviser for the management of its respective Subsidiary's portfolio. The Adviser has entered into a separate contract with the Subadviser for the investment management of each Subsidiary's portfolio. Each Subsidiary's financial statements are not audited separately, but are consolidated with those of the respective Fund, which is audited by Cohen & Company Ltd., the Funds’ independent registered public accounting firm. Each Subsidiary has entered into a separate contract with U.S. Bank N.A. to serve as each Subsidiary's custodian, and with Ultimus to serve as each Subsidiary's accountant and transfer agent. Each Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the respective Fund. The Funds’ Chief Compliance Officer oversees implementation of each Subsidiary's policies and procedures and makes periodic reports to the Trust 's Board regarding each Subsidiary's compliance with its policies and procedures.

The Adviser, Subadviser, and Ultimus do not receive compensation from the Subsidiaries for their services. Each Subsidiary bears the fees and expenses incurred in connection with the custody services that it receives. The Funds expect that the expenses borne by the respective Subsidiary will not be material in relation to the value of its Fund's assets. It is also anticipated that each Fund's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that each Fund's investment in the respective Subsidiary will not result in each Fund paying duplicative fees for similar services provided to the Subsidiary.

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 under the 1940 Act and in order to protect against certain unlawful acts, practices, and courses of business by certain individuals or entities related to the Funds, the Trust, Distributor, Adviser and the Subadviser have each adopted a Code of Ethics and procedures for implementing the provisions of their respective Code. The personnel of the Trust, Adviser and the Subadviser are permitted to purchase securities and instruments, including those that may be purchased, held, or sold by the Funds, subject to the Code of Ethics.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. A shareholder who controls a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser or Subadviser.

As of [_____], 2026, the following shareholders of record owned 5% or more of the outstanding Shares of the Funds:

Fund Name/Class	Name and Address of Record Owner	Percent of Fund by Class
Quantified Managed Income Fund Investor Class	Axos Clearing LLC/FBO #75 PO Box 6503 Englewood, CO 801556503
Charles Schwab & Co., FBO 2541000 211 Main St. San Francisco, CA 94105
Quantified Managed Income Fund Advisor Class	Charles Schwab & Co., Inc FBO Customers 211 Main St. San Francisco, CA 94105
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310

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Quantified Alternative Investor Fund Investor Class	Axos Clearing LLC/FBO #75 PO Box 6503 Englewood, CO 801556503
Charles Schwab & Co. Inc. FBO 2541000 211 Main St. San Francisco, CA 9410
Quantified Alternative Investment Fund Advisor Class	Axos Clearing LLC/FBO #75 PO Box 6503 Englewood, CO 801556503

Quantified STF Fund Investor Class	Charles Schwab & Co., Inc. FBO 2541000 211 Main St. San Francisco, CA 94105
Axos Clearing LLC/FBO #75 PO Box 6503 Englewood, CO 801556503
Quantified STF Fund Advisor Class	Charles Schwab & Co. Inc/Special Custody A/C FBO Customers 211 Main St. San Francisco, CA 94105

Quantified Tactical Fixed Income Fund Investor Class	Charles Schwab & Co. FBO 2541000 211 Main St. San Francisco, CA 94105
Axos Clearing LLC/FBO #75 PO Box 6503 Englewood, CO 801556503

Quantified Evolution Plus Fund Investor Class	Charles Schwab & Co. FBO 2541000 211 Main St. San Francisco, CA 94105
Axos Clearing LLC/FBO #75 PO Box 6503 Englewood, CO 80155650

Quantified Common Ground Fund Investor Class	Charles Schwab & Co. FBO 25410000 211 Main St. San Francisco, CA 94105
Axos Clearing LLC/FBO #75 PO Box 6503 Englewood, CO 80155650
Quantified Common Ground Fund Advisor Class	CHARLES SCHWAB & Co. Inc. Special Custody A/C 3000 Schwab Way Roanoke, TX 76262
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310
Quantified Pattern Recognition Fund Investor Class	Charles Schwab & Co. FBO 2541000 211 Main St. San Francisco, CA 94105
Axos Clearing LLC/FBO #75 PO Box 6503 Englewood, CO 801556503

Quantified Government Income Tactical Fund Investor Class	Charles Schwab & Co. FBO 25410000 211 Main St. San Francisco, CA 94105
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Axos Clearing LLC/FBO #75 PO Box 6503 Englewood, CO 801556503

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected Advisors Preferred LLC as the investment adviser to the Funds. The Adviser is wholly owned by DGBM Holdings, LLC (“DGBM”), a Delaware limited liability company. DGBM controls the Adviser.

Subject to the supervision and direction of the Trustees, the Adviser manages each Fund's securities and investments (directly or through a subadviser or subadvisers) in accordance with the Fund's stated investment objectives and policies, makes investment decisions and places some orders to purchase and sell securities of the Fund. The fee paid to the Adviser is governed by an investment management agreement ("Management Agreement") between the Trust, on behalf of the Funds, and the Adviser. Pursuant to the Management Agreement, Quantified Managed Income Fund, Quantified Market Leaders Fund, Quantified Alternative Investment Fund, pay the Adviser, on a monthly basis, an annual advisory fee equivalent to 0.75% of the relevant Fund's average daily net assets. Pursuant to the Management Agreement, Quantified STF Fund, Quantified Tactical Fixed Income Fund, Quantified Evolution Plus Fund, Quantified Common Ground Fund, Quantified Pattern Recognition Fund, Quantified Tactical Sectors Fund, Quantified Government Income Tactical Fund, Quantified Rising Dividend Tactical Fund and Quantified Global Fund pays the Adviser, on a monthly basis, an annual advisory fee equivalent to 1.00% of the Fund's average daily net assets.

The Adviser earned the following fees from each Fund during the past three fiscal years:

Fund Name	Fiscal Year June 30, 2025	Fiscal Year June 30,2024	Fiscal Year June 30,2023
Quantified Managed Income Fund	$1,148,571	$1,097,534	$1,220,002
Quantified Alternative Investment Fund	$149,760	$104,300	$87,611
Quantified STF Fund	$1,854,303	$1,827,341	$1,355,001
Quantified Tactical Fixed Income Fund	$330,527	$725,4127	$1,170,796
Quantified Evolution Plus Fund	$286,793	$287,327	$749,712
Quantified Common Ground Fund	$1,507,784	$1,397,969	$826,238
Quantified Pattern Recognition Fund	$369,115	$358,646	$311,955
Quantified Government Income Tactical Fund	$345,404	$260,793	$406,060

Under the Management Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in the relevant Fund's current Prospectus and SAI, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Funds and, as such shall, directly or through a subadviser, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by a Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser and/or any subadviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser or subadviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Funds with all necessary office facilities and Adviser personnel for assisting in the servicing each Fund's investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities.

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The Management Agreement with respect to the Funds was most recently approved by the Board of Trustees, including by a majority of the Independent Trustees, at a Board Meeting held on May 20, 2025. The Management Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust's outstanding shares. The Management Agreement shall terminate automatically in the event of its assignment.

Pursuant to a Liquidity Program Administrator Agreement, the Adviser provides a Liquidity Program Administrator to the Fund to oversee the Trust’s Liquidity Risk Management Program (the “Program”) with respect to the Fund and provide support services related to the Fund’s compliance with Rule 22e-4 under the 1940 Act through the Program. Unless waived, the Adviser is entitled to receive $9,000 per year plus out-of-pocket expenses from the Fund for its services. For the fiscal year/period ended June 30, 2025, the $9,000 Liquidity Administrator fee was waived for the Alternative Fund, Pattern Recognition Fund. The Trust and Adviser each indemnify and hold the other party harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities arising out of or attributable to a breach of the agreement or which arise out of lack of good faith, gross negligence or willful misconduct with respect to performance under or in connection with the agreement. The agreement may be terminated by either party on 90 days’ notice.

Subadviser

The Trustees and Adviser have appointed Flexible Plan Investments, Inc. (“FPI”) as the investment subadviser to the Funds. Jerry C. Wagner is the majority shareholder of the Subadviser and is deemed to control the Subadviser.

Subject to the supervision and direction of the Trustees and the Adviser, the Subadviser manages each Fund's securities and investments in accordance with the Fund's stated investment objectives and policies, makes investment decisions on behalf of the relevant Fund. The Subadviser selects investments for the Fund sand provides trade placement for fixed income instruments, including cash equivalents. The Adviser provides trade placement for non-fixed income instruments. The fee paid to the Subadviser is governed by an investment sub-advisory management agreement ("Sub-Advisory Agreement") between the Adviser and Subadviser. Pursuant to the Sub-Advisory Agreement between the Adviser and the Subadviser, with respect to the Quantified Managed Income Fund, and Quantified Alternative Investment Fund, the Subadviser is entitled to receive from the Adviser (not the Fund), a monthly fee equal to the annual rate of 0.550% of each Fund's daily average net assets up to $300 million, 0.575% for the next $100 million of net assets, 0.560% for the next $200 million, and 0.650% for Funds’ assets over $600 million subadvised by FPI. With respect to Quantified STF Fund, Quantified Tactical Fixed Income, Quantified Evolution Plus Fund, Quantified Common Ground Fund, Quantified Pattern Recognition Fund, and Quantified Government Income Tactical Fund, the Subadviser is entitled to receive from the Adviser (not the Fund), a monthly fee equal to the annual rate of 0.800% of each Fund's daily average net assets up to $300 million, 0.825% for the next $100 million of net assets. 0.850% for the next $200 million, and 0.900% for Funds’ assets over $600 million subadvised by FPI. For the purpose of computing the tiers that form the basis for the tiered pricing, current and future funds in the fund family that are sub-advised by FPI are aggregated.

In addition to the sub-advisory fee, FPI may receive shareholder servicing fees for providing certain shareholder services to clients of FPI and shareholders of the Funds. FPI reduces any amount due FPI under contractual relationships with its clients by amounts received from the Funds.

The Sub-Advisory Agreement with respect to the Funds was most recently approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on May 20, 2025. The Sub-Advisory Agreement will continue in effect for two years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the relevant Fund. The Sub-Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust's outstanding shares. The Sub-Advisory Agreement shall terminate automatically in the event of its assignment, and in the event of the assignment of the Management Agreement.

Jerry C. Wagner, President, CEO, and majority shareholder of the FPI and Daniel Poppe, CFA, Senior Research Analyst of FPI, are the portfolio managers responsible for the day-to-day management of the Fund. As of June 30, 2025, they were responsible for the management of the following other types of accounts (other than the Funds):

Jerry C. Wagner

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Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	14	$1,039 million	0	None
Other Pooled Investment Vehicles	0	None	0	None
Other Accounts	3,480	$399 million	0	None

Daniel Poppe

Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	14	$1,039 million	0	None
Other Pooled Investment Vehicles	0	None	0	None
Other Accounts	3,480	$399 million	0	None

Conflicts of Interest

As indicated in the table above, a portfolio manager may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). The portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser or Subadviser may receive fees from certain accounts that are higher than the fee it receives from a Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. The Adviser and Subadviser have adopted policies and procedures designed to address these potential material conflicts. For instance, the Adviser and Subadviser each utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Each portfolio manager's compensation is paid by FPI and not a Fund. Their compensation primarily consists of a fixed base salary and a bonus. The portfolio managers' fixed base salary is reviewed periodically and may be increased based on consideration of various factors including, but not limited to, each manager's experience, overall performance, and management responsibilities. The amount of each portfolio manager’s bonus is presently determined at the discretion of FPI. Along with all other employees of FPI, the co-portfolio managers may participate in the firm's retirement plan where FPI may make matching contributions up to a defined percentage of their salary. The portfolio managers' salary, bonus, and retirement plan benefits are not based presently on the performance of the Funds’, or the value of assets held in the Funds' portfolios. Mr. Wagner also receives a portion of the profits of FPI.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Funds as of June 30, 2025:

Fund Name	Jerry C. Wagner	Daniel Poppe
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Quantified Managed Income Fund	$500,001 - $1,000,000	none
Quantified Alternative Income Fund	$100,001 - $500,000	none
Quantified STF Fund	over $1,000,000	none
Quantified Tactical Fixed Income Fund	$0 - $100,000	none
Quantified Evolution Plus Fund	$100,001 - $500,000	none
Quantified Common Ground Fund	$100,001 - $500,000	none
Quantified Pattern Recognition Fund	$100,001 - $500,000	none
Quantified Government Income Tactical Fund	$100,001 - $500,000	none

Ceros Financial Services, Inc., (the "Distributor"), 1445 Research Blvd., Suite 530, Rockville, MD 20850 serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement"). The Distributor and the Adviser are affiliates because they are under common control. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of FINRA. The offering of the Funds' shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of the Funds shares, will use its best efforts to distribute each Fund's shares.

The Underwriting Agreement was most recently approved by the Board at a Meeting held on May 20, 2025 and provides that, unless sooner terminated, shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated by the relevant Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from each Fund during the fiscal year or period ended June 30, 2025.

Fund Name	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Quantified Managed Income Fund	$0	$0	$268,294	$0
Quantified Alternative Investment Fund *	$0	$0	$27,504	$0
Quantified STF Fund	$0	$0	$462	$0
Quantified Tactical Fixed Income Fund	$0	$0	$579	$0
Quantified Evolution Plus Fund	$0	$0	$1,402	$0
Quantified Common Ground Fund	$0	$0	$314,639	$0
Quantified Pattern Recognition Fund	$0	$0	$331	$0
Quantified Government Income Tactical Fund	$0	$0	$836	$0

*The Distributor received indirect compensation from Quantified Alternative Investment Fund via the Fund’s investments in other registered investment companies.

Rule 12b-1 Plans

The Trust has adopted Distribution Plans and Agreements pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Investor Class and Advisor Class shares (each a "Plan" and together, the “Plans”) pursuant to which a Fund pays fees to the Distributor for providing distribution and/or shareholder services to the Fund. Under the Plans, Investor Class shares of a Fund may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25% of the Fund's average net assets attributable to Investor Class shares as compensation for the Distributor providing account maintenance and distribution services to shareholders; and up to 1.00% for Advisor Class shares of a Fund's average daily net assets attributable to the Advisor Class shares. Such fees are to be paid by

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a Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the share class's average daily net assets during the preceding month and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators, and others ("Recipients") to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning a Fund; assisting in the establishment and maintenance of accounts or sub-accounts in a Fund and in processing purchase and redemption transactions; making a Fund's investment plan and shareholder services available; and providing such other information and services to investors in shares of a Fund as the Distributor or the Trust, on behalf of a Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to a Fund. The Adviser may be compensated by the Distributor for their distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly, to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Plans is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not "interested persons" of the Trust and do not have a direct or indirect financial interest in the Plans ("Rule 12b-1 Trustees") by votes cast in person at a meeting called for the purpose of voting on the Plans. The Plans may be terminated at any time by the Trust or a Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding respective classes of shares of the Fund.

The Plans may not be amended to increase materially the amount of the Distributor's compensation to be paid by a Fund unless such amendment is approved by the vote of a majority of the outstanding voting shares of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of a Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Plan will be in writing and provide that: (a) it may be terminated by the Trust or a Fund at any time upon not more than sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

For the fiscal year/period ended June 30, 2025, the Funds, with respect to both Classes of shares paid the following distribution fees as allocated below:

	Quantified Managed Income Fund	Quantified Alternative Investment Fund	Quantified STF Fund	Quantified Tactical Fixed Income Fund	Quantified Evolution Plus Fund
Advertising	$0	$0	$0	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0	$0	$0	$0
Compensation to underwriter(s) (Distributor)	$389,915	$50,345	$493,760	$82,632	$71,698
Compensation to sales personnel	$0	$0	$0	$0	$0
Interest, carrying, or other financing charges	$0	$0	$0	$0	$0
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Other	$0	$0	$0	$0	$0
Total	$389,915	$50,345	$493,760	$82,632	$71,698

	Quantified Common Ground Fund	Quantified Pattern Recognition Fund)	Quantified Government Income Tactical Fund
Advertising	$0	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0	$0
Compensation to underwriter(s) (Distributor)	$377,962	$92,279	$86,351
Compensation to sales personnel	$0	$0	$0
Interest, carrying, or other financing charges	$0	$0	$0
Other	$0	$0	$0
Total	$377,962	$92,279	$86,351

Shareholder Servicing Agreement

Pursuant to a separate Shareholder Services Agreement, each Fund’s Investor Class shares may make payments to the Distributor for remittance to the Subadviser as compensation for administrative shareholder services and/or account maintenance services, to individuals, clients, or entities with whom the Subadviser has a servicing and/or other relationship and who may directly or beneficially own shares of a Fund.

The following table sets forth the total compensation paid to the Distributor by each Fund’s Investor Class shares during the fiscal year/period ended June 30, 2025:

Name of Fund	Shareholder Servicing Fees
Quantified Managed Income Fund	$228,303
Quantified Alternative Investment Fund	$29,867
Quantified STF Fund	$272,100
Quantified Tactical Fixed Income	$49,579
Quantified Evolution Plus Fund	$43,019
Quantified Common Ground Fund	$225,964
Quantified Pattern Recognition Fund	$55,367
Quantified Government Income Tactical Fund	$51,811

Custodian

U.S. Bank N.A., 425 Walnut Street, Cincinnati, OH 45202 serves as the Trust’s custodian ("Custodian"). The Custodian acts as the Funds' depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the relevant Fund's request and maintains records in connection with its duties.

National Financial Services, LLC (“NFS”), 200 Seaport Boulevard, Z2P, Boston, MA 02210, serves the Funds as a limited purpose custodian. NFS acts as the Funds' custodian with respect to holding shares of certain other investment companies.

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SECURITIES LENDING TRANSACTIONS

The dollar amounts of income and fees and compensation paid to all service providers related to the Quantified Funds securities lending activities during the most recent fiscal year/period ended June 30, 2025 were as follows:

	Quantified Managed Income Fund	Quantified Alternative Investment Fund	Quantified STF Fund	Quantified Evolution Plus Fund	Quantified Tactical Fixed Income Fund	Quantified Common Ground Fund )
Gross income from securities lending activities (including income from cash collateral reinvestment)	$397,277	$69,831	$113	$211	$257	$32,504
Fees and/or compensation for securities lending activities and related services	$0	$0	$0	$0	$0	$0
Fees paid to securities lending agent from a revenue split	$72,636	$12,105	$20	$34	$51	$5,136
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$6,831	$528	$16	$25	$4	$5,979
Administrative fees not included in revenue split	$0	$0	$0	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0	$0	$0	$0
Rebate (paid to borrower)	$0	$0	$0	$0	$0	$0
Other fees not included in revenue split	$0	$0	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$79,467	$12,633	$36	$59	$55	$11,115
Net income from securities lending activities	$317,810	$57,198	$77	$152	$202	$21,389

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	Quantified Pattern Recognition Fund	Quantified Government Income Tactical Fund
Gross income from securities lending activities (including income from cash collateral reinvestment)	$31	$0
Fees and/or compensation for securities lending activities and related services	$0	$0
Fees paid to securities lending agent from a revenue split	$5	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$4	$0
Administrative fees not included in revenue split	$0	$0
Indemnification fees not included in revenue split	$0	$0
Rebate (paid to borrower)	$0	$0
Other fees not included in revenue split	$0	$0
Aggregate fees/compensation for securities lending activities	$9	$0
Net income from securities lending activities	$22	$0

Fund Services

Fund Administration, Fund Accounting and Transfer Agent Services

Ultimus Fund Solutions, LLC (" Ultimus"), which has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the "Agreement"), subject to the supervision of the Board. Ultimus is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. Ultimus may also provide persons to serve as officers of the Funds. Such officers may be directors, officers, or employees of Ultimus or its affiliates. Ultimus and its affiliated companies, Northern Lights Compliance Services, LLC and BluGiant, LLC are directly owned by The Ultimus Group, LLC.

The Agreement dated November 18, 2021, and amended May 23, 2024 with respect to the Quantified Funds will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or Ultimus on 90 days' written notice and may not be assigned by the Trust without prior written consent of Ultimus.

Under the Agreement, Ultimus performs administrative services, including: (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund's registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust's Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, TSR, N-PORT and N-PX; (10)

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coordinate the Trust's audits and examinations by assisting each Fund's independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for each Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of Ultimus); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

Ultimus also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of each Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds' Custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

Ultimus also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, Ultimus is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For all services rendered to the Funds by Ultimus under the Agreement, the Funds pay Ultimus a unitary administration fee which scales downward based upon net assets for all (“Operational Services”). Operational Services include all fund accounting, fund administration, transfer agency, routine fund legal fees, audit fees, regulatory document filing, state registration fees, custody fees and insurance premiums. Operational Services are exclusive of advisory fees, distribution fees, shareholder servicing fees, taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses of the Funds, expenses of other investment companies in which the Funds may invest and extraordinary expenses such as litigation. For purposes of calculating the fee, the average net assets each of the Quantified Funds and The Gold Bullion Strategy Fund, and The Gold Bullion Strategy Portfolio (considered a family due to the same investment adviser and sub-adviser) are included, effective November 18, 2021. For the fiscal periods ended June 30, the Funds paid to Ultimus fees as indicated below:

Name of Fund	2025	2024	2023
Quantified Managed Income Fund	$284,816	$270,600	$279,428
Quantified Alternative Investment Fund	$45,558	$33,890	$27,733
Quantified STF Fund	$346,251	$336,077	$234,189
Quantified Tactical Fixed Income	$69,988	$140,775	$202,741
Quantified Evolution Plus Fund	$66,650	$62,292	$132,280
Quantified Common Ground Fund	$270,979	$248,581	$138,938
Quantified Pattern Recognition Fund	$77,131	$74,916	$59,703
Quantified Government Income Tactical Fund	$73,751	$57,773	$77,504

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, has been selected as the independent registered public accounting firm for the fiscal year end June 30, 2026. Its services include auditing the Funds’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides taxes services as requested.

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Legal Counsel

Thompson Hine LLP, 41 South High Street, 17th Floor, Columbus, OH 43215, serves as the Trust's legal counsel.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Sub-Adviser is responsible for each Fund's portfolio decisions and the Adviser is responsible for placing of most portfolio transactions, while the Subadviser may place some or all fixed income security transactions. In placing portfolio transactions, the Adviser and Subadviser seek the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser and Subadviser generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser will normally select Ceros Financial Services, Inc., an affiliated broker/dealer to execute securities transactions. In executing transactions through its affiliated broker/dealer, the Adviser will at all times comply with SEC Rule 17e-1 under the 1940 Act.

The Adviser and Subadviser are specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser or Subadviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's or Subadviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Adviser and Subadviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser or Subadviser may place portfolio transactions with brokers or dealers that promote or sell the Funds' shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services, and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser or Subadviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser or Subadviser in connection with its services to the Portfolio. Although research services and other information are useful to the Funds and the Adviser and/or Subadviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser or Subadviser of performing its duties to the Funds.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter, or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Funds and another of the Adviser's or Subadviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser or Subadviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund or Funds because of the increased volume of the transaction. If the entire blocked order is not filled, the relevant Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the relevant Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser or Subadviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser or Subadviser believes an adjustment is reasonable.

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For the fiscal years or period ended June 30 indicated below, the Funds paid brokerage commissions on transactions as follows, all of which was paid to Ceros Financial Services, Inc., the Funds’ Distributor:

Fiscal Year 2023	Brokerage Commissions	Total Amount of Securities Transactions
Quantified Managed Income Fund	$208,585	$1,024,312,729
Quantified Alternative Investment Fund	$20,973	$160,750,873
Quantified STF Fund	$11,923	$101,557,082
Quantified Tactical Fixed Income	$8,895	$74,285,475
Quantified Evolution Plus Fund	$10,197	$78,228,821
Quantified Common Ground Fund	$289,763	$1,609,313,451
Quantified Pattern Recognition Fund	$1,285	$30,278,866
Quantified Government Income Tactical Fund	$6,751	$53,198,908

Fiscal Year 2024	Brokerage Commissions	Total Amount of Securities Transactions
Quantified Managed Income Fund	$305,420	$1,563,252,816
Quantified Alternative Investment Fund	$20,234	$153,382,444
Quantified STF Fund	$515	$28,040,481
Quantified Tactical Fixed Income	$761	$9,445,206
Quantified Evolution Plus Fund	$1,824	$41,407,626
Quantified Common Ground Fund	$323,025	$2,304,103,154
Quantified Pattern Recognition Fund	$296	$18,814,137
Quantified Government Income Tactical Fund	$815	$10,149,268

Fiscal Year 2025	Brokerage Commissions	Total Amount of Securities Transactions
Quantified Managed Income Fund	$268,294	$2,039,414,779
Quantified Alternative Investment Fund	$27,504	$233,500,345
Quantified STF Fund	$462	$87,241,895
Quantified Tactical Fixed Income	$579	$19,188,880
Quantified Evolution Plus Fund	$1,402	$53,805,025
Quantified Common Ground Fund)	$314,639	$2,073,188,794
Quantified Pattern Recognition Fund	$311	$29,268,959
Quantified Government Income Tactical Fund	$836	$11,136,781

Increases in brokerage commissions are primarily attributable to the Funds’ frequent trading strategy and the effect of meeting redemptions requests and deploying cash flow from new share purchase inflows.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in the annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Funds also are required to file monthly a schedule of portfolio holdings with the SEC on Form N-PORT. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the relevant Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of a Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). A Fund may also, from time to time, list the Fund's top ten holdings on its website. A Fund may enter into ongoing arrangements to

42

release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund. Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the relevant Fund has filed a Form N-CSR or Form N-PORT with the SEC. The Funds currently do not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Funds have ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Subadviser, Distributor, Administrator, Transfer Agent, Fund Accounting Agent, and Custodian and on an as needed basis to other third parties providing services to the Funds. The Adviser, Subadviser, Administrator, Transfer Agent, Fund Accounting Agent, and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Funds. Each Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or subadvisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Funds, the Adviser, the Subadviser, the Distributor, the Transfer Agent, the Fund Accounting Agent, and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about a Fund's portfolio holdings without the specific approval of the Board. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund's shareholders, (ii) the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, Subadviser or any affiliated person of the Fund, Adviser or the Subadviser. Additionally, the Adviser, the Subadviser and any affiliated persons of the Adviser or Subadviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund's portfolio holdings except pursuant to Section 21F of the Securities Exchange Act of 19434, as amended, commonly referred to as the Securities Whistleblower Incentives Protection.. The Funds' Chief Compliance Officer monitors compliance with these procedures and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. "Conditions of Confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund's Adviser, Subadviser, Distributor, Transfer Agent, Fund Accounting Agent, and Custodian contain confidentiality clauses, which the Board and these parties have determined to extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the nonpublic information. The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund's portfolio holdings and will provide sufficient protection against personal trading based on the information.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer (the Trust's Chief Compliance Officer), an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds' Transfer Agent has established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Funds’ Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of the Funds’ shares, by class, is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximates fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

 Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

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Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For the purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities, or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to ensure the process produces reliable results.

Fair Value Committee and Valuation Process. The fair value committee is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via input from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted the Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and

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Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 quoted prices in active markets for identical securities.

 Level 2 other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

 Level 3 significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

 The fair valuation committee takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser (or sub-adviser) or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

 Board of Trustees Determination. The Board of Trustees meets at least quarterly to consider the valuations provided by the fair value committee and to ratify the valuations made for the applicable securities. The Board of Trustees considers the reports provided by the fair value committee, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by a Fund in good order prior to NYSE Close on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at NAV share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order NYSE Close, or on a day it is not open for trading, are priced at the NYSE Close on the next day on which it is open for trading at the next determined NAV per share plus sales charges, if any. In addition to issuing shares in exchange for cash, a Fund may issue shares in exchange for securities (in kind) at its discretion.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

Quantified Funds

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c/o Ultimus Fund Solutions, LLC

225 Pictoria Dr., Suite 450

Cincinnati, OH 45246

Redemption of Shares

Each Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:(a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of net assets, provided that applicable rules and regulations of the SEC(or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES

The Funds discourage and do not accommodate market timing that they consider abusive (i.e., trading for short-term speculation). Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for disruptive market timing trading activities. Accordingly, the Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds recognize that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change or in response to perceived market conditions. The Funds include the Subadviser's use of the Funds as an asset allocation tool for its other clients as a legitimate, non-abusive reason for buying and redeeming Fund shares. The Funds currently use several methods to reduce the risk of disruptive market timing. These methods include:

  Committing staff to review, on a continuous basis, recent trading activity in order to identify trading activity that may be contrary to a Fund's "Market Timing Trading Policy;" and
  Reject or limit specific purchase requests; and
  Reject purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of each Fund's shareholders.

Based on the frequency of redemptions in your account, the Adviser, Subadviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Fund's Market Timing Trading Policy and elect to reject or limit the amount, number, frequency, or method for requesting future purchases into the Fund. The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in disruptive market timing trading activities. Neither the Funds nor the Adviser nor Subadviser will be liable for any losses resulting from rejected purchase orders. The Adviser or Subadviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with a Fund.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that a Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of a Fund. While each Fund will

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encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, each Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply a Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be disruptive market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with a Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If a Fund or its transfer agent or shareholder servicing agent suspects there is disruptive market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser or Subadviser, the service providers may take immediate action to stop any further short-term trading by such participants. The Reflow liquidity program is not subject to the market timing limits described above.

Pricing of Shares

Fund shares are valued at the NYSE Close on each day the NYSE is open for business. For a description of the methods used to determine the net asset value, see "How Shares Are Priced" in the prospectus.

Equity securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price as of 4:00 p.m. (or earlier if the NASDAQ closes early). Lacking a last sale price, an equity security is generally valued by the pricing service at the mean of the last bid and ask price as of 4:00 p.m. (or earlier if the NASDAQ closes early). When market quotations are not readily available, when the Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities generally are valued by using market quotations available as of the NYSE close but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN-KIND

The Funds do not intend to redeem shares in any form except cash. Each Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") if the amount of such a request in excess of the amount is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning if the 90-day period). A Fund may also use redemption in kind for certain Fund shares held by Reflow. The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund's NAV. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

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TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, a Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of a Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of a Fund. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains only for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders. Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the relevant Fund unless a shareholder elects to receive cash.

On June 30, 2025, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund Name	Short-Term	Long-Term	Total
Quantified Managed Income Fund	$12,866,876	$10,405,672	$23,272,548
Quantified Alternative Investment Fund	$4,173,498	$289,441	$4,462,939
Quantified STF Fund	$4,880,605	$7,430,841	$12,311,446
Quantified Tactical Fixed Income	$23,465,232	$28,602,353	$52,067,585
Quantified Evolution Plus Fund	$12,205,734	$6,589,726	$18,795,460
Quantified Common Ground Fund	$0	$0	$0
Quantified Pattern Recognition Fund	$3,760,674	$5,828,332	$9,589,006
Quantified Government Income Tactical Fund	$6,086,119	$8,853,672	$14,939,791

To be treated as a regulated investment company under Subchapter M of the Code, a Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, a Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on the Fund's net investment income or net realized

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capital gains in their individual capacities. Distributions to shareholders, whether from a Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, each Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such a gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such a six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November, or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, each Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Payments to a shareholder that is either a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Foreign Account Tax Compliance Act ("FATCA") may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by a Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required

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if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether they receive any distribution from the company.

A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

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Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a pass-through election is made, the source of a Fund's income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Wholly Owned Subsidiaries

Each Fund intends to invest a portion of its assets in its Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business and be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

Each subsidiary is wholly owned by its respective Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a "U.S. Shareholder" and the Subsidiary will be a CFC. As a "U.S. Shareholder," the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income." "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund's recognition of the Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.

In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC. In addition, a "U.S. Shareholder" may in

52

certain circumstances be required to report a disposition of shares in a Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having a market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having an acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state, and local and foreign tax law in light of their particular situation.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Adviser, or its delegate. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict

53

between the interests of a Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust's policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with Adviser's proxy voting policies. The Board of Trustees shall make the proxy voting decision that, in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser's proxy voting policies and in the best interests of Fund shareholders. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how a Fund's vote will be cast.

The Adviser's policies and procedures are attached as Appendix A.

MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free, 1-855-64-QUANT (1-855-647-8268). The information also will be available on the Funds’s website at https://www.advisorspreferred.com/quantified-funds or on the SEC's website at www.sec.gov. In addition, a copy of the Trust's proxy voting policies and procedures are also available by calling 1-855-64-QUANT (1-855-647-8268) and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The Funds’ class specific Tailored Shareholder Report and full financial statements and report of the independent registered public accounting firm required to be included in the SAI are hereby incorporated by reference to the Annual Report for the Funds for the fiscal year ended June 30, 2025 You can obtain a copy of the financial statements contained in the Funds' Annual or Semi-Annual Report without charge by calling the Funds at 1-855-64-QUANT (1-855-647-8268) or by visiting www.advisorspreferred.com.

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APPENDIX A

PROXY VOTING POLICY OF THE ADVISER

Background: Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy: The Adviser will vote proxies on behalf of its individual clients. In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regards to companies in the investment portfolio of the Fund(s). The Adviser's primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation. Adviser will vote proxies in the best interests of our Funds, Portfolios and clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, Adviser's votes may differ from time to time from the indications noted. In addition, the list may not include all proxies on which Adviser votes. Adviser will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

Voting Proxies

1. All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Operations Unit.

2. The Operations Unit will generally adhere to the following procedures (subject to limited exception):

(a) A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser's files;

(b) The Operations Unit will determine which of the Advisory Clients holds the security to which the proxy relates;

(c) Proposals Specific to Mutual Funds

Adviser serves as investment adviser to certain investment companies under the Northern Lights Fund Trust II. These funds invest in other investment companies that are not affiliated ("Underlying Funds") and are required by the Investment Company Act of 1940, as amended (the "1940 Act") Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of Adviser to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

(d) Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(e) If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below. The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1. As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between the Adviser and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

2. If a conflict is identified and deemed "material" by the Operations Unit, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3. With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients in order to give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:

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(a) Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b) Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Disclosure of Procedures

A summary of the above proxy voting procedures will be included in Part II of the Adviser's Form ADV and will be updated whenever these policies and procedures are updated. Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser's proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Adviser's proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

1. Copies of these proxy voting policies and procedures, and any amendments thereto;

2. A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available;

3. A record of each vote that the Adviser casts;

4. A copy of any document that the Adviser created that was material to making a decision on how to vote the proxies, or memorializes that decision (if any); and

5. A copy of each written request for information on how the Adviser voted such client's proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.

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PART C - OTHER INFORMATION

Item 28. Exhibits.

(a)		Articles of Incorporation.
	1.	Registrant’s Agreement and Declaration of Trust, filed as an exhibit to the Registrant’s Registration Statement on September 28, 2012, is hereby incorporated by reference.
	2.	Registrant’s Certificate of Trust, filed as an exhibit to the Registrant’s Registration Statement on September 28, 2012, is hereby incorporated by reference.
(b)		By-laws.
Registrant’s By-Laws, filed as an exhibit to the Registrant’s Registration Statement on February 24, 2021, is hereby incorporated by reference.
(c)		Instruments Defining Rights of Security Holder.
None other than in the Agreement and Declaration of Trust and By-Laws of the Registrant.
(d)		Investment Advisory Contracts.
	1.	Investment Advisory Agreement between the Trust and Advisors Preferred LLC filed as an exhibit to the Registrant’s Registration Statement on August 19, 2019, is hereby incorporated by reference.
	2.	Management Agreement between the Trust and Advisers Preferred, LLC with respect to GBSF Fund Limited filed as an exhibit to the Registrant’s Registration Statement on October 28, 2019, is hereby incorporated by reference.
	3.	Management Agreement between the Trust and Advisers Preferred, LLC with respect to GBSP Fund Limited filed as an exhibit to the Registrant’s Registration Statement on October 28, 2019, is hereby incorporated by reference.
	4.	Investment Advisory Agreement between the Trust and Advisors Preferred, LLC with respect to Hundredfold Select Alternative Fund Limited filed as an exhibit to the Registrant’s Registration Statement on August 9, 2019, is hereby incorporated by reference.
	5.	Investment Advisory Agreement between the Trust and Advisors Preferred, LLC with respect to QEPF Fund Limited filed as an exhibit to the Registrant’s Registration Statement on November 27, 2019, is hereby incorporated by reference.
	6.	Sub-Advisory Management Agreement between Advisors Preferred LLC and Price Capital Management, Inc. with respect to OnTrack Core Fund, filed as an exhibit to the Registrant’s Registration Statement on October 28, 2019, is hereby incorporated by reference.
	7.	Sub-Advisory Management Agreement between Advisors Preferred LLC and Flexible Plan Investments, Ltd. filed as an exhibit to the Registrant’s Registration Statement on August 19, 2019, is hereby incorporated by reference.
	8.	Sub-Advisory Management Agreement between Advisers Preferred, LLC and Flexible Plan Investments, Ltd. with respect to GBSF Fund Limited filed as an exhibit to the Registrant’s Registration Statement on November 27, 2019, is hereby incorporated by reference.
	9.	Sub-Advisory Management Agreement between Advisers Preferred, LLC and Flexible Plan Investments, Ltd. with respect to GBSP Fund Limited filed as an exhibit the Registrant’s Registration Statement on November 27, 2019, is hereby incorporated by reference.
	10.	Sub-Advisory Management Agreement between Advisers Preferred, LLC and Flexible Plan Investments, Ltd. with respect to QEPF Fund Limited filed as an exhibit to the Registrant’s Registration Statement on November 27, 2019, is hereby incorporated by reference.
	11.	Investment Sub-Advisory Agreement between Advisors Preferred, LLC and Hundredfold Advisors, LLC with respect to Hundredfold Select Alternative Fund filed as an exhibit to the Registrant’s filing on Registration Statement on August 9, 2019, is hereby incorporated by reference.
	12.	Investment Sub-Advisory Agreement between Advisors Preferred, LLC and Hundredfold Advisors, LLC with respect to Hundredfold Select Alternative Fund Limited filed as an exhibit to the Registrant’s Registration Statement on August 9, 2019, is hereby incorporated by reference.

13.	Sub-Advisory Management Agreement between Advisors Preferred LLC and Spectrum Financial Inc. with respect to Spectrum Advisors Preferred Fund and Spectrum Low Volatility Fund filed as an exhibit to the Registrant's Registration Statement on October 28, 2019, is hereby incorporated by reference.
14.	Amended Appendix A to Investment Advisory Agreement between the Trust and Advisors Preferred LLC, with respect to Quantified Tactical Sectors Fund filed as an exhibit to the Registrant’s Registration Statement on February 24, 2021, is hereby incorporated by reference.
15.	Amended Appendix A to Sub-Advisory Management Agreement between Advisors Preferred LLC and Flexible Plan Investments, Ltd., with respect to Quantified Tactical Sectors Fund, Quantified Government Income Tactical Fund and Quantified Rising Dividend Tactical Fund filed as an exhibit to the Registrant’s Registration Statement on April 9, 2021, is hereby incorporated by reference.
16.	Sub-Advisory Agreement Amendment between Advisors Preferred LLC and Spectrum Financial, Inc. with respect to Spectrum Unconstrained Fund filed as an exhibit to the Registrant’s Registration Statement on April 13, 2021, is hereby incorporated by reference.
17.	Amended Appendix A to Investment Advisory Agreement between the Trust and Advisors Preferred LLC, with respect to Quantified Government Income Tactical Fund and Quantified Rising Dividend Tactical Fund filed as an exhibit to the Registrant’s Registration Statement on April 12, 2021, is hereby incorporated by reference.
18.	Amended Appendix A to Investment Advisory Agreement between the Trust and Advisors Preferred LLC, with respect to Spectrum Unconstrained Fund filed as an exhibit to the Registrant’s Registration Statement on April 13, 2021, is hereby incorporated by reference.
19.	Investment Advisory Agreement between Advisors Preferred, LLC and QAIF Fund Limited filed as an exhibit to the Registrant’s Registration Statement on December 23, 2021 is hereby incorporated by reference.
20.	Sub-Advisory Agreement between Advisers Preferred, LLC and Flexible Plan Investments, Ltd. with respect to QAIF Fund Limited filed as an exhibit to the Registrant’s Registration Statement on December 23, 2021 is hereby incorporated by reference.
21.	Amended Appendix A to Investment Advisory Agreement between the Trust and Advisors Preferred LLC, with respect to Dynamic Alpha Macro Fund filed as an exhibit June 30, 2023 is hereby incorporated by reference.
22.	Investment Advisory Agreement between Advisors Preferred LLC and DAMF Fund Limited filed as an exhibit June 30, 2023 is hereby incorporated by reference.
23.	Sub-Advisory Agreement between Advisors Preferred LLC and Dynamic Wealth Group, LLC, with respect to Dynamic Alpha Macro Fund filed as an exhibit June 30, 2023 is hereby incorporated by reference.
24.	Sub-Advisory Agreement between Advisors Preferred LLC and Dynamic Wealth Group, LLC, with respect to DAMF Fund Limited filed as an exhibit June 30, 2023 is hereby incorporated by reference.
25.	Futures Trading Agreement between Advisors Preferred LLC and AG Capital Management Partners, L.P., with respect to Dynamic Alpha Macro Alpha Fund filed as an exhibit June 30, 2023 is hereby incorporated by reference.
26.	Futures Trading Agreement between Advisors Preferred LLC and AG Capital Management Partners, L.P., with respect to DAMF Fund Limited filed as an exhibit June 30, 2023 is hereby incorporated by reference.
27.	Operating Expenses Limitation Agreement between the Registrant and Dynamic Wealth Group, LLC, with respect to Dynamic Alpha Macro Fund filed as an exhibit June 30, 2023 is hereby incorporated by reference.
28.	Amended Appendix A to Investment Advisory Agreement between the Trust and Advisors Preferred LLC, with respect to Quantified Global Fund filed as an exhibit October 18, 2023 is hereby incorporated by reference.
29.	Amended Appendix A to Sub-Advisory Management Agreement between Advisors Preferred LLC and Flexible Plan Investments, Ltd., with respect to Quantified Global Fund filed as an exhibit October 18, 2023 is hereby incorporated by reference.

	30.	Amended Appendix A to Investment Advisory Agreement between the Trust and Advisors Preferred LLC, with respect to Quantified Eckhardt Managed Futures Strategy Fund filed as an exhibit September 19, 2024, is hereby incorporated by reference.
	31.	Amended Appendix A to Sub-Advisory Management Agreement between Advisors Preferred LLC and Flexible Plan Investments, Ltd., with respect to Quantified Eckhardt Managed Futures Strategy Fund filed as an exhibit September 19, 2024, is hereby incorporated by reference.
	32.	Investment Advisory Agreement between Advisors Preferred, LLC and QEMFSF Fund Limited filed as an exhibit September 19, 2024, is hereby incorporated by reference.
	33.	Sub-Advisory Agreement between Advisers Preferred, LLC and Flexible Plan Investments, Ltd. with respect to QEMFSF Fund Limited filed as an exhibit September 19, 2024, is hereby incorporated by reference.
	34.	Investment Advisory Agreements between Advisors Preferred, LLC and subsidiaries to be filed by subsequent amendment.
	35..	Sub-Advisory Agreements between Advisors Preferred, LLC and Flexible Plan Investments, Ltd. With respect to subsidiaries to be filed by subsequent amendment.
(e)		Underwriting Contracts.
	1.	Underwriting Agreement filed as an exhibit to the Registrant’s Registration Statement on August 9, 2019, is hereby incorporated by reference.
	2.	Form of Selling Agreement for the Trust, filed as an exhibit to the Registrant’s Registration Statement on January 4, 2013, is hereby incorporated by reference.
	3.	Amended Appendix to Underwriting Agreement filed as an exhibit to the Registrant’s Registration Statement on April 9, 2021, is hereby incorporated by reference.
	4.	Amended Appendix to Underwriting Agreement with respect to Dynamic Alpha Macro Fund filed as an exhibit June 30, 2023 is hereby incorporated by reference.
	5.	Amended Appendix to Underwriting Agreement with respect to Quantified Global Fund filed as an exhibit October 18, 2023 is hereby incorporated by reference.
	6.	Amended Appendix to Underwriting Agreement with respect to Quantified Eckhardt Managed Futures Strategy Fund filed as an exhibit September 19, 2024, is hereby incorporated by reference.
(f)		Bonus or Profit Sharing Contracts.
None.
(g)		Custodian Agreements.
	1.	Custody Agreement for Trust with U.S. Bank National Association (“US Bank”) filed as an exhibit to the Registrant’s Registration Statement on January 4, 2013, is hereby incorporated by reference.
	2.	Special Custodian Agreement for the Trust with National Financial Services, LLC, filed as an exhibit to the Registration Statement on October 27, 2016, is hereby incorporated by reference.
	3.	Amended Appendix to Special Custodian Agreement with National Financial Services, LLC filed as an exhibit the Registrant’s Registration Statement on October 14, 2020, is hereby incorporated by reference.
	4.	Amended Special Custodian Agreement Appendix for the Trust with National Financial Services, LLC to be filed by subsequent amendment.
	5.	Fifteenth Amendment to the Custody Agreement with US Bank filed as an exhibit to the Registrant’s Registration Statement on April 19, 2021, is hereby incorporated by reference.
	6.	Sixteenth Amendment to the Custody Agreement with US Bank filed as an exhibit June 30, 2023 is hereby incorporated by reference.
	7.	Seventeenth Amendment to the Custody Agreement with US Bank filed as an exhibit October 27, 2023 is hereby incorporated by reference.
	8.	Eighteenth Amendment to the Custody Agreement with US Bank filed as an exhibit September 19, 2024, is hereby incorporated by reference.
(h)		Other Material Contracts.
	1.	ReFlow Participating Fund Agreement for the Trust, filed as an exhibit to the Registrant’s Registration Statement on January 4, 2013, is hereby incorporated by reference.

2.	Shareholder Services Agreement with Flexible Plan Investments, Ltd. filed as an exhibit to the Registrant’s Registration Statement on August 19, 2019, is hereby incorporated by reference.
3.	Participation Agreement with Jefferson National Life Insurance Company filed as an exhibit to the Registrant’s Registration Statement on June 5, 2015, is hereby incorporated by reference.
4.	Shareholder Services Plan with respect to Investor Class Shares of Hundredfold Select Alternative Fund filed as an exhibit to the Registrant’s Registration Statement on August 9, 2019, is hereby incorporated by reference.
5.	Securities Lending Agreement with US Bank, National Association dated February 24, 2020 filed as an Exhibit to Registrant’s Registration Statement filed on April 17, 2020 is hereby incorporated by reference.
6.	Compliance Consulting Agreement between Registrant and Advisors Preferred, LLC filed as an exhibit the Registrant’s Registration Statement on October 14, 2020, is hereby incorporated by reference.
7.	Amended Appendix A to Participating Fund Agreement with ReFlow filed as an exhibit to the Registrant’s Registration Statement on April 30, 2021, is hereby incorporated by reference.
8.	Amendment to Exhibit A of Securities Lending Agreement with US Bank, National Association filed as an exhibit to the Registrant’s Registration Statement on April 9, 2021, is hereby incorporated by reference.
9.	Amended Schedule B to Shareholder Services Agreement with Flexible Plan Investments, Ltd. filed as an exhibit to the Registrant’s Registration Statement on April 9, 2021, is hereby incorporated by reference.
10.	Liquidity Program Administrator Agreement between Registrant and Advisors Preferred, LLC filed as an exhibit to the Registrant’s Registration Statement on July 1, 2021, is hereby incorporated by reference.
11.	Fund Services Agreement with Ultimus Fund Solutions, LLC filed as an exhibit July 15, 2022, incorporated by reference.
12.	Derivatives Risk Management Program Support Services Addendum with Ultimus Fund Solutions, LLC filed as an exhibit July 15, 2022, incorporated by reference.
13.	Line of Credit Agreement with U.S. Bank, National Association filed as an exhibit to Registrant’s Registration Statement on December 23, 2021 is hereby incorporated by reference.
14.	Rule 12d1-4 Investment Agreement with respect to Direxion Shares ETF Trust, filed as an exhibit to Registrant’s Registration Statement on April 18, 2022 is hereby incorporated by reference.
15.	Rule 12d1-4 Investment Agreement with ProShares Trust filed as an exhibit to the Registrant’s Registration Statement on January 27, 2023 is hereby incorporated by reference.
16.	Amendment to Line of Credit Agreement with U.S. Bank, National Association filed as an exhibit to the Registrant’s Registration Statement on January 27, 2023 is hereby incorporated by reference.
17.	Amendment to Fund Services Agreement with Ultimus Fund Solutions, LLC with respect to blue sky fees, filed as an exhibit April 15, 2024, is hereby incorporated by reference.
18.	Amendment to Fund Services Agreement with Ultimus Fund Solutions, LLC with respect to Dynamic Alpha Macro Fund filed as an exhibit October 18, 2023 is hereby incorporated by reference.
19.	Amended Appendix A to Participating Fund Agreement with ReFlow with respect to Dynamic Alpha Macro Fund, Quantified Global Fund, and Quantified Eckhardt Managed Futures Strategy Fund to be filed by subsequent amendment.
20.	Compliance Consulting Agreement between Registrant and Advisors Preferred, LLC with respect to Dynamic Alpha Macro Fund filed as an exhibit June 30, 2023 is hereby incorporated by reference.
21.	Amended Appendix to Liquidity Program Administrator Agreement between Registrant and Advisors Preferred, LLC with respect to Dynamic Alpha Macro Fund filed as an exhibit June 30, 2023 is hereby incorporated by reference.

	22.	Amendment to Exhibit A of Securities Lending Agreement with US Bank, National Association with respect to Dynamic Alpha Macro Fund filed as an exhibit June 30, 2023 is hereby incorporated by reference.
	23.	Amended Appendix to Liquidity Program Administrator Agreement between Registrant and Advisors Preferred, LLC with respect to Quantified Global Fund filed as an exhibit October 18, 2023 is hereby incorporated by reference.
	24.	Amendment to Exhibit A of Securities Lending Agreement with US Bank, National Association with respect to Quantified Global Fund filed as an exhibit October 18, 2023 is hereby incorporated by reference.
	25.	Amended Schedule B to Shareholder Services Agreement with Flexible Plan Investments, Ltd. with respect to Quantified Global Fund filed as an exhibit October 18, 2023 is hereby incorporated by reference.
	26.	Amendment to Fund Services Agreement with Ultimus Fund Solutions, LLC with respect to Quantified Global Fund filed October 27, 2023 is hereby incorporated by reference.
	27.	Amended Schedule A to Derivatives Risk Management Program Support Services Agreement with Ultimus Fund Solutions, LLC filed October 27, 2023 is hereby incorporated by reference.
	28.	Rule 12d1-4 Investment Agreement with Advisers Series Trust (Semper Funds) filed December 22, 2023, is hereby incorporated by reference.
	29.	Rule 12d1-4 Investment Agreement with Two Roads Shared Trust (Holbrook Fund) filed as an exhibit September 19, 2024, is hereby incorporated by reference.
	30.	Amended Appendix to Liquidity Program Administrator Agreement between Registrant and Advisors Preferred, LLC with respect to Quantified Eckhardt Managed Futures Strategy Fund filed as an exhibit September 19, 2024, is hereby incorporated by reference.
	31.	Amendment to Exhibit A of Securities Lending Agreement with US Bank, National Association with respect to Quantified Eckhardt Managed Futures Strategy Fund filed as an exhibit October 24, 2024, is hereby incorporated by reference.
	32.	Amended Schedule B to Shareholder Services Agreement with Flexible Plan Investments, Ltd. with respect to Quantified Eckhardt Managed Futures Strategy Fund filed as an exhibit October 24, 2024, is hereby incorporated by reference.
	33.	Amendment to Fund Services Agreement with Ultimus Fund Solutions, LLC with respect to Quantified Eckhardt Managed Futures Strategy Fund filed as an exhibit September 19, 2024, is hereby incorporated by reference.
	34.	Amended Schedule A to Derivatives Risk Management Program Support Services Agreement with Ultimus Fund Solutions, LLC with respect to Quantified Eckhardt Managed Futures Strategy Fund filed as an exhibit September 19, 2024, is hereby incorporated by reference.
(i)		Legal Opinion.
	1.	Opinion and Consent of Thompson Hine LLP filed as an exhibit September 19, 2024, to be incorporated subsequently by reference.
	2.	Consent of Thompson Hine LLP to be filed by subsequent amendment.
(j)		Other Opinions.
Consent of Cohen & Company, Ltd. to be filed by subsequent amendment.
(k)		Omitted Financial Statements.
None.
(l)		Initial Capital Agreements.
Subscription Agreement between the Trust and the Initial Investor, filed as an exhibit to the Registration Statement on January 4, 2013, is hereby incorporated by reference.
(m)		Rule 12b-1 Plans.
	1.	Amended Advisor Class Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit to the Registrant’s Registration Statement on December 13, 2013, is hereby incorporated by reference.
	2.	Amended Investor Class Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit to the Registrant’s Registration Statement on April 27, 2015, is hereby incorporated by reference.

	3.	Plan of Distribution Pursuant to Rule 12b-1 for The Gold Bullion Strategy Portfolio filed as an exhibit to the Registrant’s Registration Statement on August 5, 2013, is hereby incorporated by reference.
	4.	Class A Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit the Registrant’s Registration Statement on June 27, 2014, is hereby incorporated by reference.
	5.	Class C Shares Plan of Distribution (Gold Fund) filed as an exhibit to Registrant’s Registration Statement on June 27, 2014.
	6.	Amended Exhibit A to Class A Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit to Registrant’s Registration Statement on May 21, 2019, is hereby incorporated by reference.
	7.	Amended Investor Class (25 bp) Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit to the Registrant’s Registration Statement on August 19, 2019, is hereby incorporated by reference.
	8.	Amended Advisor, Service, and Class C Shares (100 bp) Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit to the Registrant’s Registration Statement on August 19, 2019, is hereby incorporated by reference.
	9.	Amended Exhibit A to Class A Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit to the Registrant’s Registration Statement on February 24, 2021, is hereby incorporated by reference.
	10.	Amended Class C Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit the Registrant’s Registration Statement on October 14, 2020, is hereby incorporated by reference.
	11.	Amended Investor Class (25 bp) Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit to the Registrant’s Registration Statement on April 9, 2021, is hereby incorporated by reference.
	12.	Amended Advisor, Service, and Class C Shares (100 bp) Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit to the Registrant’s Registration Statement on April 9, 2021, is hereby incorporated by reference.
	13.	Amended Investor Class (25 bp) Plan of Distribution Pursuant to Rule 12b-1 with respect to Dynamic Alpha Macro Fund filed as an exhibit June 30, 2023 is hereby incorporated by reference.
	14.	Amended Investor Class (25 bp) Plan of Distribution Pursuant to Rule 12b-1 with respect to Quantified Global Fund filed as an exhibit October 18, 2023 is hereby incorporated by reference.
	15.	Amended Advisor, Service, and Class C shares (100 bp) Plan of Distribution Pursuant to Rule 12b-1 with respect to Quantified Global Fund filed as an exhibit October 18, 2023 is hereby incorporated by reference.
	16.	Amended Investor Class (25 bp) Plan of Distribution Pursuant to Rule 12b-1 with respect to Quantified Eckhardt Managed Futures Strategy Fund filed as an exhibit September 19, 2024, is hereby incorporated by reference.
	17.	Amended Advisor, Service, and Class C shares (100 bp) Plan of Distribution Pursuant to Rule 12b-1 with respect to Quantified Eckhardt Managed Futures Strategy Fund filed as an exhibit September 19, 2024, is hereby incorporated by reference.
(n)		Rule 18f-3 Plan.
	1.	Amended Rule 18f-3 Plan filed as an exhibit to the Registrant’s Registration Statement on April 9, 2021, is hereby incorporated by reference.
	2.	Amended Rule 18f-3 Plan with respect to Dynamic Alpha Macro Fund filed as an exhibit June 30, 2023 is hereby incorporated by reference.
	3.	Amended Rule 18f-3 Plan with respect to Quantified Global Fund filed as an exhibit October 18, 2023 is hereby incorporated by reference.
	4.	Amended Rule 18f-3 Plan with respect to Quantified Eckhardt Managed Futures Strategy Fund filed as an exhibit September 19, 2024, is hereby incorporated by reference.
(o)		Reserved.
(p)		Code of Ethics.
	1.	Code of Ethics for Advisors Preferred Trust filed as an exhibit to the Registrant’s Registration Statement on December 29, 2021, is hereby incorporated by reference.

	2.	Code of Ethics for Advisors Preferred LLC, filed as an exhibit to the Registrant’s Registration Statement on April 18, 2022, is hereby incorporated by reference.
	3.	Code of Ethics for Price Capital Management, Inc., filed as an exhibit to the Registrant’s Registration Statement on January 4, 2013, is hereby incorporated by reference.
	4.	Code of Ethics for Ceros Financial Services, Inc., filed as an exhibit to the Registrant’s Registration Statement on January 11, 2013, is hereby incorporated by reference.
	5.	Code of Ethics for Flexible Plan Investments, Ltd. filed as an exhibit to the Registrant’s Registration Statement on January 28, 2022, is hereby incorporated by reference.
	6.	Code of Ethics for Spectrum Financial Inc. filed as an exhibit to the Registrant’s Registration Statement on December 13, 2013, is hereby incorporated by reference.
	7.	Code of Ethics for Hundredfold Advisors, LLC filed as an exhibit to the Registrant’s Registration Statement on August 9, 2019, is hereby incorporated by reference.
	8.	Code of Ethics for Dynamic Wealth Group, LLC filed as an exhibit June 30, 2023 is hereby incorporated by reference.
	9.	Code of Ethics for AG Capital Management Partners, L.P. filed as an exhibit June 30, 2023 is hereby incorporated by reference.
(q)		Power of Attorney.
	1.	Power of Attorney for the Trust, and a certificate with respect thereto, and each trustee and executive officer, filed as an exhibit to the Registrant’s Registration Statement on January 4, 2013, are hereby incorporated by reference.
	2.	Powers of Attorney for GBSF Fund Limited and GBSP Fund Limited filed as an exhibit to the Registrant’s Registration Statement on October 27, 2016, is hereby incorporated by reference.
	3.	Power of Attorney with respect to the Trust for David Feldman, filed as an exhibit to the Registrant’s Registration Statement on January 29, 2018, is hereby incorporated by reference.
	4.	Power of Attorney with respect to GBSF Fund Limited and GBSP Fund Limited for David Feldman, filed as an exhibit to the Registrant’s Registration Statement on January 29, 2018, is hereby incorporated by reference.
	5.	Power of Attorney with respect to the Trust for Christine Casares filed as an exhibit to the Registrant’s Registration Statement on June 21, 2019, is hereby incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with the Fund. None.

Item 30. Indemnification.

Reference is made to Article IX of the Registrant’s Agreement and Declaration of Trust, Section IX of the Underwriting Agreement, Section 2.2.4 of the Management Agreement, Section 10(b) of the Sub-Advisory Management Agreements (Price Capital Management, Inc., Flexible Plan Investments, Ltd., Spectrum Financial Inc., Section 10(b) of the Investment Sub-Advisory Agreement (Dynamic Wealth Group, LLC; and AG Capital Management Partners, L.P.), and Section 4 of the Fund Services Agreement. Insurance carried by the Registrant provides indemnification of the Trustees and officers. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Business and other Connections of Investment Adviser and Sub-Advisers.

Advisors Preferred LLC, 1445 Research Blvd., Suite 530, Rockville, MD 20850, is a registered investment adviser. Additional information about the Adviser and its officers is hereby incorporated by reference to the Adviser’s Form ADV, file number 801-72430.

Price Capital Management, Inc., 85 Chanteclaire Circle, Gulf Breeze, FL 32561, is a registered investment adviser. Additional information about Price Capital Management, Inc. and its officers is incorporated by reference to the sub-adviser’s Form ADV, file number 801-73195.

Flexible Plan Investments, Ltd., 3883 Telegraph Road, Suite 100, Bloomfield Hills, Michigan, 48302, is a registered investment adviser. Additional information about Flexible Plan Investments, Ltd. and its officers is incorporated by reference to the sub-adviser’s Form ADV, file number 801-21073.

Spectrum Financial Inc., 272 Bendix Road, Suite 600, Virginia Beach, Virginia, 23452 is a registered investment adviser. Additional information about Spectrum Financial Inc. and its officers is incorporated by reference to the sub-adviser’s Form ADV, file number 801-33311.

Hundredfold Advisors, LLC, 272 Bendix Road, Suite 600, Virginia Beach, Virginia, 23452 is a registered investment adviser. Additional information about Hundredfold Advisors, LLC and its officers is incorporated by reference to the sub-adviser’s Form ADV, file number 801-63226.

Dynamic Wealth Group, LLC, located at 3225 McLeod Drive, Suite 100, Las Vegas, NV 89121, is a registered investment adviser. Additional information about Dynamic Wealth Group, LLC and its officers is incorporated by reference to the sub-adviser’s Form ADV, file number 801-128038. Bradley Barrie Managing Director and Chief Investment Officer of Dynamic Wealth Group, LLC, also serves as President of Dynamic Alpha Group, Inc., located at 3225 McLeod Drive, Suite 100, Las Vegas, NV 89121, a consultancy, which focuses on assisting financial advisors with all aspects of financial planning, including investment portfolio creation and management.

AG Capital Management Partners, L.P., 75 State St., Suite 100, Boston, MA 02109, and its officers and managers have no other material businesses.

Item 32. Principal Underwriter.

(a) Ceros Financial Services, Inc., 1445 Research Blvd., Suite 530, Rockville, MD 20850, the principal underwriter to Advisors Preferred Trust.

(b) Ceros Financial Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of Ceros Financial Services, Inc. is 1445 Research Blvd., Suite 530, Rockville, MD 20850. To the best of Registrant’s knowledge, the following are the officers of Ceros Financial Services, Inc.

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Trust
Angela Lynette Holland	Chief Compliance Officer	Chief Compliance Officer
M. Catherine Ayers-Rigsby	President	Trustee, President
Mark H. Goldwasser	CEO	None
Kim U. Powell	CFO	None
Brian Humphrey	Director Sales & Marketing	Trustee

* 1445 Research Blvd., Suite 530, Rockville, MD 20850

(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant and any Fund’s or Portfolio’s subsidiary pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, Adviser, sub-advisers, Principal Underwriter, Transfer Agent, Fund Accountant, Administrator and Custodian at the addresses stated in each SAI of the Trust.

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

The Registrant undertakes that any Fund’s or Portfolio’s subsidiary hereby consents to service of process within the United States, will maintain books and records pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder, and consents to examination of its books and records.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on the 8th day of December 2025.

Advisors Preferred Trust

By: Catherine Ayers-Rigsby *

President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title
Christine Casares *	Treasurer and Principal Financial Officer (and in the capacity of Principal Accounting Officer)
Catherine Ayers-Rigsby *	President, Principal Executive Officer and Trustee
Brian S. Humphrey *	Trustee
Charles R. Ranson *	Trustee
Felix Rivera *	Trustee
David Feldman *	Trustee

*By: /s/

Michael V. Wible

Attorney-in-Fact

December 8, 2025

Exhibit Index